UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 9 of its series:

Wells Fargo Advantage Diversified Capital Builder Fund, Wells Fargo Advantage Diversified Income Builder Fund, Wells Fargo Advantage Index Asset Allocation Fund, Wells Fargo Advantage C&B Mid Cap Value Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Opportunity Fund, and Wells Fargo Advantage Special Mid Cap Value Fund.

Date of reporting period: September 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Diversified Capital Builder Fund

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% in October 2014 to 5.1% in September 2015.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Diversified Capital Builder Fund for the 12-month period that ended September 30, 2015. The period was marked by continued low global interest rates and a sluggish economic recovery in the U.S. However, late-period concerns about global growth, sparked by an unexpected slowdown in China, as well as an expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate resulted in considerable volatility for stock and bond markets in the final months of the fiscal year.

U.S. economic growth slowed early in the reporting period, but later data suggested that the recovery remained on track.

Although the final estimate for U.S. annualized gross domestic product (GDP) growth came in at a modest 0.6% in the first quarter of 2015, the low number was attributed to short-term factors such as a harsh winter and a long-lived strike at West Coast ports. Annualized GDP growth rebounded to 3.9% in the second quarter, validating the consensus view of steady, if unexceptional, domestic growth. Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% at the beginning of the reporting period (October 2014) to 5.1% at the end (September 2015).

Toward the end of the reporting period, growing signs of an economic slowdown in China sparked investor concerns about global economic growth. China is a major importer, and a slowdown in the country’s growth could affect its trading partners. The country is also a major consumer of commodities; China’s slowdown thus had the potential to keep commodity prices low and the pressure on commodity producers high.

Major central banks continued to provide liquidity to the markets.

As the reporting period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, would soon raise its key federal funds rate. The Fed remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The Fed’s decision caused some uncertainty about when it would raise rates, but by the end of the period most investors expected a modest Fed rate hike in late 2015 or early 2016. Throughout the reporting period, the FOMC kept its key interest rate effectively at zero.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future. Rather, the ECB maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Long-term Treasury bonds outperformed U.S. stocks and high-yield bonds for the 12-month period.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds. Worries about slower global growth hit the stock market hard in August, though, and the S&P 500 Index,1 a measure of U.S. large-cap stocks, lost 6.03% in that month alone; the index ended the full period with a return of -0.61%. High-yield bonds also weakened in the final months of the fiscal year, challenged not only by slowing economic growth but also by the prospect of increased defaults among commodity-related issuers as commodity prices remained low. The BofA Merrill Lynch High Yield U.S.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	3

Corporates, Cash Pay Index2 lost 3.54% for the reporting period. By contrast, long-term Treasury bonds ended the period with a 9.12% gain, as measured by the Barclays 20+ Year U.S. Treasury Index,3 aided by low interest rates and their lack of credit risk.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment-grade U.S. domestic bond index. You cannot invest directly in an index.

[3]	The Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-1998	(6.76)	9.03	4.15	(1.05)	10.34	4.78	1.16	1.16
Class B (EKBBX)*	9-11-1935	(6.76)	9.21	4.29	(1.86)	9.49	4.29	1.91	1.91
Class C (EKBCX)	1-22-1998	(2.88)	9.51	4.00	(1.88)	9.51	4.00	1.91	1.91
Administrator Class (EKBDX)	7-30-2010	–	–	–	(0.92)	10.59	4.96	1.08	0.95
Institutional Class (EKBYX)	1-26-1998	–	–	–	(0.75)	10.81	5.15	0.83	0.78
Diversified Capital Builder Blended Index[4]	–	–	–	–	(1.29)	11.56	7.08	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	(3.54)	5.90	7.04	–	–
Russell 1000® Index[6]	–	–	–	–	(0.61)	13.42	6.95	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	5

Growth of $10,000 investment[7] as of September 30, 2015

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.95% for Administrator Class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000® Index (75%) and BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (25%). You cannot invest directly in an index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) outperformed two of its benchmarks, the Diversified Capital Builder Blended Index and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index for the 12-month period that ended September 30, 2015. However, the Fund underperformed the Russell 1000® Index.

■	The Fund outperformed the Diversified Capital Builder Blended Index, in part, because of its above-benchmark weighting in stocks versus the 75% equity/25% fixed-income weighting of the Diversified Capital Builder Blended Index during a period in which stocks outperformed the high-yield market.

■	While the Fund held only modest stock positions in the energy and materials sectors, several holdings had sharp price declines, which detracted from the performance of the equity portfolio. In the bond portfolio, holdings in basic-materials companies were considerable detractors because the companies’ financial results were pressured by declining demand and falling prices for their products.

Stocks held up better than high-yield bonds in a volatile period.

The period was marked by short-term swings in equity prices, as measured by the Russell 1000 Index, with August and September particularly tough months as investors became increasingly concerned about the future policy of the U.S. Federal Reserve (Fed) in normalizing interest rates and the slowing pace of global economic growth. Despite the late-period losses, the Russell 1000 Index ended the fiscal year with a relatively modest 0.61% decline. Interest rates, as measured by 10-year U.S. Treasury bonds, declined from around 2.5% on September 30, 2014, to just over 2.0% on September 30, 2015. Lower yields reflected continued sluggish global economic growth, inflation that was generally below the Fed’s target level of 2%, monetary easing in other countries, and growing desire for the relative protection that U.S. Treasury securities have historically provided to investors. In contrast to falling Treasury rates, yields in the high-yield bond market rose, especially in the energy, metals and mining, and basic-materials sectors; continued low prices for energy and commodities sparked investor concerns about the viability of many highly leveraged companies. Outside of those sectors, further sluggish economic growth raised the prospect of deteriorating fundamentals even for those companies with stable to improving financial results. Investors therefore demanded a higher yield advantage to purchase or hold below-investment-grade debt.

Ten largest holdings[8] (%) as of September 30, 2015
FEI Company	3.04
Automatic Data Processing Incorporated	2.85
Amphenol Corporation Class A	2.71
The Home Depot Incorporated	2.56
Tronox Finance LLC, 6.38%, 8-15-2020	2.54
Jarden Corporation	2.43
Sempra Energy	2.23
ServiceNow Incorporated	2.03
Akamai Technologies Incorporated	2.02
The Estee Lauder Companies Incorporated Class A	2.00

In the Fund’s stock portfolio, several holdings in the health care, consumer discretionary, and consumer staples sectors were major contributors to performance. CVS Health Corporation; Covidien plc (acquired during the year by Medtronic, Incorporated); and Becton, Dickinson and Company were all strong performers in the health-related sector. The Home Depot, Incorporated, benefited from improving sales in the housing sector. In the industrials sector, Pall Corporation outperformed as a result of its acquisition by Danaher Corporation.

Detractors included energy-related holdings Plains All American Pipeline, L.P.;* EOG Resources, Incorporated;* and Bristow Group Incorporated. In the poorly performing materials space, Westlake Chemical

Corporation detracted from results. Despite the general outperformance of health care issues, two specialty pharmaceutical companies, Mylan N.V. and Mallinckrodt plc, were detractors during the fiscal year.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	7

Portfolio allocation[9] as of September 30, 2015

Specific to the Fund’s fixed-income portfolio, over the past year, we raised the average quality of the high-yield holdings, believing that higher-quality issues that were available for modestly lower yields represented better relative investment value compared with higher-yielding but lower-rated bonds. Fixed-income contributors included bonds of Crown Castle International Corporation, Lear Corporation, and The AES Corporation.* Detractors included bonds from Mallinckrodt plc and Horizon Pharma plc as well as from commodity-related issuers Rayonier A.M. Products Incorporated, Tronox Limited, and Olin Corporation.

We continue to focus on high-yield bonds of U.S.-based

companies that have publicly issued common stock and

that we judge to have competitive business positions and flexible balance sheets. We believe such companies should be able to withstand a slowdown in their sales and profits or diminished access to credit should there be a reduction in liquidity provided by financial lenders. We continue to minimize exposure to the energy, energy services, and metals and mining sectors because these areas face continued challenges from declining demand and soft pricing for their products.

Our outlook continues to be one of cautious optimism.

While the pace of economic growth is low compared with previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids provided a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. Despite current financial uncertainties, we believe the strong fundamentals of the U.S. economy will provide attractive investment potential for stocks over time.

In our view, the high-yield bond market may benefit from relatively attractive fundamentals—improving albeit slow business conditions, ample financial liquidity, and historically low default rates, excluding high-risk sectors such as energy. We are cautious given that high-yield interest rates could rise further against the backdrop of a slowing economy. However, with the currently wide yield differentials for high-yield versus investment-grade bonds, we think high-yield bonds could provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$914.97	$5.66	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Class B
Actual	$1,000.00	$910.81	$9.20	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.70	1.92%
Class C
Actual	$1,000.00	$910.68	$9.24	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Administrator Class
Actual	$1,000.00	$915.05	$4.56	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Class
Actual	$1,000.00	$916.45	$3.75	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Capital Builder Fund	9

Security name	Shares	Value

Common Stocks: 74.09%

Consumer Discretionary: 11.06%

Auto Components: 1.53%
Gentex Corporation	450,000	$6,975,000
Lear Corporation	15,000	1,631,700

		8,606,700

Distributors: 1.54%
Genuine Parts Company	105,000	8,703,450

Hotels, Restaurants & Leisure: 0.60%
Marriott International Incorporated Class A	50,000	3,410,000

Household Durables: 4.83%
Harman International Industries Incorporated	70,000	6,719,300
Jarden Corporation †	280,000	13,686,400
Leggett & Platt Incorporated	165,000	6,806,250

		27,211,950

Specialty Retail: 2.56%
The Home Depot Incorporated	125,000	14,436,250

Consumer Staples: 5.92%

Food & Staples Retailing: 1.97%
CVS Health Corporation	115,000	11,095,200

Food Products: 1.73%
ConAgra Foods Incorporated	240,000	9,722,400

Household Products: 0.22%
Church & Dwight Company Incorporated	15,000	1,258,500

Personal Products: 2.00%
The Estee Lauder Companies Incorporated Class A	140,000	11,295,200

Energy: 0.85%

Energy Equipment & Services: 0.14%
Bristow Group Incorporated	30,000	784,800

Oil, Gas & Consumable Fuels: 0.71%
Columbia Pipeline Group Incorporated	220,000	4,023,800

Financials: 2.81%

Banks: 0.71%
PNC Financial Services Group Incorporated	45,000	4,014,000

Real Estate Management & Development: 1.31%
CBRE Group Incorporated Class A †	230,000	7,360,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

REITs: 0.79%
Boston Properties Incorporated	20,000	$2,368,000
Saul Centers Incorporated «	40,000	2,070,000

		4,438,000

Health Care: 15.69%

Biotechnology: 1.41%
AMAG Pharmaceuticals Incorporated †	55,000	2,185,150
Amgen Incorporated	10,000	1,383,200
Baxalta Incorporated	70,000	2,205,700
Celgene Corporation †	20,000	2,163,400

		7,937,450

Health Care Equipment & Supplies: 4.86%
Baxter International Incorporated	20,000	657,000
Becton Dickinson & Company	61,942	8,217,226
C.R. Bard Incorporated	30,000	5,589,300
Hologic Incorporated †	60,000	2,347,800
Medtronic plc	150,000	10,041,000
West Pharmaceutical Services Incorporated	10,000	541,200

		27,393,526

Health Care Providers & Services: 0.49%
McKesson Corporation	15,000	2,775,450

Life Sciences Tools & Services: 2.62%
Quintiles Transnational Holdings Incorporated †	100,000	6,957,000
Thermo Fisher Scientific Incorporated	30,000	3,668,400
Waters Corporation †	35,000	4,137,350

		14,762,750

Pharmaceuticals: 6.31%
AbbVie Incorporated	100,000	5,441,000
Allergan plc †	10,000	2,718,100
Eli Lilly & Company	110,000	9,205,900
Endo International plc †	75,000	5,196,000
Mallinckrodt plc †	50,000	3,197,000
Mylan NV †	245,000	9,863,700

		35,621,700

Industrials: 6.30%

Aerospace & Defense: 0.94%
Curtiss-Wright Corporation	35,000	2,184,700
Lockheed Martin Corporation	15,000	3,109,650

		5,294,350

Building Products: 1.11%
Apogee Enterprises Incorporated	90,000	4,018,500
Lennox International Incorporated	20,000	2,266,600

		6,285,100

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Capital Builder Fund	11

Security name	Shares	Value

Electrical Equipment: 0.64%
AMETEK Incorporated	45,000	$2,354,400
Regal-Beloit Corporation	10,000	564,500
Sensata Technologies Holding NV †	15,000	665,100

		3,584,000

Industrial Conglomerates: 0.97%
Danaher Corporation	55,000	4,686,550
Roper Industries Incorporated	5,000	783,500

		5,470,050

Machinery: 2.64%
Donaldson Company Incorporated	40,000	1,123,200
IDEX Corporation	80,000	5,704,000
John Bean Technologies Corporation	210,000	8,032,500

		14,859,700

Information Technology: 19.70%

Communications Equipment: 0.54%
CommScope Holdings Incorporated †	15,000	450,450
Palo Alto Networks Incorporated †	15,000	2,580,000

		3,030,450

Electronic Equipment, Instruments & Components: 6.17%
Amphenol Corporation Class A	300,000	15,288,000
Belden Incorporated	50,000	2,334,500
FEI Company	235,000	17,164,400

		34,786,900

Internet Software & Services: 2.02%
Akamai Technologies Incorporated †	165,000	11,394,900

IT Services: 3.96%
Automatic Data Processing Incorporated	200,000	16,072,000
Cognizant Technology Solutions Corporation Class A †	100,000	6,261,000

		22,333,000

Software: 6.22%
Adobe Systems Incorporated †	120,000	9,866,400
CDK Global Incorporated	20,000	955,600
FireEye Incorporated †	35,000	1,113,700
Mentor Graphics Corporation	80,000	1,970,400
Salesforce.com Incorporated †	20,000	1,388,600
ServiceNow Incorporated †	165,000	11,459,250
Splunk Incorporated †	150,000	8,302,500

		35,056,450

Technology Hardware, Storage & Peripherals: 0.79%
Seagate Technology plc	100,000	4,480,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2015

Security name			Shares	Value

Materials: 1.06%

Chemicals: 0.81%
LyondellBasell Industries NV Class A			10,000	$833,600
The Valspar Corporation			10,000	718,800
Westlake Chemical Corporation			35,000	1,816,150
Westlake Chemical Partners LP			70,000	1,225,000

				4,593,550

Containers & Packaging: 0.25%
Sealed Air Corporation			30,000	1,406,400

Utilities: 10.70%

Electric Utilities: 3.61%
American Electric Power Company Incorporated			110,000	6,254,600
Edison International			100,000	6,307,000
NextEra Energy Incorporated			50,000	4,877,500
Pinnacle West Capital Corporation			45,000	2,886,300

				20,325,400

Gas Utilities: 0.46%
Atmos Energy Corporation			45,000	2,618,100

Multi-Utilities: 6.63%
CMS Energy Corporation			180,000	6,357,600
Dominion Resources Incorporated			100,000	7,038,000
DTE Energy Company			110,000	8,840,700
NiSource Incorporated			140,000	2,597,000
Sempra Energy			130,000	12,573,600

				37,406,900

Total Common Stocks (Cost $387,698,945)				417,776,376

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 17.84%

Consumer Discretionary: 3.29%

Auto Components: 1.82%
Dana Holding Corporation	5.50%	12-15-2024	$500,000	481,250
Lear Corporation	5.25	1-15-2025	10,000,000	9,800,000

				10,281,250

Hotels, Restaurants & Leisure: 0.35%
Speedway Motorsports Incorporated	5.13	2-1-2023	2,000,000	1,960,000

Media: 0.15%
DISH DBS Corporation	5.00	3-15-2023	1,000,000	837,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Capital Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 0.97%
Group 1 Automotive Incorporated	5.00%	6-1-2022	$2,280,000	$2,245,800
Penske Auto Group Incorporated	5.75	10-1-2022	3,200,000	3,208,000

				5,453,800

Consumer Staples: 0.46%

Beverages: 0.46%
Constellation Brands Incorporated	4.75	11-15-2024	2,600,000	2,626,000

Energy: 0.47%

Energy Equipment & Services: 0.30%
Bristow Group Incorporated	6.25	10-15-2022	2,000,000	1,720,000

Oil, Gas & Consumable Fuels: 0.17%
Oneok Incorporated	7.50	9-1-2023	1,000,000	963,120

Financials: 0.45%

REITs: 0.45%
Crown Castle International Corporation	4.88	4-15-2022	2,000,000	2,079,000
Iron Mountain Incorporated	5.75	8-15-2024	500,000	482,500

				2,561,500

Health Care: 3.16%

Health Care Providers & Services: 0.91%
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	1,000,000	982,000
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	3,000,000	3,217,500
HealthSouth Corporation	5.13	3-15-2023	1,000,000	962,500

				5,162,000

Life Sciences Tools & Services: 0.53%
Quintiles Transnational Corporation 144A	4.88	5-15-2023	3,000,000	2,970,000

Pharmaceuticals: 1.72%
AMAG Pharmaceuticals Incorporated 144A	7.88	9-1-2023	3,000,000	2,872,500
Endo Limited 144A	6.00	2-1-2025	1,300,000	1,269,125
Horizon Pharma plc 144A	6.63	5-1-2023	6,300,000	5,559,750

				9,701,375

Industrials: 1.07%

Aerospace & Defense: 0.62%
Moog Incorporated 144A	5.25	12-1-2022	1,500,000	1,500,000
Orbital ATK Incorporated 144A	5.50	10-1-2023	2,000,000	2,005,000

				3,505,000

Commercial Services & Supplies: 0.09%
Clean Harbors Incorporated	5.13	6-1-2021	500,000	505,000

Machinery: 0.36%
Oshkosh Corporation	5.38	3-1-2025	2,000,000	2,005,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 2.63%

Communications Equipment: 1.18%
CommScope Incorporated 144A	5.50%	6-15-2024	$7,000,000	$6,685,000

Electronic Equipment, Instruments & Components: 0.67%
Anixter International Incorporated	5.13	10-1-2021	1,000,000	992,500
Belden Incorporated 144A	5.25	7-15-2024	3,000,000	2,775,000

				3,767,500

IT Services: 0.53%
Neustar Incorporated «	4.50	1-15-2023	3,500,000	2,966,250

Semiconductors & Semiconductor Equipment: 0.25%
Micron Technology Incorporated 144A	5.25	8-1-2023	1,500,000	1,395,000

Materials: 5.90%

Chemicals: 4.93%
A. Schulman Incorporated 144A	6.88	6-1-2023	1,500,000	1,413,750
Celanese U.S. Holdings LLC	4.63	11-15-2022	1,000,000	942,500
Kraton Polymers LLC	6.75	3-1-2019	1,770,000	1,752,300
Olin Corporation	5.50	8-15-2022	5,000,000	4,218,750
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,835,000	5,126,250
Tronox Finance LLC	6.38	8-15-2020	22,588,000	14,343,380

				27,796,930

Containers & Packaging: 0.97%
Berry Plastics Corporation	5.13	7-15-2023	3,120,000	2,948,400
Berry Plastics Corporation 144A%%	6.00	10-15-2022	2,000,000	2,005,000
Sealed Air Corporation 144A	5.25	4-1-2023	500,000	501,250

				5,454,650

Utilities: 0.41%

Independent Power & Renewable Electricity Producers: 0.41%
NRG Energy Incorporated	6.63	3-15-2023	2,500,000	2,300,000

Total Corporate Bonds and Notes (Cost $114,913,119)				100,616,875

Yankee Corporate Bonds and Notes: 1.46%

Health Care: 0.48%

Pharmaceuticals: 0.48%
Mallinckrodt plc 144A	5.50	4-15-2025	3,000,000	2,673,750

Industrials: 0.34%

Electrical Equipment: 0.34%
Sensata Technologies BV 144A	4.88	10-15-2023	2,000,000	1,910,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Capital Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.64%

Technology Hardware, Storage & Peripherals: 0.64%
Seagate HDD Cayman 144A	4.88%	6-1-2027	$3,896,000	$3,625,563

Total Yankee Corporate Bonds and Notes (Cost $8,613,041)				8,209,313

	Yield		Shares

Short-Term Investments: 6.83%

Investment Companies: 6.83%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15		1,618,733	1,618,733
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.16		36,866,929	36,866,929

Total Short-Term Investments (Cost $38,485,662)				38,485,662

Total investments in securities (Cost $549,710,767) *	100.22%	565,088,226
Other assets and liabilities, net	(0.22)	(1,221,345)

Total net assets	100.00%	$563,866,881

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $549,596,020 and unrealized gains (losses) consists of:

Gross unrealized gains	$57,480,948
Gross unrealized losses	(41,988,742)

Net unrealized gains	$15,492,206

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $1,593,609 of securities loaned), at value (cost $511,225,105)	$526,602,564
In affiliated securities, at value (cost $38,485,662)	38,485,662

Total investments, at value (cost $549,710,767)	565,088,226
Receivable for investments sold	1,131,892
Receivable for Fund shares sold	118,876
Receivable for dividends and interest	2,226,106
Receivable for securities lending income	2,089
Prepaid expenses and other assets	101,815

Total assets	568,669,004

Liabilities
Payable for investments purchased	2,011,375
Payable for Fund shares redeemed	397,638
Payable upon receipt of securities loaned	1,618,733
Management fee payable	301,935
Distribution fees payable	35,572
Administration fees payable	93,073
Accrued expenses and other liabilities	343,797

Total liabilities	4,802,123

Total net assets	$563,866,881

NET ASSETS CONSIST OF
Paid-in capital	$494,932,439
Overdistributed net investment income	(109,688)
Accumulated net realized gains on investments	53,666,671
Net unrealized gains on investments	15,377,459

Total net assets	$563,866,881

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$402,303,088
Shares outstanding – Class A1	44,124,808
Net asset value per share – Class A	$9.12
Maximum offering price per share – Class A2	$9.68
Net assets – Class B	$3,041,573
Shares outstanding – Class B1	330,859
Net asset value per share – Class B	$9.19
Net assets – Class C	$53,373,122
Shares outstanding – Class C1	5,850,110
Net asset value per share – Class C	$9.12
Net assets – Administrator Class	$7,898,461
Shares outstanding – Administrator Class[1]	865,654
Net asset value per share – Administrator Class	$9.12
Net assets – Institutional Class	$97,250,637
Shares outstanding – Institutional Class[1]	10,723,493
Net asset value per share – Institutional Class	$9.07

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage Diversified Capital Builder Fund	17

Investment income
Dividends (net of foreign withholding taxes of $13,950)	$8,439,346
Interest	6,019,724
Securities lending income, net	69,111
Income from affiliated securities	5,680

Total investment income	14,533,861

Expenses
Management fee	3,949,500
Administration fees
Class A	1,100,925
Class B	10,802
Class C	130,303
Administrator Class	10,639
Institutional Class	97,099
Shareholder servicing fees
Class A	1,111,149
Class B	10,593
Class C	132,038
Administrator Class	24,824
Distribution fees
Class B	32,396
Class C	396,114
Custody and accounting fees	43,858
Professional fees	48,589
Registration fees	76,814
Shareholder report expenses	120,888
Trustees’ fees and expenses	11,100
Other fees and expenses	23,035

Total expenses	7,330,666
Less: Fee waivers and/or expense reimbursements	(31,705)

Net expenses	7,298,961

Net investment income	7,234,900

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	59,544,695
Net change in unrealized gains (losses) on investments	(71,976,899)

Net realized and unrealized gains (losses) on investments	(12,432,204)

Net decrease in net assets resulting from operations	$(5,197,304)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income		$7,234,900		$6,831,298
Net realized gains on investments		59,544,695		96,756,071
Net change in unrealized gains (losses) on investments		(71,976,899)		4,940,816

Net increase (decrease) in net assets resulting from operations		(5,197,304)		108,528,185

Distributions to shareholders from
Net investment income
Class A		(4,369,242)		(4,033,418)
Class B		(7,771)		(8,084)
Class C		(141,210)		(88,171)
Administrator Class		(120,391)		(103,627)
Institutional Class		(1,482,197)		(1,515,475)

Total distributions to shareholders		(6,120,811)		(5,748,775)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,083,460	20,605,565	728,328	6,498,461
Class B	13,876	136,786	9,822	87,796
Class C	1,628,588	15,975,268	437,137	3,902,359
Administrator Class	597,936	5,892,607	425,317	3,836,616
Institutional Class	1,457,516	14,260,256	1,479,563	12,740,863

		56,870,482		27,066,095

Reinvestment of distributions
Class A	423,836	4,106,343	418,375	3,783,044
Class B	676	6,705	798	7,137
Class C	12,912	126,376	8,677	78,106
Administrator Class	12,215	118,673	8,642	78,753
Institutional Class	140,068	1,347,977	159,610	1,422,476

		5,706,074		5,369,516

Payment for shares redeemed
Class A	(4,696,961)	(46,170,825)	(5,460,105)	(48,487,352)
Class B	(235,677)	(2,347,105)	(276,744)	(2,452,684)
Class C	(690,709)	(6,779,827)	(579,714)	(5,096,202)
Administrator Class	(754,084)	(7,409,406)	(289,957)	(2,557,101)
Institutional Class	(1,683,456)	(16,493,344)	(9,909,257)	(87,233,593)

		(79,200,507)		(145,826,932)

Net decrease in net assets resulting from capital share transactions		(16,623,951)		(113,391,321)

Total decrease in net assets		(27,942,066)		(10,611,911)

Net assets
Beginning of period		591,808,947		602,420,858

End of period		$563,866,881		$591,808,947

Undistributed (overdistributed) net investment income		$(109,688)		$21,748

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.31	$7.89	$6.93	$5.65	$6.02
Net investment income	0.11	0.09	0.12	0.15	0.10
Net realized and unrealized gains (losses) on investments	(0.20)	1.41	0.96	1.29	(0.36)

Total from investment operations	(0.09)	1.50	1.08	1.44	(0.26)
Distributions to shareholders from
Net investment income	(0.10)	(0.08)	(0.12)	(0.16)	(0.11)
Net asset value, end of period	$9.12	$9.31	$7.89	$6.93	$5.65
Total return[1]	(1.05)%	19.10%	15.75%	25.58%	(4.53)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.20%	1.21%	1.21%
Net expenses	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.17%	1.09%	1.66%	2.40%	1.57%
Supplemental data
Portfolio turnover rate	69%	82%	70%	79%	56%
Net assets, end of period (000s omitted)	$402,303	$431,388	$399,535	$390,705	$364,533

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.38	$7.95	$6.98	$5.69	$6.05
Net investment income	0.04 [1]	0.03 [1]	0.07 [1]	0.11 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.21)	1.41	0.96	1.28	(0.37)

Total from investment operations	(0.17)	1.44	1.03	1.39	(0.31)
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.06)	(0.10)	(0.05)
Net asset value, end of period	$9.19	$9.38	$7.95	$6.98	$5.69
Total return[2]	(1.86)%	18.15%	14.87%	24.62%	(5.20)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.96%	1.95%	1.96%	1.96%
Net expenses	1.94%	1.95%	1.95%	1.95%	1.95%
Net investment income	0.44%	0.34%	0.94%	1.65%	0.81%
Supplemental data
Portfolio turnover rate	69%	82%	70%	79%	56%
Net assets, end of period (000s omitted)	$3,042	$5,180	$6,502	$8,077	$10,360

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.32	$7.90	$6.94	$5.66	$6.02
Net investment income	0.05	0.03	0.07	0.10	0.05
Net realized and unrealized gains (losses) on investments	(0.22)	1.41	0.96	1.29	(0.35)

Total from investment operations	(0.17)	1.44	1.03	1.39	(0.30)
Distributions to shareholders from
Net investment income	(0.03)	(0.02)	(0.07)	(0.11)	(0.06)
Net asset value, end of period	$9.12	$9.32	$7.90	$6.94	$5.66
Total return[1]	(1.88)%	18.21%	14.86%	24.63%	(5.14)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.96%	1.95%	1.96%	1.96%
Net expenses	1.94%	1.95%	1.95%	1.95%	1.95%
Net investment income	0.41%	0.34%	0.91%	1.65%	0.79%
Supplemental data
Portfolio turnover rate	69%	82%	70%	79%	56%
Net assets, end of period (000s omitted)	$53,373	$45,670	$39,758	$38,279	$35,665

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.32	$7.90	$6.94	$5.66	$5.99
Net investment income	0.14 [1]	0.12 [1]	0.14 [1]	0.17 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.22)	1.41	0.96	1.28	(0.37)

Total from investment operations	(0.08)	1.53	1.10	1.45	(0.24)
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.14)	(0.17)	(0.09)
Net asset value, end of period	$9.12	$9.32	$7.90	$6.94	$5.66
Total return	(0.92)%	19.39%	16.06%	25.84%	(4.25)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.04%	1.04%	1.03%	1.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.41%	1.33%	1.84%	2.65%	1.86%
Supplemental data
Portfolio turnover rate	69%	82%	70%	79%	56%
Net assets, end of period (000s omitted)	$7,898	$9,411	$6,836	$3,015	$3,632

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.27	$7.85	$6.90	$5.62	$5.99
Net investment income	0.15	0.13 [1]	0.15	0.18 [1]	0.14
Net realized and unrealized gains (losses) on investments	(0.21)	1.41	0.95	1.28	(0.37)

Total from investment operations	(0.06)	1.54	1.10	1.46	(0.23)
Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.15)	(0.18)	(0.14)
Net asset value, end of period	$9.07	$9.27	$7.85	$6.90	$5.62
Total return	(0.75)%	19.68%	16.17%	26.23%	(4.08)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.77%	0.78%	0.78%
Net expenses	0.77%	0.78%	0.77%	0.78%	0.77%
Net investment income	1.58%	1.52%	2.08%	2.80%	1.99%
Supplemental data
Portfolio turnover rate	69%	82%	70%	79%	56%
Net assets, end of period (000s omitted)	$97,251	$100,160	$149,790	$142,256	$71,195

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, dividends from certain securities and recognition of partnership income. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(3,852)	$(1,245,525)	$1,249,377

26	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$62,368,350	$0	$0	$62,368,350
Consumer staples	33,371,300	0	0	33,371,300
Energy	4,808,600	0	0	4,808,600
Financials	15,812,000	0	0	15,812,000
Health care	88,490,876	0	0	88,490,876
Industrials	35,493,200	0	0	35,493,200
Information technology	111,081,700	0	0	111,081,700
Materials	5,999,950	0	0	5,999,950
Utilities	60,350,400	0	0	60,350,400

Corporate bonds and notes	0	100,616,875	0	100,616,875

Yankee corporate bonds and notes	0	8,209,313	0	8,209,313

Short-term investments
Investment companies	36,866,929	1,618,733	0	38,485,662
Total assets	$454,643,305	$110,444,921	$0	$565,088,226

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services,

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	27

implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.60% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 0.95% for Administrator Class shares and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $38,310 from the sale of Class A shares and $44 and $647 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

28	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $417,124,467 and $456,769,344, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $901 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$5,395,444	$5,748,775
Long-term capital gain	725,367	0

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$53,551,924	$15,492,206

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified Capital Builder Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Capital Builder Fund as of September 30, 2015, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

30	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $725,367 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $5,395,444 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $2,574,862 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Timothy J. Penny (Born 1951)	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Executive Vice President of Wells Fargo Funds Management LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Diversified Capital Builder Blended Index, for all periods under review except the five- and ten-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase the net operating expense ratio cap for the Administrator Class. In accepting such proposed new net operating expense ratio cap, the Board noted that the Fund’s new net operating expense ratios would still be lower than, equal to, or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except for Class A. The Board noted that the net operating expense ratio of the Class A was in range of the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Diversified Capital Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237454 11-15 A225/AR225 09-15

Wells Fargo Advantage

Diversified Income Builder Fund

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified Income Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% in October 2014 to 5.1% in September 2015.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Diversified Income Builder Fund for the 12-month period that ended September 30, 2015. The period was marked by continued low global interest rates and a sluggish economic recovery in the U.S. However, late-period concerns about global growth, sparked by an unexpected slowdown in China, as well as an expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate resulted in considerable volatility for stock and bond markets in the final months of the fiscal year.

U.S. economic growth slowed early in the reporting period, but later data suggested that the recovery remained on track.

Although the final estimate for U.S. annualized gross domestic product (GDP) growth came in at a modest 0.6% in the first quarter of 2015, the low number was attributed to short-term factors such as a harsh winter and a long-lived strike at West Coast ports. Annualized GDP growth rebounded to 3.9% in the second quarter, validating the consensus view of steady, if unexceptional, domestic growth. Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% at the beginning of the reporting period (October 2014) to 5.1% at the end (September 2015).

Toward the end of the reporting period, growing signs of an economic slowdown in China sparked investor concerns about global economic growth. China is a major importer, and a slowdown in the country’s growth could affect its trading partners. The country is also a major consumer of commodities; China’s slowdown thus had the potential to keep commodity prices low and the pressure on commodity producers high.

Major central banks continued to provide liquidity to the markets.

As the reporting period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, would soon raise its key federal funds rate. The Fed remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The Fed’s decision caused some uncertainty about when it would raise rates, but by the end of the period most investors expected a modest Fed rate hike in late 2015 or early 2016. Throughout the reporting period, the FOMC kept its key interest rate effectively at zero.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future. Rather, the ECB maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Long-term Treasury bonds outperformed U.S. stocks and high-yield bonds for the 12-month period.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds. Worries about slower global growth hit the stock market hard in August, though, and the S&P 500 Index,1 a measure of U.S. large-cap stocks, lost 6.03% in that month alone; the index ended the full period with a return of -0.61%. High-yield bonds also weakened in the final months of the fiscal year, challenged not only by slowing economic growth but also by the prospect of increased defaults among commodity-related issuers as commodity

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	3

prices remained low. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index2 lost 3.54% for the reporting period. By contrast, long-term Treasury bonds ended the period with a 9.12% gain, as measured by the Barclays 20+ Year U.S. Treasury Index,3 aided by low interest rates and their lack of credit risk.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment-grade U.S. domestic bond index. You cannot invest directly in an index.

[3]	The Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-1987	(7.58)	5.29	3.72	(1.92)	6.55	4.33	1.08	1.08
Class B (EKSBX)*	2-1-1993	(7.28)	5.42	3.80	(2.80)	5.75	3.80	1.83	1.83
Class C (EKSCX)	2-1-1993	(3.81)	5.75	3.56	(2.81)	5.75	3.56	1.83	1.83
Administrator Class (EKSDX)	7-30-2010	–	–	–	(1.69)	6.79	4.45	1.00	0.90
Institutional Class (EKSYX)	1-13-1997	–	–	–	(1.65)	6.96	4.63	0.75	0.71
Diversified Income Builder Blended Index[4]	–	–	–	–	(2.76)	7.80	7.12	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	(3.54)	5.90	7.04	–	–
Russell 1000® Index[6]	–	–	–	–	(0.61)	13.42	6.95	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	5

Growth of $10,000 investment[7] as of September 30, 2015

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the following indexes: Russell 1000® Index (25%) and BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (75%). You cannot invest directly in an index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges), outperformed the Diversified Income Builder Blended Index and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index and underperformed the Russell 1000® Index for the 12-month period that ended September 30, 2015.

■	Our preference for higher-quality high-yield bonds contributed to outperformance versus the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index. In the Fund’s stock portfolio several holdings in the health care, consumer discretionary, and information technology sectors contributed to performance.

■	Holdings in bonds from basic-materials companies were considerable detractors to fixed-income performance because the companies’ financial results came under pressure from declining demand and falling prices for their products. In the stock portfolio, while the Fund held only modest positions in the energy and materials sectors, several holdings had sharp price declines, which detracted from the performance of the equity holdings.

Stocks held up better than high-yield bonds in a volatile period.

Interest rates, as measured by 10-year U.S. Treasury bonds, declined from around 2.5% on September 30, 2014, to just over 2.0% on September 30, 2015. Lower yields reflected continued sluggish global economic growth, inflation that was generally below the U.S. Federal Reserve’s (Fed’s) target level of 2%, monetary easing in other countries, and growing desire for the relative protection that U.S. Treasury securities have historically provided to investors. In contrast to falling Treasury rates, yields in the high-yield bond market rose, especially in the energy, metals and mining, and basic-materials sectors; continued low prices for energy and commodities sparked investor concerns about the viability of many highly leveraged companies. Outside of those sectors, further sluggish economic growth raised the prospect of deteriorating fundamentals even for those companies with stable to improving financial results. Investors therefore demanded a higher yield advantage to purchase or hold below-investment-grade debt.

For the stock market, the period was marked by short-term swings in equity prices, as measured by the Russell 1000 Index, with August and September particularly tough months as investors became increasingly concerned about the future policy of the Fed in normalizing interest rates and the slowing pace of global economic growth. Despite the late-period losses, the Russell 1000 Index ended the fiscal year with a relatively modest 0.61% decline.

Ten largest holdings[8] (%) as of September 30, 2015
CommScope Incorporated, 5.50%, 6-15-2024	3.15
Penske Auto Group Incorporated, 5.75%, 10-1-2022	3.11
Kraton Polymers LLC, 6.75%, 3-1-2019	2.92
Tronox Finance LLC, 6.38%, 8-15-2020	2.44
Rayonier Advanced Materials Products Incorporated, 5.50%, 6-1-2024	2.39
Group 1 Automotive Incorporated, 5.00%, 6-1-2022	2.23
Seagate HDD (Cayman), 4.75%, 6-1-2023	2.12
Olin Corporation, 5.50%, 8-15-2022	2.06
DISH DBS Corporation, 5.00%, 3-15-2023	1.96
Horizon Pharma plc, 6.63%, 5-1-2023	1.94

Specific to the Fund’s fixed-income portfolio, over the past year, we raised the average quality of the high-yield holdings, believing that higher-quality issues that were available for modestly lower yields represented better relative investment value compared with higher-yielding but lower-rated bonds. Bonds that contributed to performance included The Hertz Corporation;* Penske Automotive Group, Incorporated; and Dycom Investments Incorporated. Detractors included bonds of specialty pharmaceuticals company Horizon Pharma Financing Incorporated and commodity companies Olin Corporation, Rayonier Advanced Materials Incorporated, and Tronox Finance LLC.

We continue to focus on high-yield bonds of U.S.-based companies that have publicly issued common stock and that we judge to have competitive business positions and flexible balance sheets. We believe such companies should be able to withstand a slowdown in their sales and profits or diminished access to credit should there be a reduction in liquidity provided by financial lenders. We continue to minimize exposure to the energy, energy services, and metals and mining sectors because these areas face continued challenges from declining demand and soft pricing for their products.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	7

Portfolio allocation[9] as of September 30, 2015

In the Fund’s stock portfolio, several holdings in the health care, consumer discretionary, and information technology sectors contributed to performance. Becton, Dickinson and Company; CVS Health Corporation;* The Home Depot, Incorporated; Adobe Systems Incorporated; and Automatic Data Processing, Incorporated added to relative performance. Detractors from equity performance included Columbia Pipeline Group, Incorporated, and Plains All American Pipeline, L.P.,* as well as specialty pharmaceutical companies Mylan N.V and Mallinckrodt plc.

Our outlook continues to be one of cautious optimism.

While the pace of economic growth is low compared with

previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids provided a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. Despite current financial uncertainties, we believe the strong fundamentals of the U.S. economy will provide attractive investment potential for stocks over time.

In our view, the high-yield bond market may benefit from relatively attractive fundamentals—improving albeit slow business conditions, ample financial liquidity, and historically low default rates, excluding high-risk sectors such as energy. We are cautious given that high-yield interest rates could rise further against the backdrop of a slowing economy. However, with the currently wide yield differentials for high-yield versus investment-grade bonds, we think high-yield bonds could provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$943.96	$5.26	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class B
Actual	$1,000.00	$940.62	$8.90	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Class C
Actual	$1,000.00	$940.51	$8.90	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Administrator Class
Actual	$1,000.00	$945.06	$4.39	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$945.90	$3.41	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Income Builder Fund	9

Security name	Shares	Value

Common Stocks: 21.66%

Consumer Discretionary: 3.18%

Auto Components: 0.44%
Gentex Corporation	100,000	$1,550,000

Distributors: 0.12%
Genuine Parts Company	5,000	414,450

Household Durables: 1.82%
Harman International Industries Incorporated	15,000	1,439,850
Jarden Corporation †	45,000	2,199,600
Leggett & Platt Incorporated	65,000	2,681,250

		6,320,700

Specialty Retail: 0.80%
The Home Depot Incorporated	24,000	2,771,760

Consumer Staples: 1.45%

Food Products: 0.64%
ConAgra Foods Incorporated	55,000	2,228,050

Personal Products: 0.81%
The Estee Lauder Companies Incorporated Class A	35,000	2,823,800

Energy: 0.21%

Oil, Gas & Consumable Fuels: 0.21%
Columbia Pipeline Group Incorporated	40,000	731,600

Financials: 0.53%

Real Estate Management & Development: 0.37%
CBRE Group Incorporated Class A †	40,000	1,280,000

REITs: 0.16%
Saul Centers Incorporated	11,000	569,250

Health Care: 5.04%

Biotechnology: 0.24%
AMAG Pharmaceuticals Incorporated †	5,000	198,650
Baxalta Incorporated	20,000	630,200

		828,850

Health Care Equipment & Supplies: 1.06%
Becton Dickinson & Company	2,000	265,320
C.R. Bard Incorporated	8,000	1,490,480
Medtronic plc	25,000	1,673,500
West Pharmaceutical Services Incorporated	5,000	270,600

		3,699,900

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Life Sciences Tools & Services: 1.14%
Quintiles Transnational Holdings Incorporated †	40,000	$2,782,800
Thermo Fisher Scientific Incorporated	5,000	611,400
Waters Corporation †	5,000	591,050

		3,985,250

Pharmaceuticals: 2.60%
Eli Lilly & Company	35,000	2,929,150
Endo International plc †	15,000	1,039,200
Mallinckrodt plc †	15,000	959,100
Mylan NV †	102,000	4,106,520

		9,033,970

Industrials: 1.31%

Aerospace & Defense: 0.09%
Curtiss-Wright Corporation	5,000	312,100

Building Products: 0.06%
Apogee Enterprises Incorporated	5,000	223,250

Electrical Equipment: 0.06%
Sensata Technologies Holding NV †	5,000	221,700

Industrial Conglomerates: 0.49%
Danaher Corporation	20,000	1,704,200

Machinery: 0.61%
John Bean Technologies Corporation	55,000	2,103,750

Information Technology: 5.60%

Electronic Equipment, Instruments & Components: 1.63%
Amphenol Corporation Class A	40,000	2,038,400
Belden Incorporated	15,000	700,350
FEI Company	40,000	2,921,600

		5,660,350

Internet Software & Services: 0.70%
Akamai Technologies Incorporated †	35,000	2,417,100

IT Services: 1.60%
Automatic Data Processing Incorporated	50,000	4,018,000
Cognizant Technology Solutions Corporation Class A †	25,000	1,565,250

		5,583,250

Software: 1.67%
Adobe Systems Incorporated †	15,000	1,233,300
FireEye Incorporated †	17,000	540,940
Mentor Graphics Corporation	25,000	615,750
Salesforce.com Incorporated †	7,000	486,010
ServiceNow Incorporated †	20,000	1,389,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Income Builder Fund	11

Security name			Shares	Value

Software (continued)
Splunk Incorporated †			28,000	$1,549,800

				5,814,800

Materials: 0.11%

Containers & Packaging: 0.11%
Sealed Air Corporation			8,000	375,040

Utilities: 4.23%

Electric Utilities: 0.66%
American Electric Power Company Incorporated			15,000	852,900
NextEra Energy Incorporated			15,000	1,463,250

				2,316,150

Gas Utilities: 0.17%
Atmos Energy Corporation			10,000	581,800

Multi-Utilities: 3.40%
CMS Energy Corporation			55,000	1,942,600
Dominion Resources Incorporated			20,000	1,407,600
DTE Energy Company			30,000	2,411,100
NiSource Incorporated			30,000	556,500
Sempra Energy			57,000	5,513,040

				11,830,840

Total Common Stocks (Cost $76,902,476)				75,381,910

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 62.96%

Consumer Discretionary: 12.26%

Auto Components: 3.63%
Dana Holding Corporation	5.50%	12-15-2024	$3,925,000	3,777,813
Lear Corporation	4.75	1-15-2023	5,000,000	4,900,000
Lear Corporation	5.25	1-15-2025	2,000,000	1,960,000
Lear Corporation	5.38	3-15-2024	2,000,000	2,000,000

				12,637,813

Hotels, Restaurants & Leisure: 1.32%
Speedway Motorsports Incorporated	5.13	2-1-2023	4,700,000	4,606,000

Media: 1.97%
DISH DBS Corporation	5.00	3-15-2023	8,160,000	6,834,000

Specialty Retail: 5.34%
Group 1 Automotive Incorporated	5.00	6-1-2022	7,873,000	7,754,905
Penske Auto Group Incorporated	5.75	10-1-2022	10,813,000	10,840,033

				18,594,938

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.41%

Beverages: 1.41%
Constellation Brands Incorporated	4.75%	11-15-2024	$4,850,000	$4,898,500

Energy: 2.00%

Energy Equipment & Services: 1.23%
Bristow Group Incorporated	6.25	10-15-2022	5,000,000	4,300,000

Oil, Gas & Consumable Fuels: 0.77%
ONEOK Incorporated	7.50	9-1-2023	1,000,000	963,120
ONEOK Partners LP	4.25	2-1-2022	2,000,000	1,705,000

				2,668,120

Financials: 2.72%

REITs: 2.72%
Crown Castle International Corporation	4.88	4-15-2022	4,000,000	4,158,000
Iron Mountain Incorporated	5.75	8-15-2024	3,927,000	3,789,555
Sabra Health Care Incorporated	5.38	6-1-2023	1,500,000	1,533,750

				9,481,305

Health Care: 10.23%

Health Care Equipment & Supplies: 2.00%
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	5,000,000	5,362,500
Halyard Health Incorporated	6.25	10-15-2022	1,000,000	1,020,000
Hologic Incorporated 144A	5.25	7-15-2022	555,000	559,856

				6,942,356

Health Care Providers & Services: 2.93%
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	3,000,000	2,946,000
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	3,700,000	3,848,000
HCA Incorporated	5.38	2-1-2025	1,500,000	1,488,750
HealthSouth Corporation	5.13	3-15-2023	2,000,000	1,925,000

				10,207,750

Life Sciences Tools & Services: 1.14%
Quintiles Transnational Corporation 144A	4.88	5-15-2023	4,000,000	3,960,000

Pharmaceuticals: 4.16%
AMAG Pharmaceuticals Incorporated 144A	7.88	9-1-2023	3,700,000	3,542,750
Endo Finance LLC/Endo Finco Incorporated 144A	7.25	12-15-2020	2,440,000	2,528,450
Endo Limited 144A	6.00	2-1-2025	1,700,000	1,659,625
Horizon Pharma plc 144A	6.63	5-1-2023	7,650,000	6,751,125

				14,481,950

Industrials: 6.48%

Aerospace & Defense: 3.31%
Moog Incorporated 144A	5.25	12-1-2022	5,500,000	5,500,000
Orbital ATK Incorporated 144A	5.50	10-1-2023	6,000,000	6,015,000

				11,515,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Income Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 1.16%
Clean Harbors Incorporated	5.13%	6-1-2021	$4,000,000	$4,040,000

Machinery: 2.01%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,162,088
Oshkosh Corporation	5.38	3-1-2022	3,100,000	3,146,500
Oshkosh Corporation	5.38	3-1-2025	2,675,000	2,681,688

				6,990,276

Information Technology: 9.26%

Communications Equipment: 3.15%
CommScope Incorporated 144A	5.50	6-15-2024	11,479,000	10,962,445

Electronic Equipment, Instruments & Components: 2.76%
Anixter International Incorporated	5.13	10-1-2021	3,000,000	2,977,500
Belden Incorporated 144A	5.25	7-15-2024	3,000,000	2,775,000
Belden Incorporated 144A	5.50	9-1-2022	4,000,000	3,870,000

				9,622,500

IT Services: 1.83%
Neustar Incorporated «	4.50	1-15-2023	7,500,000	6,356,250

Semiconductors & Semiconductor Equipment: 1.52%
Micron Technology Incorporated 144A	5.25	8-1-2023	1,000,000	930,000
Micron Technology Incorporated	5.50	2-1-2025	4,750,000	4,346,250

				5,276,250

Materials: 16.98%

Chemicals: 9.45%
A. Schulman Incorporated 144A	6.88	6-1-2023	3,540,000	3,336,450
Celanese U.S. Holdings LLC	4.63	11-15-2022	3,125,000	2,945,313
Huntsman International LLC	4.88	11-15-2020	1,100,000	955,790
Kraton Polymers LLC	6.75	3-1-2019	10,250,000	10,147,500
Olin Corporation	5.50	8-15-2022	8,500,000	7,171,875
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	11,100,000	8,325,000

				32,881,928

Containers & Packaging: 4.59%
Ball Corporation	5.00	3-15-2022	1,500,000	1,503,750
Berry Plastics Corporation	5.13	7-15-2023	2,500,000	2,362,500
Berry Plastics Corporation 144A%%	6.00	10-15-2022	5,100,000	5,112,750
Greif Incorporated	7.75	8-1-2019	1,200,000	1,320,000
Sealed Air Corporation 144A	5.25	4-1-2023	5,150,000	5,162,875
Sealed Air Corporation 144A	5.50	9-15-2025	500,000	507,500

				15,969,375

Metals & Mining: 2.94%
Commercial Metals Company	4.88	5-15-2023	2,000,000	1,750,000
Tronox Finance LLC	6.38	8-15-2020	13,400,000	8,509,000

				10,259,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.24%

Wireless Telecommunication Services: 0.24%
SBA Communications Corporation	5.63%	10-1-2019	$800,000	$824,000

Utilities: 1.38%

Independent Power & Renewable Electricity Producers: 1.38%
NRG Energy Incorporated	6.63	3-15-2023	1,000,000	920,000
NRG Energy Incorporated	7.88	5-15-2021	3,838,000	3,890,773

				4,810,773

Total Corporate Bonds and Notes (Cost $236,767,948)				219,120,529

Yankee Corporate Bonds and Notes: 6.89%

Health Care: 1.19%

Pharmaceuticals: 1.19%
Mallinckrodt plc 144A	5.50	4-15-2025	4,655,000	4,148,769

Industrials: 2.91%

Electrical Equipment: 2.91%
Sensata Technologies BV 144A	4.88	10-15-2023	6,700,000	6,398,500
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	3,740,625

				10,139,125

Information Technology: 2.79%

Technology Hardware, Storage & Peripherals: 2.79%
Seagate HDD (Cayman)	4.75	6-1-2023	7,500,000	7,366,265
Seagate HDD (Cayman) 144A	4.88	6-1-2027	2,500,000	2,326,465

				9,692,730

Total Yankee Corporate Bonds and Notes (Cost $24,848,851)				23,980,624

	Yield		Shares

Short-Term Investments: 10.09%

Investment Companies: 10.09%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15		7,577,207	7,577,207
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.16		27,525,188	27,525,188

Total Short-Term Investments (Cost $35,102,395)				35,102,395

Total investments in securities (Cost $373,621,670) *	101.60%	353,585,458
Other assets and liabilities, net	(1.60)	(5,563,661)

Total net assets	100.00%	$348,021,797

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Diversified Income Builder Fund	15

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $373,624,356 and unrealized gains (losses) consists of:

Gross unrealized gains	$6,081,635
Gross unrealized losses	(26,120,533)

Net unrealized losses	$(20,038,898)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Income Builder Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $5,712,888 of securities loaned), at value (cost $338,519,275)	$318,483,063
In affiliated securities, at value (cost $35,102,395)	35,102,395

Total investments, at value (cost $373,621,670)	353,585,458
Receivable for investments sold	4,389,724
Receivable for Fund shares sold	386,717
Receivable for dividends and interest	3,873,720
Receivable for securities lending income	7,939
Prepaid expenses and other assets	72,121

Total assets	362,315,679

Liabilities
Dividends payable	130,525
Payable for investments purchased	5,129,375
Payable for Fund shares redeemed	1,031,350
Payable upon receipt of securities loaned	7,577,207
Management fee payable	152,436
Distribution fees payable	70,344
Administration fees payable	54,158
Accrued expenses and other liabilities	148,487

Total liabilities	14,293,882

Total net assets	$348,021,797

NET ASSETS CONSIST OF
Paid-in capital	$355,739,249
Overdistributed net investment income	(145,081)
Accumulated net realized gains on investments	12,463,841
Net unrealized losses on investments	(20,036,212)

Total net assets	$348,021,797

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$127,241,808
Shares outstanding – Class A1	22,289,160
Net asset value per share – Class A	$5.71
Maximum offering price per share – Class A2	$6.06
Net assets – Class B	$1,398,442
Shares outstanding – Class B1	243,958
Net asset value per share – Class B	$5.73
Net assets – Class C	$110,457,033
Shares outstanding – Class C1	19,307,550
Net asset value per share – Class C	$5.72
Net assets – Administrator Class	$31,366,828
Shares outstanding – Administrator Class[1]	5,601,806
Net asset value per share – Administrator Class	$5.60
Net assets – Institutional Class	$77,557,686
Shares outstanding – Institutional Class[1]	13,871,589
Net asset value per share – Institutional Class	$5.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage Diversified Income Builder Fund	17

Investment income
Interest	$14,732,367
Dividends (net of foreign withholding taxes of $5,979)	1,702,646
Securities lending income, net	106,169
Income from affiliated securities	5,667

Total investment income	16,546,849

Expenses
Management fee	2,042,753
Administration fees
Class A	349,003
Class B	6,086
Class C	286,082
Administrator Class	50,156
Institutional Class	61,248
Shareholder servicing fees
Class A	351,940
Class B	6,050
Class C	288,980
Administrator Class	117,967
Distribution fees
Class B	18,149
Class C	866,941
Custody and accounting fees	26,895
Professional fees	56,249
Registration fees	73,110
Shareholder report expenses	48,936
Trustees’ fees and expenses	21,472
Other fees and expenses	10,499

Total expenses	4,682,516
Less: Fee waivers and/or expense reimbursements	(123,373)

Net expenses	4,559,143

Net investment income	11,987,706

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,354,202
Net change in unrealized gains (losses) on investments	(31,717,824)

Net realized and unrealized gains (losses) on investments	(19,363,622)

Net decrease in net assets resulting from operations	$(7,375,916)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Income Builder Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income		$11,987,706		$12,903,945
Net realized gains on investments		12,354,202		20,717,391
Net change in unrealized gains (losses) on investments		(31,717,824)		2,411,963

Net increase (decrease) in net assets resulting from operations		(7,375,916)		36,033,299

Distributions to shareholders from
Net investment income
Class A		(4,749,720)		(5,703,926)
Class B		(63,936)		(110,164)
Class C		(3,030,262)		(3,231,700)
Administrator Class		(1,676,989)		(1,771,560)
Institutional Class		(2,456,799)		(2,086,603)
Net realized gains
Class A		(7,807,842)		(3,535,975)
Class B		(161,998)		(92,463)
Class C		(6,201,022)		(2,482,437)
Administrator Class		(2,904,026)		(1,001,962)
Institutional Class		(3,326,577)		(1,121,083)

Total distributions to shareholders		(32,379,171)		(21,137,873)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,241,152	26,154,843	2,927,346	18,644,254
Class B	23,198	143,786	49,956	318,746
Class C	3,886,301	23,984,622	1,927,375	12,272,203
Administrator Class	4,464,133	26,956,519	4,175,618	26,041,091
Institutional Class	7,757,218	46,139,832	2,923,588	18,567,990

		123,379,602		75,844,284

Reinvestment of distributions
Class A	1,878,275	11,337,103	1,330,020	8,372,667
Class B	30,536	185,089	27,558	173,716
Class C	1,238,763	7,487,729	728,044	4,584,672
Administrator Class	626,804	3,713,014	350,052	2,165,734
Institutional Class	930,533	5,503,062	469,844	2,898,770

		28,225,997		18,195,559

Payment for shares redeemed
Class A	(6,277,811)	(38,460,578)	(7,800,503)	(49,886,728)
Class B	(318,762)	(1,971,499)	(309,633)	(1,964,287)
Class C	(3,207,318)	(19,688,593)	(3,531,538)	(22,472,694)
Administrator Class	(7,273,755)	(43,352,349)	(3,912,694)	(24,411,797)
Institutional Class	(4,599,131)	(27,541,817)	(1,899,453)	(11,854,456)

		(131,014,836)		(110,589,962)

Net increase (decrease) in net assets resulting from capital share transactions		20,590,763		(16,550,119)

Total decrease in net assets		(19,164,324)		(1,654,693)

Net assets
Beginning of period		367,186,121		368,840,814

End of period		$348,021,797		$367,186,121

Overdistributed net investment income		$(145,081)		$(184,553)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.37	$6.13	$6.00	$5.26	$5.57
Net investment income	0.21	0.23	0.25	0.28	0.28
Net realized and unrealized gains (losses) on investments	(0.31)	0.38	0.13	0.74	(0.27)

Total from investment operations	(0.10)	0.61	0.38	1.02	0.01
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.25)	(0.28)	(0.32)
Net realized gains	(0.35)	(0.14)	0.00	0.00	0.00

Total distributions to shareholders	(0.56)	(0.37)	(0.25)	(0.28)	(0.32)
Net asset value, end of period	$5.71	$6.37	$6.13	$6.00	$5.26
Total return[1]	(1.92)%	10.13%	6.37%	19.86%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.13%	1.12%	1.14%	1.13%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.08%
Net investment income	3.38%	3.60%	4.03%	4.93%	4.86%
Supplemental data
Portfolio turnover rate	63%	52%	60%	72%	65%
Net assets, end of period (000s omitted)	$127,242	$143,062	$159,229	$145,156	$134,340

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.40	$6.15	$6.02	$5.28	$5.59
Net investment income	0.16 [1]	0.18 [1]	0.21 [1]	0.24 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(0.32)	0.39	0.12	0.74	(0.27)

Total from investment operations	(0.16)	0.57	0.33	0.98	(0.03)
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.20)	(0.24)	(0.28)
Net realized gains	(0.35)	(0.14)	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.32)	(0.20)	(0.24)	(0.28)
Net asset value, end of period	$5.73	$6.40	$6.15	$6.02	$5.28
Total return[2]	(2.80)%	9.46%	5.57%	18.92%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.88%	1.87%	1.88%	1.88%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income	2.65%	2.86%	3.31%	4.21%	4.11%
Supplemental data
Portfolio turnover rate	63%	52%	60%	72%	65%
Net assets, end of period (000s omitted)	$1,398	$3,256	$4,557	$6,449	$7,971

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.39	$6.14	$6.01	$5.27	$5.58
Net investment income	0.16 [1]	0.18	0.20	0.24	0.24
Net realized and unrealized gains (losses) on investments	(0.32)	0.39	0.13	0.74	(0.27)

Total from investment operations	(0.16)	0.57	0.33	0.98	(0.03)
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.20)	(0.24)	(0.28)
Net realized gains	(0.35)	(0.14)	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.32)	(0.20)	(0.24)	(0.28)
Net asset value, end of period	$5.72	$6.39	$6.14	$6.01	$5.27
Total return[2]	(2.81)%	9.47%	5.58%	18.94%	(1.02)%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.88%	1.87%	1.89%	1.88%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income	2.62%	2.85%	3.29%	4.18%	4.12%
Supplemental data
Portfolio turnover rate	63%	52%	60%	72%	65%
Net assets, end of period (000s omitted)	$110,457	$111,045	$112,113	$114,896	$101,140

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.25	$6.01	$5.89	$5.16	$5.46
Net investment income	0.21 [1]	0.24	0.26	0.28	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.30)	0.38	0.12	0.74	(0.26)

Total from investment operations	(0.09)	0.62	0.38	1.02	0.03
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.26)	(0.29)	(0.33)
Net realized gains	(0.35)	(0.14)	0.00	0.00	0.00

Total distributions to shareholders	(0.56)	(0.38)	(0.26)	(0.29)	(0.33)
Net asset value, end of period	$5.60	$6.25	$6.01	$5.89	$5.16
Total return	(1.69)%	10.46%	6.43%	20.15%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.96%	0.96%	0.97%	0.89%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.87%
Net investment income	3.56%	3.77%	4.21%	5.10%	5.09%
Supplemental data
Portfolio turnover rate	63%	52%	60%	72%	65%
Net assets, end of period (000s omitted)	$31,367	$48,690	$43,135	$35,727	$35,157

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.25	$6.01	$5.88	$5.16	$5.46
Net investment income	0.24	0.25 [1]	0.27 [1]	0.30 [1]	0.30
Net realized and unrealized gains (losses) on investments	(0.32)	0.38	0.13	0.72	(0.26)

Total from investment operations	(0.08)	0.63	0.40	1.02	0.04
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.27)	(0.30)	(0.34)
Net realized gains	(0.35)	(0.14)	0.00	0.00	0.00

Total distributions to shareholders	(0.58)	(0.39)	(0.27)	(0.30)	(0.34)
Net asset value, end of period	$5.59	$6.25	$6.01	$5.88	$5.16
Total return	(1.65)%	10.68%	6.83%	20.18%	0.18%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.69%	0.71%	0.70%
Net expenses	0.69%	0.70%	0.69%	0.71%	0.69%
Net investment income	3.76%	3.98%	4.43%	5.32%	5.27%
Supplemental data
Portfolio turnover rate	63%	52%	60%	72%	65%
Net assets, end of period (000s omitted)	$77,558	$61,133	$49,807	$59,031	$61,029

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	25

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and

26	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

recognition of partnership income. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$29,472	$(29,472)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$11,056,910	$0	$0	$11,056,910
Consumer staples	5,051,850	0	0	5,051,850
Energy	731,600	0	0	731,600
Financials	1,849,250	0	0	1,849,250
Health care	17,547,970	0	0	17,547,970
Industrials	4,565,000	0	0	4,565,000
Information technology	19,475,500	0	0	19,475,500
Materials	375,040	0	0	375,040
Utilities	14,728,790	0	0	14,728,790

Corporate bonds and notes	0	219,120,529	0	219,120,529

Yankee corporate bonds and notes	0	23,980,624	0	23,980,624

Short-term investments
Investment companies	27,525,188	7,577,207	0	35,102,395
Total assets	$102,907,098	$250,678,360	$0	$353,585,458

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	27

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.50% and declined to 0.40% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.71% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $33,890 from the sale of Class A shares and $748 in contingent deferred sales charges from redemptions of Class C shares.

28	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $230,008,688 and $249,289,069, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $688 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$18,803,192	$12,903,953
Long-term capital gain	13,575,979	8,233,920

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$2,517,098	$9,949,431	$(20,040,160)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified Income Builder Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Income Builder Fund as of September 30, 2015, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

30	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.16% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $13,575,979 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $1,748,219 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $10,555,674 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2015, $7,274,094 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Delux Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

Name and year of birth	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Timothy J. Penny (Born 1951)	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Executive Vice President of Wells Fargo Funds Management LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Diversified Income Builder Blended Index, for the three-, five- and ten-year periods under review, and higher than or in range of the average performance of the Universe for the first quarter of 2015 and the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Diversified Income Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237457 11-15 A226/AR226 09-15

Wells Fargo Advantage

Index Asset Allocation Fund

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% in October 2014 to 5.1% in September 2015.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Index Asset Allocation Fund for the 12-month period that ended September 30, 2015. The period was marked by continued low global interest rates and a sluggish economic recovery in the U.S. However, late-period concerns about global growth, sparked by an unexpected slowdown in China, as well as an expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate resulted in considerable volatility for stock and bond markets in the final months of the fiscal year.

U.S. economic growth slowed early in the reporting period, but later data suggested that the recovery remained on track.

Although the final estimate for U.S. annualized gross domestic product (GDP) growth came in at a modest 0.6% in the first quarter of 2015, the low number was attributed to short-term factors such as a harsh winter and a long-lived strike at West Coast ports. Annualized GDP growth rebounded to 3.9% in the second quarter, validating the consensus view of steady, if unexceptional, domestic growth. Further adding to the positive tone, the U.S. unemployment rate continued its slow improvement, easing from 5.7% at the beginning of the reporting period (October 2014) to 5.1% at the end (September 2015).

Toward the end of the reporting period, growing signs of an economic slowdown in China sparked investor concerns about global economic growth. China is a major importer, and a slowdown in the country’s growth could affect its trading partners. The country is also a major consumer of commodities; China’s slowdown thus had the potential to keep commodity prices low and the pressure on commodity producers high.

Major central banks continued to provide liquidity to the markets.

As the reporting period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, would soon raise its key federal funds rate. The Fed remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The Fed’s decision caused some uncertainty about when it would raise rates, but by the end of the period most investors expected a modest Fed rate hike in late 2015 or early 2016. Throughout the reporting period, the FOMC kept its key interest rate effectively at zero.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future. Rather, the ECB maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Long-term Treasury bonds outperformed U.S. stocks and high-yield bonds for the 12-month period.

Throughout most of the reporting period, signs of an improving domestic economy supported stocks and high-yield bonds. Worries about slower global growth hit the stock market hard in August, though, and the S&P 500 Index,1 a measure of U.S. large-cap stocks, lost 6.03% in that month alone; the index ended the full period with a return of -0.61%. High-yield bonds also weakened in the final months of the fiscal year, challenged not only by slowing economic growth but also by the prospect of increased defaults among commodity-related issuers as

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	3

commodity prices remained low. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index2 lost 3.54% for the reporting period. By contrast, long-term Treasury bonds ended the period with a 9.12% gain, as measured by the Barclays U.S. Treasury 20+ Year Index3 aided by low interest rates and their lack of credit risk.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment-grade U.S. domestic bond index. You cannot invest directly in an index.

[3]	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian Chan, CFA

Average annual total returns (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFAAX)	11-13-1986	(2.34)	10.70	5.77	3.62	12.02	6.40	1.15	1.15
Class B (SASBX)*	1-1-1995	(2.15)	10.92	5.85	2.85	11.18	5.85	1.90	1.90
Class C (WFALX)	4-1-1998	1.86	11.18	5.62	2.86	11.18	5.62	1.90	1.90
Administrator Class (WFAIX)	11-8-1999	–	–	–	3.89	12.31	6.67	1.07	0.90
Index Asset Allocation Composite Index[3]	–	–	–	–	5.48	11.60	7.74	–	–
Barclays U.S. Treasury Index[4]	–	–	–	–	3.76	2.55	4.35	–	–
Barclays U.S. Treasury 20+ Year Index[5]	–	–	–	–	9.12	6.57	6.98	–	–
S&P 500 Index[6]	–	–	–	–	(0.61)	13.34	6.80	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	5

Growth of $10,000 investment[7] as of September 30, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. Effective April 1, 2015, the Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Composite Index was weighted 60% in the S&P 500 Index and 40% in the Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[4]	Effective April 1, 2015, the Fund changed its benchmark from the Barclays U.S. Treasury 20+ Year Index to the Barclays U.S. Treasury Index to better align with its duration range. The Barclays U.S. Treasury Index is an unmanaged index composed of public obligations of the U.S. Treasury with remaining maturity of one year or more. You cannot invest directly in an index.

[5]	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Composite Index, Barclays U.S. Treasury Index, Barclays U.S. Treasury 20+ Year Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]	Target allocations are subject to change and may have changed since the date specified. Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified.

[11]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Free Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Free Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[12]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

6	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Index Asset Allocation Composite Index and the Barclays U.S. Treasury Index and the Barclays U.S. Treasury 20+ Year Index but outperformed the S&P 500 Index for the 12-month period that ended September 30, 2015.

■	The Fund’s tactical asset allocation shifts between stocks and bonds contributed positively to relative performance. Meanwhile, a lower duration relative to the Treasury benchmarks detracted from performance during the period.

Heightened volatility drove stocks lower during the 12-month period.

The 12-month period was marked by several bouts of heightened volatility as investors grappled with an economic slowdown overseas, weaker corporate earnings growth, and the possibility of tighter monetary conditions in the U.S. Central bank policies continued to diverge as the Federal Reserve (Fed) inched closer to its first rate hike in more than nine years, while the European Central Bank and the Bank of Japan implemented massive stimulus programs to combat subdued inflationary pressures. The period was also shaped by the debt crisis in Greece and turmoil in Chinese equity markets. Meanwhile, inflation expectations fell sharply as a result of weaker global demand and plunging commodity prices.

The uncertain macroeconomic environment led to wild gyrations in global stock markets, which—save for a sell-off in early January—rose steadily for most of the period until the fallout from China drove equity markets into correction territory. Volatility spiked to levels last seen in 2011, and the S&P 500 Index fell by 12.35% from its highest level to its lowest level during the period.

For the period as a whole, the S&P 500 Index posted a modestly negative return of -0.61%. Other segments of the global equity market, however, did not fare quite as well. International developed stocks and emerging markets stocks declined by 8.66% and 19.28%, respectively, as measured by the MSCI EAFE Free Index11 and the MSCI Emerging Markets Index (Net),12 respectively, in large part due to a strengthening U.S. dollar. Government bond prices rose during the period as yields fell across the curve. The Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 3.76% during the 12-month period.

Ten largest holdings[8] (%) as of September 30, 2015
Apple Incorporated	2.15
Microsoft Corporation	1.21
Exxon Mobil Corporation	1.06
Johnson & Johnson	0.88
General Electric Company	0.87
Berkshire Hathaway Incorporated Class B	0.84
Wells Fargo & Company	0.82
JPMorgan Chase & Company	0.77
Facebook Incorporated Class A	0.70
AT&T Incorporated	0.69

Tactical shifts between stocks and bonds contributed positively while a lower duration detracted from performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 64% stocks and 36% bonds. Because of price fluctuations, the Fund’s actual allocation on a particular day may have differed slightly from the target allocation.

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of stocks and bonds. The allocation changes are implemented as an overlay with liquid futures contracts which are contracts to buy or sell an asset for a price agreed upon today with delivery and payment occurring at a future point. They can be used to mitigate the risk of price or exchange rate movements or as an investment opportunity based on accurately anticipating how the price of an asset will move in the future. While the S&P 500 Index futures contracts underperformed the U.S. Treasury bond futures contracts during the 12-month period, the adjustments in weightings made by the portfolio management team managed to turn a potential negative into a positive: The net impact of the tactical futures overlay was positive.

On April 1, 2015, the Fund changed its fixed-income benchmark from the Barclays U.S. Treasury 20+ Year Index to the Barclays U.S. Treasury Index in an effort to reduce the overall interest-rate risk of the portfolio. In anticipation of this

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	7

change, the portfolio management team took some initial steps in late 2014 and early 2015 to gradually lower the duration of its bond portfolio, an adjustment that the team considered prudent from a risk mitigation standpoint. The reduced exposure to longer-term bonds during this period detracted from performance as bond yields fell.

Relative to its benchmark, the Fund maintained a tilt toward stocks and lower bond duration at the close of the period.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund had a small overweight to stocks relative to bonds and a slightly lower duration relative to its benchmark. All of the changes to the effective allocation were implemented with liquid futures contracts.

Sector distribution[9] as of September 30, 2015

Neutral target allocation[10] as of September 30, 2015

Current target allocation[10] as of September 30, 2015

Please see footnotes on page 5.

8	Wells Fargo Advantage Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$961.55	$5.65	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$957.61	$9.32	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class C
Actual	$1,000.00	$957.85	$9.33	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$962.84	$4.43	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%
FHLMC	10.50%	1-1-2016	$15	$15
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	77,234	94,286

Total Agency Securities (Cost $80,491)				94,301

			Shares
Common Stocks: 57.90%

Consumer Discretionary: 7.58%

Auto Components: 0.23%
BorgWarner Incorporated			6,846	284,725
Delphi Automotive plc			8,603	654,172
Johnson Controls Incorporated			19,785	818,308
The Goodyear Tire & Rubber Company			8,152	239,098

				1,996,303

Automobiles: 0.37%
Ford Motor Company			117,897	1,599,862
General Motors Company			43,608	1,309,112
Harley-Davidson Incorporated			6,233	342,192

				3,251,166

Distributors: 0.04%
Genuine Parts Company			4,587	380,216

Diversified Consumer Services: 0.03%
H&R Block Incorporated			8,356	302,487

Hotels, Restaurants & Leisure: 1.09%
Carnival Corporation			14,003	695,949
Chipotle Mexican Grill Incorporated †			943	679,196
Darden Restaurants Incorporated			3,449	236,394
Marriott International Incorporated Class A			6,034	411,519
McDonald’s Corporation			28,494	2,807,514
Royal Caribbean Cruises Limited			5,190	462,377
Starbucks Corporation			44,903	2,552,287
Starwood Hotels & Resorts Worldwide Incorporated			5,153	342,571
Wyndham Worldwide Corporation			3,575	257,043
Wynn Resorts Limited			2,458	130,569
Yum! Brands Incorporated			13,043	1,042,788

				9,618,207

Household Durables: 0.26%
D.R. Horton Incorporated			9,877	289,989
Garmin Limited			3,580	128,450
Harman International Industries Incorporated			2,154	206,762
Leggett & Platt Incorporated			4,141	170,816
Lennar Corporation Class A			5,263	253,308
Mohawk Industries Incorporated †			1,924	349,764

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Household Durables (continued)
Newell Rubbermaid Incorporated	8,099	$321,611
PulteGroup Incorporated	9,714	183,303
Whirlpool Corporation	2,374	349,595

		2,253,598

Internet & Catalog Retail: 1.10%
Amazon.com Incorporated †	11,602	5,938,948
Expedia Incorporated	3,025	355,982
Netflix Incorporated †	12,886	1,330,608
The Priceline Group Incorporated †	1,536	1,899,817
TripAdvisor Incorporated †	3,418	215,402

		9,740,757

Leisure Products: 0.05%
Hasbro Incorporated	3,402	245,420
Mattel Incorporated	10,244	215,739

		461,159

Media: 1.85%
Cablevision Systems Corporation New York Group Class A	6,726	218,393
CBS Corporation Class B	13,447	536,535
Comcast Corporation Special Class A	11,140	637,654
Comcast Corporation Class A	63,981	3,639,239
Discovery Communications Incorporated Class A †	4,519	117,630
Discovery Communications Incorporated Class C †	7,801	189,486
Interpublic Group of Companies Incorporated	12,414	237,480
News Corporation Class A	11,528	145,483
News Corporation Class B	3,260	41,793
Omnicom Group Incorporated	7,350	484,365
Scripps Networks Interactive Incorporated Class A	2,852	140,290
Tegna Incorporated	6,852	153,416
The Walt Disney Company	46,979	4,801,254
Time Warner Cable Incorporated	8,561	1,535,587
Time Warner Incorporated	24,672	1,696,200
Twenty-First Century Fox Incorporated Class A	36,940	996,641
Twenty-First Century Fox Incorporated Class B	13,043	353,074
Viacom Incorporated Class B	10,511	453,550

		16,378,070

Multiline Retail: 0.42%
Dollar General Corporation	8,912	645,585
Dollar Tree Incorporated †	7,098	473,153
Kohl’s Corporation	5,987	277,258
Macy’s Incorporated	10,013	513,867
Nordstrom Incorporated	4,215	302,258
Target Corporation	19,010	1,495,327

		3,707,448

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail: 1.56%
Advance Auto Parts Incorporated	2,217	$420,188
AutoNation Incorporated †	2,369	137,828
AutoZone Incorporated †	933	675,333
Bed Bath & Beyond Incorporated †	5,132	292,627
Best Buy Company Incorporated	9,284	344,622
CarMax Incorporated †	6,296	373,479
GameStop Corporation Class A «	3,229	133,067
L Brands Incorporated	7,774	700,671
Lowe’s Companies Incorporated	27,990	1,929,071
O’Reilly Automotive Incorporated †	3,009	752,250
Ross Stores Incorporated	12,519	606,796
Signet Jewelers Limited	2,406	327,529
Staples Incorporated	19,471	228,395
The Gap Incorporated	7,198	205,143
The Home Depot Incorporated	38,848	4,486,556
The TJX Companies Incorporated	20,404	1,457,254
Tiffany & Company	3,392	261,930
Tractor Supply Company	4,110	346,555
Urban Outfitters Incorporated †	2,867	84,232

		13,763,526

Textiles, Apparel & Luxury Goods: 0.58%
Coach Incorporated	8,367	242,057
Fossil Group Incorporated †	1,253	70,018
HanesBrands Incorporated	12,178	352,431
Michael Kors Holdings Limited †	5,850	247,104
Nike Incorporated Class B	20,509	2,521,992
PVH Corporation	2,495	254,340
Ralph Lauren Corporation	1,808	213,633
Under Armour Incorporated Class A †	5,441	526,580
VF Corporation	10,301	702,631

		5,130,786

Consumer Staples: 5.75%

Beverages: 1.32%
Brown-Forman Corporation Class B	3,208	310,855
Coca-Cola Enterprises Incorporated	6,375	308,231
Constellation Brands Incorporated Class A	5,200	651,092
Dr Pepper Snapple Group Incorporated	5,777	456,672
Molson Coors Brewing Company Class B	4,781	396,919
Monster Beverage Corporation †	4,603	622,049
PepsiCo Incorporated	44,442	4,190,881
The Coca-Cola Company	118,443	4,751,933

		11,688,632

Food & Staples Retailing: 1.42%
Costco Wholesale Corporation	13,295	1,922,058
CVS Health Corporation	33,715	3,252,823
Sysco Corporation	16,739	652,319

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Food & Staples Retailing (continued)
The Kroger Company	29,390	$1,060,097
Wal-Mart Stores Incorporated	47,740	3,095,462
Walgreens Boots Alliance Incorporated	26,438	2,196,998
Whole Foods Market Incorporated	10,826	342,643

		12,522,400

Food Products: 0.99%
Archer Daniels Midland Company	18,422	763,592
Campbell Soup Company	5,447	276,054
ConAgra Foods Incorporated	13,059	529,020
General Mills Incorporated	18,113	1,016,683
Hormel Foods Corporation	4,078	258,178
Kellogg Company	7,701	512,502
Keurig Green Mountain Incorporated	3,633	189,425
McCormick & Company Incorporated	3,507	288,205
Mead Johnson Nutrition Company	6,133	431,763
Mondelez International Incorporated Class A	48,746	2,040,995
The Hershey Company	4,419	406,018
The JM Smucker Company	3,114	355,276
The Kraft Heinz Company	17,977	1,268,817
Tyson Foods Incorporated Class A	9,206	396,779

		8,733,307

Household Products: 1.05%
Colgate-Palmolive Company	27,230	1,728,016
Kimberly-Clark Corporation	11,020	1,201,621
The Clorox Company	3,890	449,412
The Procter & Gamble Company	82,064	5,903,684

		9,282,733

Personal Products: 0.06%
The Estee Lauder Companies Incorporated Class A	6,831	551,125

Tobacco: 0.91%
Altria Group Incorporated	59,315	3,226,736
Philip Morris International	46,869	3,718,118
Reynolds American Incorporated	25,075	1,110,070

		8,054,924

Energy: 4.01%

Energy Equipment & Services: 0.64%
Baker Hughes Incorporated	13,185	686,147
Cameron International Corporation †	5,793	355,227
Diamond Offshore Drilling Incorporated «	1,950	33,735
Ensco plc Class A	7,130	100,390
FMC Technologies Incorporated †	6,941	215,171
Halliburton Company	25,857	914,045
Helmerich & Payne Incorporated «	3,260	154,068

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)
National Oilwell Varco Incorporated	11,612	$437,192
Schlumberger Limited	38,282	2,640,310
Transocean Limited «	10,338	133,567

		5,669,852

Oil, Gas & Consumable Fuels: 3.37%
Anadarko Petroleum Corporation	15,371	928,255
Apache Corporation	11,434	447,755
Cabot Oil & Gas Corporation	12,519	273,665
Chesapeake Energy Corporation «	15,644	114,671
Chevron Corporation	56,930	4,490,638
Cimarex Energy Company	2,857	292,785
Columbia Pipeline Group Incorporated	9,609	175,749
ConocoPhillips Company	37,317	1,789,723
CONSOL Energy Incorporated «	6,925	67,865
Devon Energy Corporation	11,685	433,397
EOG Resources Incorporated	16,614	1,209,499
EQT Corporation	4,608	298,460
Exxon Mobil Corporation	126,139	9,378,435
Hess Corporation	7,292	365,038
Kinder Morgan Incorporated	54,377	1,505,155
Marathon Oil Corporation	20,488	315,515
Marathon Petroleum Corporation	16,220	751,473
Murphy Oil Corporation	4,912	118,870
Newfield Exploration Company †	4,928	162,131
Noble Energy Incorporated	12,860	388,115
Occidental Petroleum Corporation	23,109	1,528,660
ONEOK Incorporated	6,327	203,729
Phillips 66	14,485	1,113,027
Pioneer Natural Resources Company	4,519	549,691
Range Resources Corporation	5,122	164,519
Southwestern Energy Company †	11,628	147,559
Spectra Energy Corporation	20,310	533,544
Tesoro Corporation	3,722	361,927
The Williams Companies Incorporated	20,640	760,584
Valero Energy Corporation	15,041	903,964

		29,774,398

Financials: 9.57%

Banks: 3.49%
Bank of America Corporation	316,711	4,934,357
BB&T Corporation	23,586	839,662
Citigroup Incorporated	91,060	4,517,487
Comerica Incorporated	5,384	221,282
Fifth Third Bancorp	24,299	459,494
Huntington Bancshares Incorporated	24,294	257,516
JPMorgan Chase & Company	111,879	6,821,263
KeyCorp	25,437	330,935
M&T Bank Corporation	4,031	491,580

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Banks (continued)
People’s United Financial Incorporated	9,379	$147,532
PNC Financial Services Group Incorporated	15,539	1,386,079
Regions Financial Corporation	40,085	361,166
SunTrust Banks Incorporated	15,670	599,221
US Bancorp	50,078	2,053,699
Wells Fargo & Company (l)	141,327	7,257,141
Zions Bancorporation	6,175	170,060

		30,848,474

Capital Markets: 1.24%
Affiliated Managers Group Incorporated †	1,640	280,424
Ameriprise Financial Incorporated	5,389	588,102
Bank of New York Mellon Corporation	33,474	1,310,507
BlackRock Incorporated	3,874	1,152,399
Charles Schwab Corporation	36,221	1,034,472
E*TRADE Financial Corporation †	8,776	231,072
Franklin Resources Incorporated	11,701	435,979
Goldman Sachs Group Incorporated	12,178	2,116,049
Invesco Limited	12,970	405,053
Legg Mason Incorporated	3,318	138,062
Morgan Stanley	46,093	1,451,930
Northern Trust Corporation	6,621	451,287
State Street Corporation	12,346	829,775
T. Rowe Price Group Incorporated	7,753	538,834

		10,963,945

Consumer Finance: 0.44%
American Express Company	25,746	1,908,551
Capital One Financial Corporation	16,409	1,189,981
Discover Financial Services	13,169	684,656
Navient Corporation	11,313	127,158

		3,910,346

Diversified Financial Services: 1.22%
Berkshire Hathaway Incorporated Class B †	56,678	7,390,811
CME Group Incorporated	10,218	947,617
Intercontinental Exchange Incorporated	3,344	785,807
Leucadia National Corporation	10,202	206,693
McGraw Hill Financial Incorporated	8,241	712,847
Moody’s Corporation	5,274	517,907
The NASDAQ OMX Group Incorporated	3,575	190,655

		10,752,337

Insurance: 1.60%
ACE Limited	9,798	1,013,113
AFLAC Incorporated	13,028	757,318
American International Group Incorporated	39,147	2,224,333
Aon plc	8,472	750,704
Assurant Incorporated	2,023	159,837

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
Cincinnati Financial Corporation	4,466	$240,271
Genworth Financial Incorporated Class A †	15,046	69,513
Lincoln National Corporation	7,591	360,269
Loews Corporation	8,676	313,551
Marsh & McLennan Companies Incorporated	16,032	837,191
MetLife Incorporated	33,789	1,593,151
Principal Financial Group Incorporated	8,293	392,591
Prudential Financial Incorporated	13,646	1,039,962
The Allstate Corporation	12,115	705,578
The Chubb Corporation	6,867	842,238
The Hartford Financial Services Group Incorporated	12,551	574,585
The Progressive Corporation	17,725	543,094
The Travelers Companies Incorporated	9,415	937,075
Torchmark Corporation	3,517	198,359
Unum Group	7,465	239,477
XL Group plc	9,148	332,255

		14,124,465

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	8,771	280,672

REITs: 1.53%
American Tower Corporation	12,807	1,126,760
Apartment Investment & Management Company Class A	4,728	175,031
AvalonBay Communities Incorporated	4,021	702,951
Boston Properties Incorporated	4,645	549,968
Crown Castle International Corporation	10,097	796,350
Equinix Incorporated	1,724	471,342
Equity Residential	11,014	827,372
Essex Property Trust Incorporated	1,986	443,712
General Growth Properties Incorporated	17,683	459,228
HCP Incorporated	13,992	521,202
Host Hotels & Resorts Incorporated	22,721	359,219
Iron Mountain Incorporated	5,803	180,009
Kimco Realty Corporation	12,498	305,326
Plum Creek Timber Company	5,284	208,771
Prologis Incorporated	15,859	616,915
Public Storage Incorporated	4,445	940,695
Realty Income Corporation «	7,103	336,611
Simon Property Group Incorporated	9,358	1,719,252
SL Green Realty Corporation	3,014	325,994
The Macerich Company	4,073	312,888
Ventas Incorporated	10,060	563,964
Vornado Realty Trust	5,358	484,470
Welltower Incorporated	10,647	721,015
Weyerhaeuser Company	15,555	425,274

		13,574,319

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.02%
Hudson City Bancorp Incorporated	14,579	$148,268

Health Care: 8.50%

Biotechnology: 1.77%
Alexion Pharmaceuticals Incorporated †	6,841	1,069,864
Amgen Incorporated	22,942	3,173,337
Baxalta Incorporated	16,383	516,228
Biogen Incorporated †	7,114	2,075,936
Celgene Corporation †	23,917	2,587,102
Gilead Sciences Incorporated	44,400	4,359,636
Regeneron Pharmaceuticals Incorporated †	2,338	1,087,497
Vertex Pharmaceuticals Incorporated †	7,402	770,844

		15,640,444

Health Care Equipment & Supplies: 1.19%
Abbott Laboratories	45,092	1,813,600
Baxter International Incorporated	16,504	542,156
Becton Dickinson & Company	6,359	843,585
Boston Scientific Corporation †	40,657	667,181
C.R. Bard Incorporated	2,243	417,893
DENTSPLY International Incorporated	4,230	213,911
Edwards Lifesciences Corporation †	3,250	462,053
Intuitive Surgical Incorporated †	1,121	515,189
Medtronic plc	42,785	2,864,028
St. Jude Medical Incorporated	8,524	537,779
Stryker Corporation	9,567	900,255
Varian Medical Systems Incorporated †	2,988	220,455
Zimmer Holdings Incorporated	5,169	485,524

		10,483,609

Health Care Providers & Services: 1.63%
Aetna Incorporated	10,548	1,154,057
AmerisourceBergen Corporation	6,212	590,078
Anthem Incorporated	7,916	1,108,240
Cardinal Health Incorporated	9,903	760,748
Cigna Corporation	7,790	1,051,806
DaVita HealthCare Partners Incorporated †	5,148	372,355
Express Scripts Holding Company †	20,441	1,654,903
HCA Holdings Incorporated †	9,672	748,226
Henry Schein Incorporated †	2,521	334,587
Humana Incorporated	4,482	802,278
Laboratory Corporation of America Holdings †	3,046	330,400
McKesson Corporation	7,030	1,300,761
Patterson Companies Incorporated	2,626	113,575
Quest Diagnostics Incorporated	4,340	266,780
Tenet Healthcare Corporation †	3,014	111,277
UnitedHealth Group Incorporated	28,850	3,346,889
Universal Health Services Incorporated Class B	2,773	346,098

		14,393,058

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	17

Security name	Shares	Value

Health Care Technology: 0.06%
Cerner Corporation †	9,290	$557,028

Life Sciences Tools & Services: 0.26%
Agilent Technologies Incorporated	10,024	344,124
PerkinElmer Incorporated	3,428	157,551
Thermo Fisher Scientific Incorporated	12,058	1,474,452
Waters Corporation †	2,490	294,343

		2,270,470

Pharmaceuticals: 3.59%
AbbVie Incorporated	50,078	2,724,744
Allergan plc †	11,911	3,237,529
Bristol-Myers Squibb Company	50,450	2,986,640
Eli Lilly & Company	29,511	2,469,776
Endo International plc †	6,301	436,533
Johnson & Johnson	83,773	7,820,210
Mallinckrodt plc †	3,549	226,923
Merck & Company Incorporated	85,214	4,208,719
Mylan NV †	12,493	502,968
Perrigo Company plc	4,424	695,762
Pfizer Incorporated	186,582	5,860,541
Zoetis Incorporated	13,887	571,867

		31,742,212

Industrials: 5.82%

Aerospace & Defense: 1.56%
General Dynamics Corporation	9,179	1,266,243
Honeywell International Incorporated	23,649	2,239,324
L-3 Communications Holdings Incorporated	2,432	254,193
Lockheed Martin Corporation	8,079	1,674,857
Northrop Grumman Corporation	5,667	940,439
Precision Castparts Corporation	4,157	954,904
Raytheon Company	9,185	1,003,553
Rockwell Collins Incorporated	3,984	326,051
Textron Incorporated	8,362	314,746
The Boeing Company	19,324	2,530,478
United Technologies Corporation	25,060	2,230,089

		13,734,877

Air Freight & Logistics: 0.43%
C.H. Robinson Worldwide Incorporated	4,288	290,641
Expeditors International of Washington Incorporated	5,725	269,361
FedEx Corporation	7,947	1,144,209
United Parcel Service Incorporated Class B	21,128	2,085,122

		3,789,333

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Airlines: 0.37%
American Airlines Group Incorporated	20,325	$789,220
Delta Air Lines Incorporated	24,063	1,079,707
Southwest Airlines Company	19,948	758,822
United Continental Holdings Incorporated †	11,429	606,308

		3,234,057

Building Products: 0.05%
Allegion plc	2,899	167,156
Masco Corporation	10,406	262,023

		429,179

Commercial Services & Supplies: 0.25%
Cintas Corporation	2,699	231,439
Pitney Bowes Incorporated	6,107	121,224
Republic Services Incorporated	7,282	300,018
Stericycle Incorporated †	2,568	357,748
The ADT Corporation «	5,143	153,776
Tyco International plc	12,750	426,615
Waste Management Incorporated	12,724	633,782

		2,224,602

Construction & Engineering: 0.05%
Fluor Corporation	4,382	185,578
Jacobs Engineering Group Incorporated †	3,743	140,100
Quanta Services Incorporated †	6,175	149,497

		475,175

Electrical Equipment: 0.27%
AMETEK Incorporated	7,324	383,192
Eaton Corporation plc	14,144	725,587
Emerson Electric Company	19,880	878,100
Rockwell Automation Incorporated	4,057	411,664

		2,398,543

Industrial Conglomerates: 1.40%
3M Company	18,899	2,679,311
Danaher Corporation	17,987	1,532,672
General Electric Company	305,455	7,703,575
Roper Industries Incorporated	3,046	477,308

		12,392,866

Machinery: 0.71%
Caterpillar Incorporated	18,234	1,191,774
Cummins Incorporated	5,027	545,832
Deere & Company	9,431	697,894
Dover Corporation	4,734	270,690
Flowserve Corporation	4,036	166,041
Illinois Tool Works Incorporated	9,966	820,301

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	19

Security name	Shares	Value

Machinery (continued)
Ingersoll-Rand plc	8,026	$407,480
Joy Global Incorporated	2,946	43,984
Paccar Incorporated	10,737	560,149
Parker-Hannifin Corporation	4,188	407,492
Pentair plc	5,447	278,015
Snap-on Incorporated	1,761	265,805
Stanley Black & Decker Incorporated	4,634	449,405
Xylem Incorporated	5,489	180,314

		6,285,176

Professional Services: 0.13%
Dun & Bradstreet Corporation	1,090	114,450
Equifax Incorporated	3,575	347,419
Nielsen Holdings plc	11,098	493,528
Robert Half International Incorporated	4,068	208,119

		1,163,516

Road & Rail: 0.50%
CSX Corporation	29,762	800,598
J.B. Hunt Transport Services Incorporated	2,778	198,349
Kansas City Southern	3,339	303,448
Norfolk Southern Corporation	9,117	696,539
Ryder System Incorporated	1,614	119,501
Union Pacific Corporation	26,250	2,320,763

		4,439,198

Trading Companies & Distributors: 0.10%
Fastenal Company «	8,776	321,289
United Rentals Incorporated †	2,883	173,124
W.W. Grainger Incorporated «	1,834	394,328

		888,741

Information Technology: 11.82%

Communications Equipment: 0.88%
Cisco Systems Incorporated	153,868	4,039,035
F5 Networks Incorporated †	2,149	248,854
Harris Corporation	3,753	274,532
Juniper Networks Incorporated	10,700	275,097
Motorola Solutions Incorporated	4,865	332,669
QUALCOMM Incorporated	47,535	2,554,056

		7,724,243

Electronic Equipment, Instruments & Components: 0.22%
Amphenol Corporation Class A	9,352	476,578
Corning Incorporated	37,086	634,912
FLIR Systems Incorporated	4,241	118,706
TE Connectivity Limited	12,173	729,041

		1,959,237

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Internet Software & Services: 2.19%
Akamai Technologies Incorporated †	5,405	$373,269
Alphabet Incorporated Class A †	8,771	5,599,143
Alphabet Incorporated Class C †	8,949	5,444,751
eBay Incorporated	33,909	828,736
Facebook Incorporated Class A †	68,364	6,145,924
VeriSign Incorporated †	3,019	213,021
Yahoo! Incorporated †	26,203	757,529

		19,362,373

IT Services: 2.18%
Accenture plc Class A	18,884	1,855,542
Alliance Data Systems Corporation †	1,861	481,962
Automatic Data Processing Incorporated	14,092	1,132,433
Cognizant Technology Solutions Corporation Class A †	18,438	1,154,403
Computer Sciences Corporation	4,183	256,753
Fidelity National Information Services Incorporated	8,519	571,455
Fiserv Incorporated †	7,098	614,758
International Business Machines Corporation	27,262	3,952,172
MasterCard Incorporated Class A	30,192	2,720,903
Paychex Incorporated	9,725	463,202
PayPal Holdings Incorporated †	33,553	1,041,485
Teradata Corporation †	4,283	124,036
The Western Union Company	15,471	284,048
Total System Services Incorporated	5,122	232,692
Visa Incorporated Class A	59,038	4,112,587
Xerox Corporation	30,397	295,763

		19,294,194

Semiconductors & Semiconductor Equipment: 1.40%
Altera Corporation	9,148	458,132
Analog Devices Incorporated	9,489	535,274
Applied Materials Incorporated	36,321	533,555
Avago Technologies Limited	7,858	982,329
Broadcom Corporation Class A	16,912	869,784
First Solar Incorporated †	2,291	97,940
Intel Corporation	143,828	4,334,976
KLA-Tencor Corporation	4,765	238,250
Lam Research Corporation	4,786	312,669
Linear Technology Corporation	7,255	292,739
Microchip Technology Incorporated «	6,385	275,130
Micron Technology Incorporated †	32,567	487,854
NVIDIA Corporation	15,492	381,878
Qorvo Incorporated †	4,524	203,806
Skyworks Solutions Incorporated	5,772	486,060
Texas Instruments Incorporated	31,052	1,537,695
Xilinx Incorporated	7,827	331,865

		12,359,936

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	21

Security name	Shares	Value

Software: 2.30%
Activision Blizzard Incorporated	15,219	$470,115
Adobe Systems Incorporated †	15,057	1,237,987
Autodesk Incorporated †	6,841	301,962
CA Incorporated	9,478	258,749
Citrix Systems Incorporated †	4,859	336,632
Electronic Arts Incorporated †	9,431	638,950
Intuit Incorporated	8,388	744,435
Microsoft Corporation	241,966	10,709,415
Oracle Corporation	98,384	3,553,630
Red Hat Incorporated †	5,552	399,078
Salesforce.com Incorporated †	18,768	1,303,062
Symantec Corporation	20,698	402,990

		20,357,005

Technology Hardware, Storage & Peripherals: 2.65%
Apple Incorporated	172,526	19,029,618
EMC Corporation	58,230	1,406,837
Hewlett-Packard Company	54,649	1,399,561
NetApp Incorporated	9,080	268,768
SanDisk Corporation	6,186	336,085
Seagate Technology plc	9,138	409,382
Western Digital Corporation	6,972	553,856

		23,404,107

Materials: 1.63%

Chemicals: 1.21%
Air Products & Chemicals Incorporated	5,856	747,108
Airgas Incorporated	2,034	181,697
CF Industries Holdings Incorporated	7,051	316,590
E.I. du Pont de Nemours & Company	27,372	1,319,330
Eastman Chemical Company	4,498	291,111
Ecolab Incorporated	8,037	881,820
FMC Corporation	4,042	137,064
International Flavors & Fragrances Incorporated	2,437	251,645
LyondellBasell Industries NV Class A	11,277	940,051
Monsanto Company	14,155	1,207,988
PPG Industries Incorporated	8,189	718,093
Praxair Incorporated	8,666	882,719
Sigma-Aldrich Corporation	3,612	501,779
The Dow Chemical Company	35,036	1,485,526
The Mosaic Company	10,202	317,384
The Sherwin-Williams Company	2,395	533,558

		10,713,463

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	2,028	308,155
Vulcan Materials Company	4,031	359,565

		667,720

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Containers & Packaging: 0.14%
Avery Dennison Corporation	2,768	$156,586
Ball Corporation	4,178	259,872
Owens-Illinois Incorporated †	4,865	100,803
Sealed Air Corporation	6,228	291,969
WestRock Company	7,921	407,456

		1,216,686

Metals & Mining: 0.15%
Alcoa Incorporated	39,624	382,768
Freeport-McMoRan Incorporated	31,471	304,954
Newmont Mining Corporation	16,005	257,200
Nucor Corporation	9,667	362,996

		1,307,918

Paper & Forest Products: 0.05%
International Paper Company	12,640	477,666

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 1.40%
AT&T Incorporated	186,089	6,062,780
CenturyLink Incorporated	17,033	427,869
Frontier Communications Corporation	35,341	167,870
Level 3 Communications Incorporated †	8,718	380,889
Verizon Communications Incorporated	123,004	5,351,904

		12,391,312

Utilities: 1.82%

Electric Utilities: 1.04%
American Electric Power Company Incorporated	14,842	843,916
Duke Energy Corporation	20,824	1,498,079
Edison International	9,856	621,618
Entergy Corporation	5,431	353,558
Eversource Energy	9,594	485,648
Exelon Corporation	26,066	774,160
FirstEnergy Corporation	12,781	400,173
NextEra Energy Incorporated	13,924	1,358,286
Pepco Holdings Incorporated	7,670	185,767
Pinnacle West Capital Corporation	3,350	214,869
PPL Corporation	20,268	666,615
The Southern Company	27,482	1,228,445
Xcel Energy Incorporated	15,345	543,366

		9,174,500

Gas Utilities: 0.02%
AGL Resources Incorporated	3,633	221,758

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	23

Security name			Shares	Value

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation			20,656	$202,222
NRG Energy Incorporated			10,003	148,545

				350,767

Multi-Utilities: 0.72%
Ameren Corporation			7,339	310,220
CenterPoint Energy Incorporated			13,017	234,827
CMS Energy Corporation			8,372	295,699
Consolidated Edison Incorporated			8,860	592,291
Dominion Resources Incorporated			17,982	1,265,573
DTE Energy Company			5,431	436,489
NiSource Incorporated			9,615	178,358
PG&E Corporation			14,800	781,440
Public Service Enterprise Group Incorporated			15,303	645,174
SCANA Corporation			4,325	243,325
Sempra Energy			7,124	689,033
TECO Energy Incorporated			7,114	186,814
WEC Energy Group Incorporated			9,552	498,800

				6,358,043

Total Common Stocks (Cost $323,725,239)				511,746,932

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA ±	0.52%	12-25-2034	$22,219	19,286

Total Non-Agency Mortgage-Backed Securities (Cost $22,207)				19,286

		Expiration date	Shares
Rights: 0.00%

Consumer Staples: 0.00%

Food & Staples Retailing: 0.00%
Safeway Casa Ley Contingent Value Rights †(a)(i)		1-30-2019	6,765	0
Safeway PDC Contingent Value Rights †(a)(i)		1-30-2017	6,765	0

Total Rights (Cost $7,171)				0

			Principal
U.S. Treasury Securities: 40.16%
U.S. Treasury Bond	2.00	8-15-2025	$2,421,000	2,408,611
U.S. Treasury Bond	2.50	2-15-2045	2,399,000	2,210,204
U.S. Treasury Bond	2.75	8-15-2042	1,210,000	1,180,758
U.S. Treasury Bond	2.75	11-15-2042	1,659,000	1,616,445
U.S. Treasury Bond	2.88	5-15-2043	2,348,000	2,341,581
U.S. Treasury Bond	2.88	8-15-2045	1,579,000	1,580,110
U.S. Treasury Bond	3.00	5-15-2042	800,000	821,146
U.S. Treasury Bond	3.00	11-15-2044	2,388,000	2,440,300
U.S. Treasury Bond	3.00	5-15-2045	1,583,000	1,621,174
U.S. Treasury Bond	3.13	11-15-2041	713,000	752,400

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	3.13%	2-15-2042	$940,000	$989,791
U.S. Treasury Bond	3.13	2-15-2043	1,578,000	1,653,406
U.S. Treasury Bond	3.13	8-15-2044	2,382,000	2,494,276
U.S. Treasury Bond	3.38	5-15-2044	2,384,000	2,617,868
U.S. Treasury Bond	3.50	2-15-2039	653,000	736,870
U.S. Treasury Bond	3.63	8-15-2043	1,942,000	2,236,232
U.S. Treasury Bond	3.63	2-15-2044	2,360,000	2,715,045
U.S. Treasury Bond	3.75	8-15-2041	779,000	914,777
U.S. Treasury Bond	3.75	11-15-2043	2,351,000	2,768,853
U.S. Treasury Bond	3.88	8-15-2040	796,000	948,670
U.S. Treasury Bond	4.25	5-15-2039	575,000	725,099
U.S. Treasury Bond	4.25	11-15-2040	835,000	1,053,339
U.S. Treasury Bond	4.38	2-15-2038	353,000	454,138
U.S. Treasury Bond	4.38	11-15-2039	652,000	836,886
U.S. Treasury Bond	4.38	5-15-2040	932,000	1,196,941
U.S. Treasury Bond	4.38	5-15-2041	720,000	928,556
U.S. Treasury Bond	4.50	2-15-2036	756,000	991,561
U.S. Treasury Bond	4.50	5-15-2038	389,000	509,175
U.S. Treasury Bond	4.50	8-15-2039	635,000	828,824
U.S. Treasury Bond	4.63	2-15-2040	1,132,000	1,505,117
U.S. Treasury Bond	4.75	2-15-2037	264,000	358,091
U.S. Treasury Bond	4.75	2-15-2041	958,000	1,299,762
U.S. Treasury Bond	5.00	5-15-2037	320,000	448,842
U.S. Treasury Bond	5.25	11-15-2028	479,000	641,373
U.S. Treasury Bond	5.25	2-15-2029	349,000	468,769
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,044,125
U.S. Treasury Bond	5.50	8-15-2028	369,000	503,185
U.S. Treasury Bond	6.00	2-15-2026	445,000	608,503
U.S. Treasury Bond	6.13	11-15-2027	525,000	745,364
U.S. Treasury Bond	6.13	8-15-2029	272,000	395,863
U.S. Treasury Bond	6.25	5-15-2030	478,000	710,440
U.S. Treasury Bond	6.38	8-15-2027	224,000	322,887
U.S. Treasury Bond	6.50	11-15-2026	296,000	424,660
U.S. Treasury Bond	6.63	2-15-2027	197,000	286,615
U.S. Treasury Bond	6.75	8-15-2026	221,000	321,227
U.S. Treasury Bond	6.88	8-15-2025	224,000	321,831
U.S. Treasury Note	0.88	11-30-2016	1,979,000	1,988,972
U.S. Treasury Note	1.38	2-29-2020	1,963,000	1,972,150
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,607,481
U.S. Treasury Note	0.50	11-30-2016	1,558,000	1,559,075
U.S. Treasury Note	0.50	1-31-2017	1,452,000	1,452,549
U.S. Treasury Note	0.50	2-28-2017	1,453,000	1,453,094
U.S. Treasury Note	0.50	3-31-2017	1,454,000	1,453,811
U.S. Treasury Note	0.50	4-30-2017	1,456,000	1,454,844
U.S. Treasury Note	0.50	7-31-2017	1,713,000	1,709,788
U.S. Treasury Note	0.63	11-15-2016	1,699,000	1,702,806
U.S. Treasury Note	0.63	12-15-2016	1,700,000	1,703,585
U.S. Treasury Note	0.63	12-31-2016	1,520,000	1,523,008
U.S. Treasury Note	0.63	2-15-2017	1,667,000	1,670,234
U.S. Treasury Note	0.63	5-31-2017	3,382,000	3,384,597

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.63%	6-30-2017	$1,440,000	$1,440,788
U.S. Treasury Note	0.63	7-31-2017	1,401,000	1,401,876
U.S. Treasury Note	0.63	8-31-2017	1,965,000	1,964,949
U.S. Treasury Note	0.63	9-30-2017	1,712,000	1,711,197
U.S. Treasury Note	0.63	11-30-2017	1,966,000	1,962,416
U.S. Treasury Note	0.63	4-30-2018	1,753,000	1,744,326
U.S. Treasury Note	0.75	1-15-2017	1,697,000	1,703,253
U.S. Treasury Note	0.75	3-15-2017	1,700,000	1,705,889
U.S. Treasury Note	0.75	6-30-2017	1,845,000	1,849,996
U.S. Treasury Note	0.75	10-31-2017	1,673,000	1,675,613
U.S. Treasury Note	0.75	12-31-2017	1,742,000	1,742,908
U.S. Treasury Note	0.75	2-28-2018	1,638,000	1,637,083
U.S. Treasury Note	0.75	3-31-2018	1,422,000	1,420,112
U.S. Treasury Note	0.75	4-15-2018	1,350,000	1,347,997
U.S. Treasury Note	0.88	12-31-2016	1,980,000	1,989,977
U.S. Treasury Note	0.88	1-31-2017	1,946,000	1,955,958
U.S. Treasury Note	0.88	2-28-2017	1,911,000	1,921,027
U.S. Treasury Note	0.88	4-15-2017	1,697,000	1,705,551
U.S. Treasury Note	0.88	4-30-2017	1,951,000	1,960,704
U.S. Treasury Note	0.88	5-15-2017	1,620,000	1,628,142
U.S. Treasury Note	0.88	6-15-2017	1,586,000	1,593,703
U.S. Treasury Note	0.88	7-15-2017	1,515,000	1,521,963
U.S. Treasury Note	0.88	8-15-2017	1,518,000	1,524,996
U.S. Treasury Note	0.88	10-15-2017	1,521,000	1,527,259
U.S. Treasury Note	0.88	11-15-2017	1,445,000	1,450,099
U.S. Treasury Note	0.88	1-15-2018	1,339,000	1,342,487
U.S. Treasury Note	0.88	1-31-2018	1,231,000	1,234,302
U.S. Treasury Note	0.88	7-15-2018	1,294,000	1,294,000
U.S. Treasury Note	0.88	7-31-2019	811,000	802,108
U.S. Treasury Note	1.00	3-31-2017	1,836,000	1,849,269
U.S. Treasury Note	1.00	9-15-2017	1,515,000	1,525,790
U.S. Treasury Note	1.00	12-15-2017	1,405,000	1,413,818
U.S. Treasury Note	1.00	2-15-2018	1,336,000	1,343,220
U.S. Treasury Note	1.00	3-15-2018	1,338,000	1,345,107
U.S. Treasury Note	1.00	5-15-2018	1,328,000	1,333,534
U.S. Treasury Note	1.00	5-31-2018	1,878,000	1,885,091
U.S. Treasury Note	1.00	8-15-2018	1,291,000	1,294,581
U.S. Treasury Note	1.00	9-15-2018	1,292,000	1,295,180
U.S. Treasury Note	1.00	6-30-2019	622,000	619,036
U.S. Treasury Note	1.00	8-31-2019	845,000	839,224
U.S. Treasury Note	1.00	9-30-2019	1,067,000	1,058,608
U.S. Treasury Note	1.00	11-30-2019	1,249,000	1,236,835
U.S. Treasury Note	1.13	6-15-2018	1,326,000	1,335,306
U.S. Treasury Note	1.13	5-31-2019	690,000	690,152
U.S. Treasury Note	1.13	12-31-2019	1,247,000	1,239,986
U.S. Treasury Note	1.13	3-31-2020	996,000	988,297
U.S. Treasury Note	1.13	4-30-2020	1,330,000	1,318,553
U.S. Treasury Note	1.25	10-31-2018	1,759,000	1,774,140
U.S. Treasury Note	1.25	11-30-2018	1,654,000	1,667,482
U.S. Treasury Note	1.25	1-31-2019	1,335,000	1,344,005

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.25%	4-30-2019	$540,000	$542,960
U.S. Treasury Note	1.25	10-31-2019	804,000	805,309
U.S. Treasury Note	1.25	1-31-2020	1,967,000	1,965,259
U.S. Treasury Note	1.25	2-29-2020	1,098,000	1,095,970
U.S. Treasury Note	1.38	6-30-2018	1,357,000	1,375,412
U.S. Treasury Note	1.38	7-31-2018	1,610,000	1,631,782
U.S. Treasury Note	1.38	9-30-2018	2,656,000	2,690,791
U.S. Treasury Note	1.38	11-30-2018	787,000	796,715
U.S. Treasury Note	1.38	12-31-2018	968,000	979,054
U.S. Treasury Note	1.38	2-28-2019	1,295,000	1,308,372
U.S. Treasury Note	1.38	1-31-2020	1,307,000	1,312,446
U.S. Treasury Note	1.38	3-31-2020	1,967,000	1,973,454
U.S. Treasury Note	1.38	4-30-2020	1,962,000	1,967,441
U.S. Treasury Note	1.38	5-31-2020	1,380,000	1,382,749
U.S. Treasury Note	1.38	8-31-2020	1,904,000	1,906,231
U.S. Treasury Note	1.38	9-30-2020	1,909,000	1,909,224
U.S. Treasury Note	1.50	8-31-2018	2,569,000	2,612,753
U.S. Treasury Note	1.50	12-31-2018	1,855,000	1,883,840
U.S. Treasury Note	1.50	1-31-2019	1,716,000	1,742,008
U.S. Treasury Note	1.50	2-28-2019	1,826,000	1,852,820
U.S. Treasury Note	1.50	3-31-2019	645,000	654,272
U.S. Treasury Note	1.50	5-31-2019	1,966,000	1,992,572
U.S. Treasury Note	1.50	10-31-2019	1,969,000	1,991,126
U.S. Treasury Note	1.50	11-30-2019	1,972,000	1,993,209
U.S. Treasury Note	1.50	5-31-2020	1,953,000	1,970,419
U.S. Treasury Note	1.63	3-31-2019	1,892,000	1,927,057
U.S. Treasury Note	1.63	4-30-2019	1,703,000	1,734,155
U.S. Treasury Note	1.63	6-30-2019	1,958,000	1,992,698
U.S. Treasury Note	1.63	7-31-2019	1,926,000	1,959,204
U.S. Treasury Note	1.63	8-31-2019	1,965,000	1,999,055
U.S. Treasury Note	1.63	12-31-2019	1,964,000	1,993,766
U.S. Treasury Note	1.63	6-30-2020	1,945,000	1,969,894
U.S. Treasury Note	1.63	7-31-2020	1,880,000	1,902,986
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,239,746
U.S. Treasury Note	1.63	11-15-2022	1,908,000	1,889,964
U.S. Treasury Note	1.75	10-31-2018	704,000	721,014
U.S. Treasury Note	1.75	9-30-2019	1,959,000	2,000,731
U.S. Treasury Note	1.75	10-31-2020	1,585,000	1,610,054
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,643,011
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,644,741
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,615,611
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,450,828
U.S. Treasury Note	1.75	9-30-2022	1,586,000	1,585,442
U.S. Treasury Note	1.75	5-15-2023	2,880,000	2,856,076
U.S. Treasury Note	1.88	8-31-2017	1,517,000	1,552,615
U.S. Treasury Note	1.88	9-30-2017	1,307,000	1,338,586
U.S. Treasury Note	1.88	10-31-2017	1,485,000	1,521,506
U.S. Treasury Note	1.88	6-30-2020	921,000	942,898
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,670,729
U.S. Treasury Note	1.88	5-31-2022	1,601,000	1,616,259

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.88%	8-31-2022	$1,569,000	$1,581,687
U.S. Treasury Note	2.00	7-31-2020	1,306,000	1,344,737
U.S. Treasury Note	2.00	9-30-2020	1,135,000	1,168,016
U.S. Treasury Note	2.00	11-30-2020	1,306,000	1,341,541
U.S. Treasury Note	2.00	2-28-2021	1,457,000	1,493,728
U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,596,513
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,677,688
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,683,570
U.S. Treasury Note	2.00	11-15-2021	2,302,000	2,349,569
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,713,389
U.S. Treasury Note	2.00	7-31-2022	1,588,000	1,615,232
U.S. Treasury Note	2.00	2-15-2023	2,830,000	2,867,880
U.S. Treasury Note	2.00	2-15-2025	3,703,000	3,689,403
U.S. Treasury Note	2.13	8-31-2020	1,477,000	1,528,618
U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,454,278
U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,562,033
U.S. Treasury Note	2.13	8-15-2021	2,258,000	2,324,417
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,680,545
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,670,164
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,657,310
U.S. Treasury Note	2.13	5-15-2025	2,493,000	2,508,873
U.S. Treasury Note	2.25	11-30-2017	1,250,000	1,291,211
U.S. Treasury Note	2.25	7-31-2018	521,000	540,890
U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,495,012
U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,571,406
U.S. Treasury Note	2.25	7-31-2021	1,648,000	1,709,457
U.S. Treasury Note	2.25	11-15-2024	3,705,000	3,775,625
U.S. Treasury Note	2.38	7-31-2017	1,253,000	1,293,494
U.S. Treasury Note	2.38	5-31-2018	621,000	646,196
U.S. Treasury Note	2.38	6-30-2018	795,000	827,483
U.S. Treasury Note	2.38	12-31-2020	1,317,000	1,377,020
U.S. Treasury Note	2.38	8-15-2024	3,716,000	3,828,543
U.S. Treasury Note	2.50	6-30-2017	1,144,000	1,181,791
U.S. Treasury Note	2.50	8-15-2023	2,457,000	2,569,005
U.S. Treasury Note	2.50	5-15-2024	3,619,000	3,771,110
U.S. Treasury Note	2.63	1-31-2018	861,000	897,749
U.S. Treasury Note	2.63	4-30-2018	657,000	687,112
U.S. Treasury Note	2.63	8-15-2020	1,918,000	2,029,958
U.S. Treasury Note	2.63	11-15-2020	3,093,000	3,270,807
U.S. Treasury Note	2.75	11-30-2016	1,353,000	1,389,309
U.S. Treasury Note	2.75	5-31-2017	1,136,000	1,176,795
U.S. Treasury Note	2.75	12-31-2017	960,000	1,003,000
U.S. Treasury Note	2.75	2-28-2018	756,000	791,595
U.S. Treasury Note	2.75	2-15-2019	1,365,000	1,441,301
U.S. Treasury Note	2.75	11-15-2023	3,237,000	3,447,153
U.S. Treasury Note	2.75	2-15-2024	2,787,000	2,962,929
U.S. Treasury Note	2.88	3-31-2018	858,000	902,240
U.S. Treasury Note	3.00	2-28-2017	1,211,000	1,253,890
U.S. Treasury Note	3.13	1-31-2017	1,483,000	1,535,059
U.S. Treasury Note	3.13	4-30-2017	1,142,000	1,188,751

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	3.13%	5-15-2019	$1,768,000	$1,893,602
U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,797,025
U.S. Treasury Note	3.25	12-31-2016	1,273,000	1,316,792
U.S. Treasury Note	3.25	3-31-2017	1,276,000	1,328,186
U.S. Treasury Note	3.38	11-15-2019	2,038,000	2,213,883
U.S. Treasury Note	3.50	2-15-2018	1,278,000	1,359,889
U.S. Treasury Note	3.50	5-15-2020	1,761,000	1,930,748
U.S. Treasury Note	3.63	8-15-2019	1,545,000	1,687,651
U.S. Treasury Note	3.63	2-15-2020	2,451,000	2,692,973
U.S. Treasury Note	3.63	2-15-2021	2,562,000	2,842,785
U.S. Treasury Note	3.75	11-15-2018	1,505,000	1,634,237
U.S. Treasury Note	3.88	5-15-2018	689,000	743,618
U.S. Treasury Note	4.00	8-15-2018	788,000	858,078
U.S. Treasury Note	4.25	11-15-2017	919,000	987,662
U.S. Treasury Note	4.50	5-15-2017	694,000	738,134
U.S. Treasury Note	4.63	2-15-2017	839,000	886,390
U.S. Treasury Note	4.75	8-15-2017	857,000	922,681
U.S. Treasury Note	6.25	8-15-2023	378,000	500,131
U.S. Treasury Note	7.13	2-15-2023	260,000	356,847
U.S. Treasury Note	7.25	8-15-2022	261,000	355,035
U.S. Treasury Note	7.50	11-15-2024	240,000	351,113
U.S. Treasury Note	7.63	11-15-2022	126,000	176,228
U.S. Treasury Note	7.63	2-15-2025	216,000	320,417
U.S. Treasury Note	7.88	2-15-2021	160,000	212,863
U.S. Treasury Note	8.00	11-15-2021	511,000	701,434
U.S. Treasury Note	8.13	8-15-2019	307,000	388,199
U.S. Treasury Note	8.13	5-15-2021	181,000	245,293
U.S. Treasury Note	8.13	8-15-2021	156,000	213,233
U.S. Treasury Note	8.50	2-15-2020	162,000	211,855
U.S. Treasury Note	8.75	5-15-2017	452,000	511,737
U.S. Treasury Note	8.75	5-15-2020	130,000	173,179
U.S. Treasury Note	8.75	8-15-2020	288,000	388,178
U.S. Treasury Note	8.88	8-15-2017	271,000	312,733
U.S. Treasury Note	8.88	2-15-2019	306,000	386,018
U.S. Treasury Note	9.00	11-15-2018	193,000	240,581
U.S. Treasury Note	9.13	5-15-2018	169,000	205,623

Total U.S. Treasury Securities (Cost $351,275,004)				354,938,504

	Yield		Shares
Short-Term Investments: 1.61%

Investment Companies: 1.27%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15		1,851,700	1,851,700
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16		9,339,136	9,339,136

				11,190,836

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	29

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.34%
U.S. Treasury Bill (z)#	0.06%	3-24-2016	$2,183,000	$2,182,404
U.S. Treasury Bill (z)#	0.04	3-17-2016	140,000	139,974
U.S. Treasury Bill (z)#	0.06	11-27-2015	160,000	160,001
U.S. Treasury Bill (z)#	0.09	11-5-2015	537,000	537,004

				3,019,383

Total Short-Term Investments (Cost $14,210,158)				14,210,219

Total investments in securities (Cost $689,320,270) *	99.68%	881,009,242
Other assets and liabilities, net	0.32	2,818,154

Total net assets	100.00%	$883,827,396

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $713,472,591 and unrealized gains (losses) consists of:

Gross unrealized gains	$202,573,888
Gross unrealized losses	(35,037,237)

Net unrealized gains	$167,536,651

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Index Asset Allocation Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $1,835,618 of securities loaned), at value (cost $673,652,104)	$862,561,265
In affiliated securities, at value (cost $15,668,166)	18,447,977

Total investments, at value (cost $689,320,270)	881,009,242
Cash	6,652
Receivable for investments sold	23,083,093
Receivable for Fund shares sold	1,213,474
Receivable for dividends and interest	2,235,598
Receivable for daily variation margin on open futures contracts	785,701
Receivable for securities lending income	2,001
Prepaid expenses and other assets	3,024

Total assets	908,338,785

Liabilities
Payable for investments purchased	20,928,341
Payable for Fund shares redeemed	670,771
Payable upon receipt of securities loaned	1,851,700
Payable for daily variation margin on open futures contracts	313
Management fee payable	391,417
Distribution fees payable	37,881
Administration fees payable	147,781
Accrued expenses and other liabilities	483,185

Total liabilities	24,511,389

Total net assets	$883,827,396

NET ASSETS CONSIST OF
Paid-in capital	$670,054,357
Undistributed net investment income	1,416,982
Accumulated net realized gains on investments	20,768,571
Net unrealized gains on investments	191,587,486

Total net assets	$883,827,396

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$736,275,939
Shares outstanding – Class A1	25,637,710
Net asset value per share – Class A	$28.72
Maximum offering price per share – Class A2	$30.47
Net assets – Class B	$152,021
Shares outstanding – Class B1	8,627
Net asset value per share – Class B	$17.62
Net assets – Class C	$62,019,291
Shares outstanding – Class C1	3,550,363
Net asset value per share – Class C	$17.47
Net assets – Administrator Class	$85,380,145
Shares outstanding – Administrator Class[1]	2,969,785
Net asset value per share – Administrator Class	$28.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage Index Asset Allocation Fund	31

Investment income
Dividends (net of foreign withholding taxes of $1,139)	$11,037,713
Interest	7,331,740
Income from affiliated securities	244,308
Securities lending income, net	27,096

Total investment income	18,640,857

Expenses
Management fee	5,710,930
Administration fees
Class A	1,898,709
Class B	578
Class C	115,989
Administrator Class	102,445
Shareholder servicing fees
Class A	1,918,141
Class B	575
Class C	118,908
Administrator Class	237,763
Distribution fees
Class B	1,725
Class C	356,724
Custody and accounting fees	84,296
Professional fees	41,070
Registration fees	67,689
Shareholder report expenses	106,817
Trustees’ fees and expenses	14,947
Other fees and expenses	587,315

Total expenses	11,364,621
Less: Fee waivers and/or expense reimbursements	(777,153)

Net expenses	10,587,468

Net investment income	8,053,389

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	59,540,495
Affiliated securities	24,552
Futures transactions	9,398,596

Net realized gains on investments	68,963,643

Net change in unrealized gains (losses) on:
Unaffiliated securities	(49,393,102)
Affiliated securities	(131,749)
Futures transactions	35,622

Net change in unrealized gains (losses) on investments	(49,489,229)

Net realized and unrealized gains (losses) on investments	19,474,414

Net increase in net assets resulting from operations	$27,527,803

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Index Asset Allocation Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income		$8,053,389		$10,668,244
Net realized gains on investments		68,963,643		13,299,627
Net change in unrealized gains (losses) on investments		(49,489,229)		92,137,846

Net increase in net assets resulting from operations		27,527,803		116,105,717

Distributions to shareholders from
Net investment income
Class A		(5,736,797)		(9,743,367)
Class B		(465)		(3,563)
Class C		(112,773)		(152,334)
Administrator Class		(895,510)		(724,385)
Net realized gains
Class A		(7,330,092)		0
Class B		(2,581)		0
Class C		(323,336)		0
Administrator Class		(748,042)		0

Total distributions to shareholders		(15,149,596)		(10,623,649)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,196,418	94,634,140	591,267	16,074,038
Class B	8,812	160,971	747	12,307
Class C	2,545,026	46,057,126	330,562	5,479,355
Administrator Class	2,296,361	67,965,420	981,981	26,838,964

		208,817,657		48,404,664

Reinvestment of distributions
Class A	433,559	12,743,979	355,763	9,552,879
Class B	119	2,135	197	3,194
Class C	22,174	396,402	8,563	140,435
Administrator Class	37,826	1,115,474	18,586	500,182

		14,257,990		10,196,690

Payment for shares redeemed
Class A	(3,132,440)	(92,758,439)	(2,675,484)	(71,220,899)
Class B	(21,993)	(397,688)	(51,475)	(831,865)
Class C	(417,663)	(7,559,550)	(221,022)	(3,546,915)
Administrator Class	(1,483,497)	(44,036,539)	(291,552)	(7,845,444)

		(144,752,216)		(83,445,123)

Net increase (decrease) in net assets resulting from capital share transactions		78,323,431		(24,843,769)

Total increase in net assets		90,701,638		80,638,299

Net assets
Beginning of period		793,125,758		712,487,459

End of period		$883,827,396		$793,125,758

Undistributed net investment income		$1,416,982		$249,270

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.20	$24.48	$22.17	$18.12	$17.56
Net investment income	0.27	0.38	0.34	0.29	0.30
Net realized and unrealized gains (losses) on investments	0.76	3.72	2.31	4.05	0.56

Total from investment operations	1.03	4.10	2.65	4.34	0.86
Distributions to shareholders from
Net investment income	(0.22)	(0.38)	(0.34)	(0.29)	(0.30)
Net realized gains	(0.29)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.38)	(0.34)	(0.29)	(0.30)
Net asset value, end of period	$28.72	$28.20	$24.48	$22.17	$18.12
Total return[1]	3.62%	16.83%	12.02%	24.07%	4.84%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.20%	1.18%	1.17%	1.18%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.90%	1.42%	1.43%	1.39%	1.54%
Supplemental data
Portfolio turnover rate	43%	9%	11%	16%	18%
Net assets, end of period (000s omitted)	$736,276	$708,873	$657,702	$644,365	$575,248

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.33	$15.03	$13.59	$11.10	$10.74
Net investment income	0.04 [1]	0.11 [1]	0.10 [1]	0.08 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.46	2.28	1.42	2.48	0.35

Total from investment operations	0.50	2.39	1.52	2.56	0.44
Distributions to shareholders from
Net investment income	(0.03)	(0.09)	(0.08)	(0.07)	(0.08)
Net realized gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.21)	(0.09)	(0.08)	(0.07)	(0.08)
Net asset value, end of period	$17.62	$17.33	$15.03	$13.59	$11.10
Total return[2]	2.85%	15.90%	11.22%	23.08%	4.11%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.94%	1.93%	1.93%	1.93%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income	0.21%	0.67%	0.68%	0.65%	0.78%
Supplemental data
Portfolio turnover rate	43%	9%	11%	16%	18%
Net assets, end of period (000s omitted)	$152	$376	$1,085	$2,171	$4,500

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	35

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.20	$14.94	$13.53	$11.06	$10.72
Net investment income	0.05	0.11	0.10	0.08	0.09
Net realized and unrealized gains (losses) on investments	0.45	2.27	1.41	2.47	0.34

Total from investment operations	0.50	2.38	1.51	2.55	0.43
Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.10)	(0.08)	(0.09)
Net realized gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.12)	(0.10)	(0.08)	(0.09)
Net asset value, end of period	$17.47	$17.20	$14.94	$13.53	$11.06
Total return[1]	2.86%	15.96%	11.20%	23.11%	4.02%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.95%	1.93%	1.92%	1.93%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income	0.10%	0.67%	0.68%	0.64%	0.79%
Supplemental data
Portfolio turnover rate	43%	9%	11%	16%	18%
Net assets, end of period (000s omitted)	$62,019	$24,093	$19,164	$16,699	$15,895

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.21	$24.49	$22.18	$18.14	$17.57
Net investment income	0.35	0.45	0.40	0.34	0.34
Net realized and unrealized gains (losses) on investments	0.76	3.72	2.30	4.04	0.58

Total from investment operations	1.11	4.17	2.70	4.38	0.92
Distributions to shareholders from
Net investment income	(0.28)	(0.45)	(0.39)	(0.34)	(0.35)
Net realized gains	(0.29)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.57)	(0.45)	(0.39)	(0.34)	(0.35)
Net asset value, end of period	$28.75	$28.21	$24.49	$22.18	$18.14
Total return	3.89%	17.12%	12.31%	24.30%	5.18%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.04%	1.02%	1.01%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.12%	1.68%	1.69%	1.63%	1.79%
Supplemental data
Portfolio turnover rate	43%	9%	11%	16%	18%
Net assets, end of period (000s omitted)	$85,380	$59,783	$34,536	$29,920	$20,726

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	37

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

38	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	39

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(140,132)	$140,132

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$94,301	$0	$94,301

Common stocks
Consumer discretionary	66,983,723	0	0	66,983,723
Consumer staples	50,833,121	0	0	50,833,121
Energy	35,444,250	0	0	35,444,250
Financials	84,602,826	0	0	84,602,826
Health care	75,086,821	0	0	75,086,821
Industrials	51,455,263	0	0	51,455,263
Information technology	104,461,095	0	0	104,461,095
Materials	14,383,453	0	0	14,383,453
Telecommunication services	12,391,312	0	0	12,391,312
Utilities	16,105,068	0	0	16,105,068

Rights
Consumer staples	0	0	0	0

Non-agency mortgage-backed securities	0	19,286	0	19,286

U.S. Treasury securities	354,938,504	0	0	354,938,504

Short-term investments
Investment companies	9,339,136	1,851,700	0	11,190,836
U.S. Treasury securities	3,019,383	0	0	3,019,383
	879,043,955	1,965,287	0	881,009,242

Futures contracts	785,701	0	0	785,701
Total assets	$879,829,656	$1,965,287	$0	$881,794,943
Liabilities

Futures contracts	$313	$0	$0	$313
Total liabilities	$313	$0	$0	$313

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.60% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	41

of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, and 0.90% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $132,023 from the sale of Class A shares and $1,621 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2015 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$366,751,092	$89,147,151	$345,458,085	$22,745,062

42	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains
Wells Fargo & Company	126,668	18,341	3,682	141,327	$7,257,141	$199,746	$24,552

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2015, the Fund entered into futures contracts to gain market exposure to certain asset classes in accordance with an active asset allocation strategy.

At September 30, 2015, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at September 30, 2015	Unrealized gains (losses)
12-17-2015	Goldman Sachs	83 Long	S&P 500 Index	$39,605,525	$197,352
12-21-2015	Goldman Sachs	71 Short	U.S. Treasury Bonds	11,388,844	(111,147)
12-21-2015	Goldman Sachs	423 Short	10-Year U.S. Treasury Notes	54,454,641	(195,252)
12-31-2015	Goldman Sachs	11 Long	5-Year U.S. Treasury Notes	1,325,672	7,561

The Fund had an average notional amount of $67,118,928 and $53,568,576 in long and short futures contracts, respectively, during the year ended September 30, 2015.

On September 30, 2015, the cumulative unrealized losses on futures contracts in the amount of $101,486 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2015 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity contracts	Receivable for daily variation margin on open futures contracts	$703,821	*	Payable for daily variation margin on open futures contracts	$0
Interest rate contracts	Receivable for daily variation margin on open futures contracts	81,880	*	Payable for daily variation margin on open futures contracts	313	*
		$785,701			$313

*	Only the current day’s variation margin as of September 30, 2015 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity contracts	$6,472,947	$912,672
Interest rate contracts	2,925,649	(877,050)
	$9,398,596	$35,622

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	43

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Goldman Sachs	$785,701	$(313)	$0	$785,388

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	Goldman Sachs	$313	$(313)	$0	$0

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $1,271 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$8,393,216	$10,623,649
Long-term capital gain	6,756,380	0

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,985,342	$39,183,366	$164,604,331

44	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Index Asset Allocation Fund	45

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Index Asset Allocation Fund as of September 30, 2015, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

46	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 57.28% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $6,756,380 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $4,987,640 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $2,718,616 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2015, $1,647,671 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2015, 39.61% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	47

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

48	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	49

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

50	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Index Asset Allocation Composite Index, for all periods under review except the three-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes except for Class A. The Board noted that the net operating expense ratio of Class A was in range of the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	51

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

52	Wells Fargo Advantage Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237458 11-15 A227/AR227 09-15

Wells Fargo Advantage C&B Mid Cap Value Fund

Annual Report

September 30, 2015

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The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Biele, L.P.

Portfolio managers

Andrew B. Armstrong, CFA

Steve Lyons, CFA

Micahel M. Meyer, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBMAX)	7-26-2004	(6.08)	11.45	6.15	(0.36)	12.78	6.78	1.31	1.21
Class B (CBMBX)*	7-26-2004	(6.11)	11.67	6.23	(1.11)	11.93	6.23	2.06	1.96
Class C (CBMCX)	7-26-2004	(2.11)	11.93	5.98	(1.11)	11.93	5.98	2.06	1.96
Administrator Class (CBMIX)	7-26-2004	–	–	–	(0.30)	12.84	6.88	1.23	1.16
Institutional Class (CBMSX)	7-26-2004	–	–	–	(0.05)	13.11	7.15	0.98	0.91
Investor Class (CBMDX)+	2-18-1998	–	–	–	(0.39)	12.71	6.78	1.42	1.26
Russell Midcap® Value Index[4]	–	–	–	–	(2.07)	13.15	7.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of September 30, 2015

[1]	Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of Investor Class. Historical performance shown for the Investor Class shares through June 19, 2008, includes Class D expenses.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class, and 1.25% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Russell Midcap® Value Index for the 12-month period that ended September 30, 2015, primarily because of positive stock selection.

■	Stock selection contributed positively due in large part to holdings in the materials, energy, and consumer discretionary sectors as well as the insurance industry.

■	Sector allocation detracted from relative performance.

Stock selection was the primary contributor to relative performance during the 12-month period.

Stock selection’s contribution to Fund performance was overwhelmingly positive during a challenging third quarter. The U.S. stock market pulled back meaningfully amid growing concerns about the health of the global economy. Selling pressures took hold in mid-August when Chinese investors, spooked by weak Chinese export data and a reactive yuan devaluation, raced for the exits, triggering equity selling around the globe. As a result, equity markets saw their first correction—defined as a reverse movement in value of 10% or more—in 48 months, the third-longest stretch since the Great Depression. The Fund’s holdings showed strong fundamental progress, especially in two economic sectors that fared the poorest—materials and energy. In addition, stock selection also was strong in the consumer discretionary sector, due in large part to the Fund’s Helen of Troy Limited holding.

The Fund’s sector allocation, always the result of our bottom-up analysis, was responsible for most of the drag on performance. Overweighting in industrials and underweighting in utilities and real estate investment trusts (REITs) were the primary detractors. These detractors were partially offset by an underweight in the energy sector and an overweight in the insurance industry.

Ten largest holdings[6] (%) as of September 30, 2015
RenaissanceRe Holdings Limited	4.02
Schweitzer-Mauduit International Incorporated	3.39
Commerce Bancshares Incorporated	3.33
TCF Financial Corporation	3.22
Laboratory Corporation of America Holdings	3.13
First Cash Financial Services Incorporated	3.07
State Street Corporation	3.01
Omnicom Group Incorporated	2.95
Cardinal Health Incorporated	2.75
FNF Group	2.67

Among individual stocks, contributors included consumer products manufacturer Helen of Troy; physician services provider MEDNAX, Incorporated; insurance provider Stewart Information Services Corporation; toymaker Hasbro, Incorporated; and commercial and residential mortgage provider Fidelity National Financial, Incorporated.* Detractors included software application provider Rovi Corporation;* crude oil producer Noble Energy, Incorporated; pawn store operator First Cash Financial Services, Incorporated; money transfer company MoneyGram International Incorporated; and communication equipment manufacturer Knowles Corporation.

We are pleased with the extent to which the Fund has held up in what has turned out to be a very challenging year through September 30, 2015. Furthermore, with interest rates down a bit from the beginning of 2015, the nine-month period supported our contention that the Fund does not need interest rates to rise in order to perform well.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	7

Sector distribution[7] as of September 30, 2015

We continue to value companies whose high-quality business characteristics should stand them in good stead if the economy turns down or interest rates rise.

During the period, we sought to enhance the Fund’s underlying fundamental portfolio strength and its potential for appreciation. Beyond our normal, valuation-driven adds and trims, we initiated positions in companies we believed were attractive. Purchases included independent oil and gas exploration and production company Devon Energy Corporation; filtration systems and replacement parts manufacturer Donaldson Company, Incorporated; power management company Eaton Corporation plc; analog integrated circuits manufacturer and marketer Linear Technology Corporation; consumer debt recovery company PRA Group, Incorporated;* aviation electronic and communication systems producer Rockwell Collins, Incorporated; beauty supplies specialty retailer and distributer Sally Beauty Holdings, Incorporated; financial holding company State Street Corporation; maintenance, repair, and operations distributor W.W. Grainger, Incorporated; electrical, industrial, and commercial products distributor WESCO International, Incorporated; as well as energy control and optimization solutions provider Woodward, Incorporated.*

To make room for these investments, several positions were trimmed and others eliminated after they reached our valuation targets. American security and protection company Brink’s Company was eliminated since we determined it was unlikely to see meaningful fundamental improvement over our investment horizon. Despite software application provider Rovi Corporation’s attractive valuation and strong balance sheet, we eliminated the position based on our determination that the company’s future had become largely dependent on an uncertain legal appeal process and therefore binary. We also eliminated bank holding company City National Corporation, which had been the subject of a takeover offer.

Looking ahead, we continue to expect the equity investing environment to offer favorable investing opportunities.

Few expected the path back to normalcy—moderate inflation, higher interest rates, self-supporting bond and equity markets—would be completely smooth, and it is likely there are more bumps ahead. Indeed, after the market’s extended run, the recent sell-off was hardly shocking. But, we continue to believe the positive, if sluggish, economic backdrop will dominate over the medium term. U.S. housing starts, auto sales, employment data, and various indicators of consumer spending still suggest an economic advance with slow, but sure traction.

In the context of measured economic growth and somewhat above average valuation levels, we expect equity returns to continue to be more widely dispersed as they are more dependent on more disparate company-specific fundamentals. Although never a pleasant experience, the recent sell-off and related volatility have created opportunities for long-term, fundamental investors like us, and we are excited about the Fund’s current positioning and its collection of reasonably valued, financially strong, well-positioned companies that, in our view, can dependably grow earnings and cash flows. As stock prices ultimately are driven by underlying fundamentals, we expect the Fund’s portfolio to continue compounding value at an above average rate.

Please see footnotes on page 5.

8	Wells Fargo Advantage C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$908.17	$5.74	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$904.99	$9.31	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$904.71	$9.31	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$908.51	$5.50	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Class
Actual	$1,000.00	$909.58	$4.31	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Class
Actual	$1,000.00	$908.27	$5.98	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage C&B Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 99.39%

Consumer Discretionary: 11.64%

Automobiles: 1.71%
Winnebago Industries Incorporated «	140,205	$2,684,926

Household Durables: 2.01%
Helen of Troy Limited †	35,500	3,170,150

Leisure Products: 1.02%
Hasbro Incorporated	22,300	1,608,722

Media: 2.95%
Omnicom Group Incorporated	70,500	4,645,950

Specialty Retail: 1.44%
Sally Beauty Holdings Incorporated †	95,700	2,272,875

Textiles, Apparel & Luxury Goods: 2.51%
Gildan Activewear Incorporated	131,000	3,950,960

Energy: 3.93%

Oil, Gas & Consumable Fuels: 3.93%
Devon Energy Corporation	41,400	1,535,526
Noble Energy Incorporated	52,100	1,572,378
World Fuel Services Corporation	86,200	3,085,960

		6,193,864

Financials: 28.47%

Banks: 6.55%
Commerce Bancshares Incorporated	115,100	5,243,956
TCF Financial Corporation	335,000	5,078,600

		10,322,556

Capital Markets: 3.01%
State Street Corporation	70,500	4,738,305

Consumer Finance: 5.14%
First Cash Financial Services Incorporated †	120,800	4,839,248
Portfolio Recovery Associates Incorporated «†	61,410	3,249,817

		8,089,065

Insurance: 13.77%
Endurance Specialty Holdings Limited	58,300	3,558,049
FNF Group	118,500	4,203,195
RenaissanceRe Holdings Limited	59,500	6,326,040
Stewart Information Services Corporation	42,300	1,730,493
The Progressive Corporation	109,190	3,345,582
Torchmark Corporation	44,800	2,526,720

		21,690,079

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Health Care: 11.82%

Health Care Equipment & Supplies: 3.97%
Becton Dickinson & Company	21,880	$2,902,601
Teleflex Incorporated	26,990	3,352,428

		6,255,029

Health Care Providers & Services: 7.85%
Cardinal Health Incorporated	56,300	4,324,966
Laboratory Corporation of America Holdings †	45,400	4,924,538
MEDNAX Incorporated †	40,550	3,113,834

		12,363,338

Industrials: 25.83%

Aerospace & Defense: 1.57%
Rockwell Collins Incorporated	30,100	2,463,384

Building Products: 2.46%
Quanex Building Products Corporation	213,200	3,873,844

Commercial Services & Supplies: 4.52%
G&K Services Incorporated Class A	24,800	1,652,176
Steelcase Incorporated Class A	91,700	1,688,197
Tetra Tech Incorporated	155,600	3,782,636

		7,123,009

Electrical Equipment: 2.30%
Eaton Corporation plc	70,500	3,616,650

Machinery: 9.91%
Donaldson Company Incorporated	135,100	3,793,607
Graco Incorporated	48,100	3,224,143
Kennametal Incorporated	78,000	1,941,420
Parker-Hannifin Corporation	36,800	3,580,640
Woodward Governor Company	75,500	3,072,850

		15,612,660

Trading Companies & Distributors: 5.07%
Aercap Holdings NV †	93,900	3,590,736
W.W. Grainger Incorporated «	11,700	2,515,617
WESCO International Incorporated †	40,500	1,882,035

		7,988,388

Information Technology: 8.20%

Electronic Equipment, Instruments & Components: 2.53%
Knowles Corporation «†	216,400	3,988,252

IT Services: 2.85%
MoneyGram International Incorporated †	304,100	2,438,882
The Western Union Company	111,800	2,052,648

		4,491,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage C&B Mid Cap Value Fund	11

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.82%
Entegris Incorporated †		182,100	$2,401,899
Linear Technology Corporation		50,300	2,029,605

			4,431,504

Materials: 9.50%

Containers & Packaging: 3.68%
Ball Corporation		25,700	1,598,540
Crown Holdings Incorporated †		91,800	4,199,850

			5,798,390

Metals & Mining: 2.43%
Reliance Steel & Aluminum Company		70,900	3,829,309

Paper & Forest Products: 3.39%
Schweitzer-Mauduit International Incorporated		155,100	5,332,338

Total Common Stocks (Cost $144,601,292)			156,535,077

	Yield
Short-Term Investments: 7.72%

Investment Companies: 7.72%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	8,169,975	8,169,975
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	3,989,331	3,989,331

Total Short-Term Investments (Cost $12,159,306)			12,159,306

Total investments in securities (Cost $156,760,598) *	107.11%	168,694,383
Other assets and liabilities, net	(7.11)	(11,192,020)

Total net assets	100.00%	$157,502,363

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $157,099,783 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,250,382
Gross unrealized losses	(13,655,782)

Net unrealized gains	$11,594,600

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $8,177,431 of securities loaned), at value (cost $144,601,292)	$156,535,077
In affiliated securities, at value (cost $12,159,306)	12,159,306

Total investments, at value (cost $156,760,598)	168,694,383
Receivable for Fund shares sold	73,788
Receivable for dividends	84,588
Receivable for securities lending income	5,614
Prepaid expenses and other assets	34,042

Total assets	168,892,415

Liabilities
Payable for investments purchased	2,879,711
Payable for Fund shares redeemed	141,059
Payable upon receipt of securities loaned	8,169,975
Management fee payable	76,110
Distribution fees payable	4,391
Administration fees payable	35,656
Accrued expenses and other liabilities	83,150

Total liabilities	11,390,052

Total net assets	$157,502,363

NET ASSETS CONSIST OF
Paid-in capital	$227,250,231
Undistributed net investment income	263,500
Accumulated net realized losses on investments	(81,945,153)
Net unrealized gains on investments	11,933,785

Total net assets	$157,502,363

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$19,861,913
Shares outstanding – Class A1	790,734
Net asset value per share – Class A	$25.12
Maximum offering price per share – Class A2	$26.65
Net assets – Class B	$109,082
Shares outstanding – Class B1	4,527
Net asset value per share – Class B	$24.10
Net assets – Class C	$6,736,744
Shares outstanding – Class C1	280,450
Net asset value per share – Class C	$24.02
Net assets – Administrator Class	$9,724,644
Shares outstanding – Administrator Class[1]	382,599
Net asset value per share – Administrator Class	$25.42
Net assets – Institutional Class	$18,228,961
Shares outstanding – Institutional Class[1]	719,280
Net asset value per share – Institutional Class	$25.34
Net assets – Investor Class	$102,841,019
Shares outstanding – Investor Class[1]	4,073,903
Net asset value per share – Investor Class	$25.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage C&B Mid Cap Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $10,042)	$2,531,786
Securities lending income, net	62,848
Income from affiliated securities	6,426

Total investment income	2,601,060

Expenses
Management fee	1,420,105
Administration fees
Class A	55,007
Class B	329
Class C	18,608
Administrator Class	13,096
Institutional Class	26,092
Investor Class	376,412
Shareholder servicing fees
Class A	55,498
Class B	331
Class C	18,773
Administrator Class	30,617
Investor Class	293,583
Distribution fees
Class B	993
Class C	56,318
Custody and accounting fees	16,780
Professional fees	40,504
Registration fees	64,601
Shareholder report expenses	44,563
Trustees’ fees and expenses	19,771
Other fees and expenses	9,364

Total expenses	2,561,345
Less: Fee waivers and/or expense reimbursements	(268,068)

Net expenses	2,293,277

Net investment income	307,783

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	21,451,778
Net change in unrealized gains (losses) on investments	(19,714,772)

Net realized and unrealized gains (losses) on investments	1,737,006

Net increase in net assets resulting from operations	$2,044,789

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income		$307,783		$454,334
Net realized gains on investments		21,451,778		24,479,648
Net change in unrealized gains (losses) on investments		(19,714,772)		(11,793,931)

Net increase in net assets resulting from operations		2,044,789		13,140,051

Distributions to shareholders from
Net investment income
Class A		(42,042)		(73,341)
Administrator Class		(21,549)		(81,051)
Institutional Class		(168,429)		(190,145)
Investor Class		(138,589)		(348,778)

Total distributions to shareholders		(370,609)		(693,315)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	72,922	1,938,440	174,168	4,405,613
Class B	307	8,000	4,480	107,700
Class C	25,429	655,305	54,969	1,340,346
Administrator Class	32,971	883,924	372,293	9,355,473
Institutional Class	316,984	8,567,375	683,926	17,392,989
Investor Class	538,848	14,534,157	829,732	21,063,218

		26,587,201		53,665,339

Reinvestment of distributions
Class A	1,632	41,628	2,955	72,492
Administrator Class	502	12,938	2,703	67,052
Institutional Class	4,856	124,658	6,054	149,526
Investor Class	5,349	137,151	14,029	345,955

		316,375		635,025

Payment for shares redeemed
Class A	(133,726)	(3,568,794)	(147,227)	(3,752,688)
Class B	(2,747)	(69,330)	(28,005)	(679,757)
Class C	(55,081)	(1,405,528)	(76,355)	(1,890,511)
Administrator Class	(153,262)	(4,133,075)	(685,800)	(17,215,898)
Institutional Class	(931,932)	(25,602,156)	(388,999)	(10,000,809)
Investor Class	(1,121,227)	(30,196,090)	(1,258,667)	(32,039,199)

		(64,974,973)		(65,578,862)

Net decrease in net assets resulting from capital share transactions		(38,071,397)		(11,278,498)

Total increase (decrease) in net assets		(36,397,217)		1,168,238

Net assets
Beginning of period		193,899,580		192,731,342

End of period		$157,502,363		$193,899,580

Undistributed net investment income		$263,500		$326,326

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.26	$23.74	$18.22	$14.06	$14.16
Net investment income	0.05 [1]	0.06	0.10 [1]	0.16	0.06
Net realized and unrealized gains (losses) on investments	(0.14)	1.55	5.60	4.10	(0.06)

Total from investment operations	(0.09)	1.61	5.70	4.26	0.00
Distributions to shareholders from
Net investment income	(0.05)	(0.09)	(0.18)	(0.10)	(0.10)
Net asset value, end of period	$25.12	$25.26	$23.74	$18.22	$14.06
Total return[2]	(0.36)%	6.78%	31.59%	30.42%	(0.10)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.35%	1.38%	1.38%	1.35%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.18%	0.24%	0.49%	0.97%	0.48%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$19,862	$21,465	$19,468	$13,466	$11,174

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.36	$22.99	$17.61	$13.60	$13.72
Net investment income (loss)	(0.15)[1]	(0.14)[1]	(0.05)[1]	0.02 [1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	(0.11)	1.51	5.43	3.99	(0.08)

Total from investment operations	(0.26)	1.37	5.38	4.01	(0.12)
Net asset value, end of period	$24.10	$24.36	$22.99	$17.61	$13.60
Total return[2]	(1.11)%	6.00%	30.55%	29.49%	(0.87)%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.10%	2.13%	2.12%	2.10%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.59)%	(0.56)%	(0.26)%	0.14%	(0.28)%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$109	$170	$701	$1,338	$2,622

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.29	$22.92	$17.60	$13.59	$13.71
Net investment income (loss)	(0.15)[1]	(0.13)[1]	(0.05)[1]	0.03 [1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	(0.12)	1.50	5.42	3.98	(0.08)

Total from investment operations	(0.27)	1.37	5.37	4.01	(0.12)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	0.00	0.00
Net asset value, end of period	$24.02	$24.29	$22.92	$17.60	$13.59
Total return[2]	(1.11)%	5.98%	30.58%	29.51%	(0.88)%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.10%	2.13%	2.13%	2.10%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.57)%	(0.52)%	(0.26)%	0.21%	(0.27)%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$6,737	$7,531	$7,598	$5,254	$4,611

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.54	$24.01	$18.42	$14.22	$14.32
Net investment income	0.06 [1]	0.07 [1]	0.11 [1]	0.17 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.13)	1.56	5.67	4.14	(0.07)

Total from investment operations	(0.07)	1.63	5.78	4.31	0.02
Distributions to shareholders from
Net investment income	(0.05)	(0.10)	(0.19)	(0.11)	(0.12)
Net asset value, end of period	$25.42	$25.54	$24.01	$18.42	$14.22
Total return	(0.30)%	6.82%	31.65%	30.44%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.19%	1.21%	1.21%	1.18%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.22%	0.26%	0.53%	1.00%	0.55%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$9,725	$12,830	$19,525	$10,636	$10,299

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.49	$23.95	$18.38	$14.19	$14.29
Net investment income	0.10	0.14	0.17 [1]	0.23	0.13
Net realized and unrealized gains (losses) on investments	(0.12)	1.55	5.64	4.11	(0.08)

Total from investment operations	(0.02)	1.69	5.81	4.34	0.05
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.24)	(0.15)	(0.15)
Net asset value, end of period	$25.34	$25.49	$23.95	$18.38	$14.19
Total return	(0.09)%[2]	7.09%	31.98%	30.80%	0.21%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.92%	0.95%	0.95%	0.92%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.47%	0.54%	0.82%	1.31%	0.76%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$18,229	$33,881	$24,628	$24,983	$22,704

[1]	Calculated based upon average shares outstanding

[2]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.38	$23.85	$18.30	$14.12	$14.22
Net investment income	0.04	0.05	0.10	0.16	0.07
Net realized and unrealized gains (losses) on investments	(0.15)	1.55	5.62	4.11	(0.09)

Total from investment operations	(0.11)	1.60	5.72	4.27	(0.02)
Distributions to shareholders from
Net investment income	(0.03)	(0.07)	(0.17)	(0.09)	(0.08)
Net asset value, end of period	$25.24	$25.38	$23.85	$18.30	$14.12
Total return	(0.43)%[1]	6.72%	31.55%	30.34%	(0.19)%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.41%	1.44%	1.45%	1.42%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.12%	0.18%	0.44%	0.91%	0.42%
Supplemental data
Portfolio turnover rate	41%	55%	48%	25%	44%
Net assets, end of period (000s omitted)	$102,841	$118,022	$120,811	$91,201	$80,622

[1]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

22	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $81,605,968 with $62,387,296 expiring in 2017; and $19,218,672 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$18,333,583	$0	$0	$18,333,583
Energy	6,193,864	0	0	6,193,864
Financials	44,840,005	0	0	44,840,005
Health care	18,618,367	0	0	18,618,367
Industrials	40,677,935	0	0	40,677,935
Information technology	12,911,286	0	0	12,911,286
Materials	14,960,037	0	0	14,960,037

Short-term investments
Investment companies	3,989,331	8,169,975	0	12,159,306
Total assets	$160,524,408	$8,169,975	$0	$168,694,383

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.70% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31. 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.15% for Administrator Class shares, 0.90% for Institutional Class shares, and 1.25% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $1,939 from the sale of Class A shares and $300 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $74,325,887 and $107,542,028, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $290 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $370,609 and $693,315 of ordinary income for the years ended September 30, 2015 and September 30, 2014, respectively.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$263,500	$11,594,600	$(81,605,968)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

26	Wells Fargo Advantage C&B Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage C&B Mid Cap Value Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $370,609 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”). The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	31

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the one- and three-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell Midcap® Value Index, for all periods under review except the first quarter of 2015.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to sector allocations and investment decisions that affected the Fund’s performance and of longer term and recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase the net operating expense ratio caps for Class A, Class B and Class C, and to convert the Investor Class shares into Class A shares. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates for the Fund were lower than or in range of the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

32	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage C&B Mid Cap Value Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237461 11-15 A228/AR228 09-15

Wells Fargo Advantage Common Stock Fund

Annual Report

September 30, 2015

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The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Common Stock Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Common Stock Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage Common Stock Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-2000	(7.40)	9.71	7.96	(1.76)	11.01	8.60	1.25	1.25
Class B (SCSKX)*	11-30-2000	(7.49)	9.91	8.02	(2.49)	10.18	8.02	2.00	2.00
Class C (STSAX)	11-30-2000	(3.49)	10.18	7.78	(2.49)	10.18	7.78	2.00	2.00
Class R6 (SCSRX)	06-28-2013	–	–	–	(1.29)	11.48	8.84	0.82	0.82
Administrator Class (SCSDX)	7-30-2010	–	–	–	(1.62)	11.19	8.69	1.17	1.11
Institutional Class (SCNSX)	7-30-2010	–	–	–	(1.38)	11.45	8.82	0.92	0.86
Investor Class (STCSX)+	12-29-1989	–	–	–	(1.80)	10.98	8.57	1.36	1.30
Russell 2500™ Index[4]	–	–	–	–	0.38	12.69	7.40	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	5

Growth of $10,000 investment[5] as of September 30, 2015

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, 0.85% for Institutional Class, and 1.29% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amount are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500® Index, for the 12-month period that ended September 30, 2015.

■	Weak results from holdings in the consumer discretionary, energy, and industrials sectors detracted from performance.

■	Favorable results from holdings in the information technology (IT), health care, and financials sectors benefited performance.

The broad U.S. stock market rose for the first three quarters of the period, hitting all-time highs in the summer of 2015, then declined sharply in a highly volatile final quarter, ending the 12-month period close to the level at which it started. A number of factors influenced the stock market. While the U.S. Federal Reserve had been expected to increase the federal funds target interest rate during the period, no action was taken as of September 30. The plummeting price of crude oil negatively affected stocks within the energy sector and nearly every commodity-related industry. China’s economy, previously a big driver of global growth, showed signs of slowing down, prompting the country’s government to devalue its currency and take steps to control China’s stock market. The U.S. dollar rose more than every major currency for most of the period. The U.S. economy remained strong, with favorable trends in unemployment, gross domestic product, wages, disposable income, housing, and inflation. In this environment and with the expectation of tighter U.S. monetary policy and higher volatility to come, we continued to seek well-positioned companies (those with good business models, strong management teams, and healthy cash flows) trading at attractive discounts to their private market values (PMVs). (The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.)

Ten largest holdings[6] (%) as of September 30, 2015
The Progressive Corporation	1.95
CNO Financial Group Incorporated	1.87
E*TRADE Financial Corporation	1.81
First Horizon National Corporation	1.80
Laboratory Corporation of America Holdings	1.77
Reinsurance Group of America Incorporated	1.75
Steelcase Incorporated Class A	1.71
Haemonetics Corporation	1.66
Harman International Industries Incorporated	1.65
Diebold Incorporated	1.56

Stock selection within the consumer discretionary and energy sectors held back Fund performance.

Overall, the Fund’s consumer discretionary holdings did not keep pace with the consumer discretionary sector within the Russell 2500 Index. In the for-profit education industry, Apollo Education Group, Inc., declined sharply for the period. The company faced a number of unfavorable regulatory and labor market trends during the period. Apollo recently delivered disappointing fiscal-year-end results; the company also exited the associate’s degree business, resulting in lowered expectations for its 2016 fiscal year. The Russell 2500 Index’s energy sector declined 54% for the period; nearly every company within it was hurt by the sharp decline in crude-oil prices. The Fund’s energy-sector holdings also experienced weak results overall, and our overweight to the sector hindered performance; notable detractors from relative results included SM Energy Company;* Superior Energy Services, Incorporated; and Southwestern Energy Company.*

Favorable stock selection drove outperformance in the IT and health care sectors relative to the Fund’s benchmark index.

The Fund’s top-performing sector, IT, benefited from positive stock selection as well as overweight positioning in the sector. A number of outperforming stocks could be found in the IT services and semiconductor industries. Global Payments Incorporated, which provides electronic payment processing services, continued to gain market share, expand margins, and buy back stock. Sabre Corporation, a technology-solutions provider to the global travel and tourism industry, benefited from overall revenue growth and increased market share in Europe. CoreLogic, Incorporated, appreciated due to a strong housing market and new product offerings for the banking and insurance industries. The Fund’s semiconductor holdings experienced growth as mobile communication devices, usage, services, and infrastructure continued to expand.

Within the health care sector, the Fund’s top performers included Thoratec Corporation; Hologic, Incorporated; and CareFusion Corporation. Thoratec rose dramatically in the period on an acquisition announcement by St. Jude Medical,

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	7

Incorporated. Hologic benefited from continued positive trends in the development, reimbursement, and adoption of its 3-D breast-imaging product. CareFusion, a health care IT company, was acquired by Becton, Dickinson and Company, adding to its portfolio of medical technologies.

Portfolio allocation[7] as of September 30, 2015

Our focus remains constant: to add value for shareholders through attractively priced high-quality Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMVs and selling stocks as they approach or exceed 80% of their PMVs.

Our process typically leads us to overweights in the IT and consumer discretionary sectors and to underweights in the financials (due to lower exposure to real estate investment trusts) and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.

Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

An improving economy and favorable investor sentiment helped broadly lift stock prices and keep multiples high over most of the 12-month period; however, events at the end of the period led the market downward and stock prices closer to the level at which they began. With the probability of rising interest rates over the near term, we believe stock investors will be more discerning going forward. In our view, companies with attractive stock prices relative to their PMVs should be brought to the forefront by our process, potentially allowing us to add value through our unique bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo Advantage Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$908.40	$5.98	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class B
Actual	$1,000.00	$905.30	$9.55	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C
Actual	$1,000.00	$905.30	$9.55	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class R6
Actual	$1,000.00	$910.58	$3.83	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$908.86	$5.26	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Class
Actual	$1,000.00	$910.06	$4.07	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$908.35	$6.17	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Common Stock Fund	9

Security name	Shares	Value

Common Stocks: 95.89%

Consumer Discretionary: 16.45%

Diversified Consumer Services: 2.05%
Apollo Education Group Incorporated †	870,785	$9,630,882
Houghton Mifflin Harcourt Company †	859,149	17,449,316

		27,080,198

Hotels, Restaurants & Leisure: 2.96%
Buffalo Wild Wings Incorporated †	53,294	10,308,658
Panera Bread Company Class A †	66,872	12,933,714
Royal Caribbean Cruises Limited	179,278	15,971,877

		39,214,249

Household Durables: 4.29%
Harman International Industries Incorporated	227,823	21,868,730
MDC Holdings Incorporated	675,794	17,692,287
Mohawk Industries Incorporated †	94,993	17,268,777

		56,829,794

Media: 2.39%
Interpublic Group of Companies Incorporated	843,436	16,134,931
Scripps Networks Interactive Incorporated Class A	316,264	15,557,026

		31,691,957

Specialty Retail: 3.24%
Tractor Supply Company	163,003	13,744,413
Urban Outfitters Incorporated †	526,526	15,469,334
Vitamin Shoppe Incorporated †	419,545	13,693,949

		42,907,696

Textiles, Apparel & Luxury Goods: 1.52%
PVH Corporation	197,512	20,134,373

Consumer Staples: 1.25%

Household Products: 1.25%
Church & Dwight Company Incorporated	197,845	16,599,196

Energy: 5.61%

Energy Equipment & Services: 1.07%
Superior Energy Services Incorporated	1,118,945	14,132,275

Oil, Gas & Consumable Fuels: 4.54%
Cimarex Energy Company	177,382	18,178,107
Concho Resources Incorporated †	122,873	12,078,416
Pioneer Natural Resources Company	139,532	16,972,672
Range Resources Corporation	400,586	12,866,822

		60,096,017

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Financials: 21.42%

Banks: 7.33%
Bank of the Ozarks Incorporated	388,551	$17,002,992
First Horizon National Corporation	1,679,596	23,816,671
MB Financial Incorporated	601,887	19,645,592
National Bank Holdings Corporation Class A	794,504	16,311,167
TCF Financial Corporation	1,335,937	20,252,805

		97,029,227

Capital Markets: 4.50%
E*TRADE Financial Corporation †	912,017	24,013,408
Evercore Partners Incorporated Class A	328,263	16,491,933
Raymond James Financial Incorporated	384,109	19,063,330

		59,568,671

Insurance: 9.59%
Arch Capital Group Limited †	271,382	19,938,436
CNO Financial Group Incorporated	1,312,781	24,693,411
Reinsurance Group of America Incorporated	256,048	23,195,388
RenaissanceRe Holdings Limited	144,424	15,355,160
The Progressive Corporation	842,295	25,807,919
Willis Group Holdings plc	437,963	17,943,344

		126,933,658

Health Care: 9.89%

Health Care Equipment & Supplies: 5.66%
Cyberonics Incorporated †	276,453	16,802,813
DENTSPLY International Incorporated	385,617	19,500,652
Haemonetics Corporation †	679,460	21,960,147
Hologic Incorporated †	427,688	16,735,431

		74,999,043

Health Care Providers & Services: 2.97%
Laboratory Corporation of America Holdings †	216,094	23,439,716
Universal Health Services Incorporated Class B	127,294	15,887,564

		39,327,280

Life Sciences Tools & Services: 1.26%
PerkinElmer Incorporated	361,732	16,625,203

Industrials: 15.27%

Aerospace & Defense: 2.18%
B/E Aerospace Incorporated	260,076	11,417,336
BWX Technologies Incorporated	663,424	17,487,857

		28,905,193

Airlines: 1.19%
United Continental Holdings Incorporated †	296,446	15,726,460

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Common Stock Fund	11

Security name	Shares	Value

Commercial Services & Supplies: 3.21%
Republic Services Incorporated	481,809	$19,850,531
Steelcase Incorporated Class A	1,226,760	22,584,652

		42,435,183

Electrical Equipment: 2.09%
Babcock & Wilcox Enterprises Incorporated †	719,943	12,095,042
Sensata Technologies Holding NV †	351,967	15,606,217

		27,701,259

Machinery: 2.22%
Allison Transmission Holdings Incorporated	643,529	17,175,789
Wabash National Corporation †	1,149,594	12,174,200

		29,349,989

Road & Rail: 2.26%
Hertz Global Holdings Incorporated †	1,000,706	16,741,811
Ryder System Incorporated	178,203	13,194,150

		29,935,961

Trading Companies & Distributors: 2.12%
GATX Corporation	396,555	17,507,903
MRC Global Incorporated †	949,149	10,583,011

		28,090,914

Information Technology: 20.94%

Electronic Equipment, Instruments & Components: 0.48%
Trimble Navigation Limited †	389,262	6,391,682

Internet Software & Services: 2.26%
Cornerstone OnDemand Incorporated †	324,045	10,693,485
HomeAway Incorporated †	724,791	19,235,953

		29,929,438

IT Services: 6.54%
Amdocs Limited	319,789	18,189,598
CoreLogic Incorporated †	524,701	19,534,618
Gartner Incorporated †	189,743	15,925,130
Global Payments Incorporated	145,872	16,735,895
Sabre Corporation	596,096	16,201,889

		86,587,130

Semiconductors & Semiconductor Equipment: 4.96%
Integrated Device Technology Incorporated †	644,671	13,086,821
Maxim Integrated Products Incorporated	604,527	20,191,202
ON Semiconductor Corporation †	1,722,129	16,188,013
Skyworks Solutions Incorporated	191,857	16,156,278

		65,622,314

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2015

Security name		Shares	Value

Software: 5.14%
Ansys Incorporated †		213,230	$18,794,092
Nuance Communications Incorporated †		1,129,306	18,486,739
Red Hat Incorporated †		275,727	19,819,257
Zendesk Incorporated †		553,796	10,915,319

			68,015,407

Technology Hardware, Storage & Peripherals: 1.56%
Diebold Incorporated		694,419	20,672,854

Materials: 5.06%

Chemicals: 1.76%
Huntsman Corporation		878,866	8,516,212
International Flavors & Fragrances Incorporated		143,675	14,835,881

			23,352,093

Containers & Packaging: 1.26%
Crown Holdings Incorporated †		364,166	16,660,595

Metals & Mining: 2.04%
Royal Gold Incorporated		174,102	8,179,312
Steel Dynamics Incorporated		1,092,222	18,764,374

			26,943,686

Total Common Stocks (Cost $1,031,674,765)			1,269,488,995

Exchange-Traded Funds: 1.33%
SPDR Dow Jones REIT ETF «		204,527	17,624,092

Total Exchange-Traded Funds (Cost $17,787,793)			17,624,092

	Yield

Short-Term Investments: 2.58%

Investment Companies: 2.58%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	10,872,275	10,872,275
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	23,318,173	23,318,173

Total Short-Term Investments (Cost $34,190,448)			34,190,448

Total investments in securities (Cost $1,083,653,006) *	99.80%	1,321,303,535
Other assets and liabilities, net	0.20	2,620,723

Total net assets	100.00%	$1,323,924,258

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,088,961,090 and unrealized gains (losses) consists of:

Gross unrealized gains	$332,616,417
Gross unrealized losses	(100,273,972)

Net unrealized gains	$232,342,445

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2015	Wells Fargo Advantage Common Stock Fund	13

Assets
Investments
In unaffiliated securities (including $163,723 of securities loaned), at value (cost $1,049,462,558)	$1,287,113,087
In affiliated securities, at value (cost $34,190,448)	34,190,448

Total investments, at value (cost $1,083,653,006)	1,321,303,535
Receivable for investments sold	19,154,328
Receivable for Fund shares sold	450,164
Receivable for dividends	879,242
Receivable for securities lending income	28,719
Prepaid expenses and other assets	53,926

Total assets	1,341,869,914

Liabilities
Payable for investments purchased	4,332,102
Payable for Fund shares redeemed	1,337,236
Payable upon receipt of securities loaned	10,872,275
Management fee payable	804,873
Distribution fees payable	16,570
Administration fees payable	285,004
Accrued expenses and other liabilities	297,596

Total liabilities	17,945,656

Total net assets	$1,323,924,258

NET ASSETS CONSIST OF
Paid-in capital	$958,543,203
Accumulated net investment loss	(1,271,083)
Accumulated net realized gains on investments	129,001,609
Net unrealized gains on investments	237,650,529

Total net assets	$1,323,924,258

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$127,731,762
Shares outstanding – Class A1	5,908,616
Net asset value per share – Class A	$21.62
Maximum offering price per share – Class A2	$22.94
Net assets – Class B	$116,385
Shares outstanding – Class B1	6,547
Net asset value per share – Class B	$17.78
Net assets – Class C	$25,668,494
Shares outstanding – Class C1	1,444,080
Net asset value per share – Class C	$17.77
Net assets – Class R6	$95,037,162
Shares outstanding – Class R6[1]	4,281,743
Net asset value per share – Class R6	$22.20
Net assets – Administrator Class	$18,050,069
Shares outstanding – Administrator Class[1]	826,464
Net asset value per share – Administrator Class	$21.84
Net assets – Institutional Class	$226,728,718
Shares outstanding – Institutional Class[1]	10,230,384
Net asset value per share – Institutional Class	$22.16
Net assets – Investor Class	$830,591,668
Shares outstanding – Investor Class[1]	37,412,819
Net asset value per share – Investor Class	$22.20

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Common Stock Fund	Statement of operations—year ended September 30, 2015

Investment income
Dividends (net of foreign withholding taxes of $4,141)	$15,911,197
Securities lending income, net	529,260
Income from affiliated securities	55,695

Total investment income	16,496,152

Expenses
Management fee	11,469,628
Administration fees
Class A	481,125
Class B	467
Class C	72,842
Class R6	29,855
Administrator Class	35,861
Institutional Class	208,500
Investor Class	3,045,832
Shareholder servicing fees
Class A	479,569
Class B	465
Class C	73,426
Administrator Class	85,330
Investor Class	2,366,309
Distribution fees
Class B	1,395
Class C	220,276
Custody and accounting fees	85,959
Professional fees	46,921
Registration fees	66,003
Shareholder report expenses	67,864
Trustees’ fees and expenses	10,257
Other fees and expenses	23,498

Total expenses	18,871,382
Less: Fee waivers and/or expense reimbursements	(518,183)

Net expenses	18,353,199

Net investment loss	(1,857,047)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	159,523,664
Net change in unrealized gains (losses) on investments	(167,912,693)

Net realized and unrealized gains (losses) on investments	(8,389,029)

Net decrease in net assets resulting from operations	$(10,246,076)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Common Stock Fund	15

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment loss		$(1,857,047)		$(3,506,640)
Net realized gains on investments		159,523,664		180,261,128
Net change in unrealized gains (losses) on investments		(167,912,693)		(21,569,457)

Net increase (decrease) in net assets resulting from operations		(10,246,076)		155,185,031

Distributions to shareholders from
Net realized gains
Class A		(31,096,050)		(23,563,784)
Class B		(33,224)		(48,358)
Class C		(3,921,593)		(2,863,640)
Class R6		(10,389,501)		(6,412,457)
Administrator Class		(4,624,038)		(3,093,791)
Institutional Class		(24,118,158)		(16,364,757)
Investor Class		(103,908,119)		(76,153,892)

Total distributions to shareholders		(178,090,683)		(128,500,679)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,110,029	26,112,093	1,906,863	47,333,361
Class B	706	13,849	1,604	34,770
Class C	109,312	2,111,040	151,598	3,204,286
Class R6	812,069	19,433,857	4,157,524	108,751,854
Administrator Class	182,887	4,316,363	960,741	24,486,805
Institutional Class	2,720,584	66,290,199	2,110,163	53,200,949
Investor Class	1,169,258	28,309,355	1,403,415	35,757,343

		146,586,756		272,769,368

Reinvestment of distributions
Class A	1,388,863	30,846,648	981,487	23,202,372
Class B	1,808	33,224	2,398	48,358
Class C	180,879	3,322,741	119,275	2,405,786
Class R6	457,284	10,389,501	266,963	6,412,457
Administrator Class	204,831	4,590,258	117,649	2,800,043
Institutional Class	1,043,559	23,678,356	681,502	16,362,862
Investor Class	4,384,158	100,002,451	3,036,465	73,573,529

		172,863,179		124,805,407

Payment for shares redeemed
Class A	(7,785,918)	(180,271,804)	(3,669,323)	(91,720,868)
Class B	(10,025)	(196,353)	(14,528)	(305,818)
Class C	(285,089)	(5,585,432)	(224,248)	(4,766,078)
Class R6	(754,917)	(18,105,595)	(658,275)	(16,801,202)
Administrator Class	(1,376,984)	(33,031,475)	(274,181)	(6,849,148)
Institutional Class	(2,385,778)	(57,674,780)	(1,910,120)	(49,279,081)
Investor Class	(5,674,483)	(137,556,202)	(4,259,222)	(108,394,726)

		(432,421,641)		(278,116,921)

Net increase (decrease) in net assets resulting from capital share transactions		(112,971,706)		119,457,854

Total increase (decrease) in net assets		(301,308,465)		146,142,206

Net assets
Beginning of period		1,625,232,723		1,479,090,517

End of period		$1,323,924,258		$1,625,232,723

Accumulated net investment loss		$(1,271,083)		$(4,912)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.79	$24.45	$21.18	$17.15	$18.20
Net investment loss	(0.04)[1]	(0.07)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.32)	2.48	4.72	5.33	(0.74)

Total from investment operations	(0.36)	2.41	4.70	5.29	(0.80)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$21.62	$24.79	$24.45	$21.18	$17.15
Total return[2]	(1.76)%	10.26%	23.72%	31.90%	(4.61)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.28%	1.30%	1.31%	1.30%
Net expenses	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment loss	(0.19)%	(0.27)%	(0.05)%	(0.16)%	(0.24)%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$127,732	$277,517	$292,806	$207,668	$153,921

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.02	$21.18	$18.67	$15.35	$16.44
Net investment loss	(0.18)[1]	(0.22)[1]	(0.15)[1]	(0.17)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	(0.25)	2.13	4.09	4.75	(0.64)

Total from investment operations	(0.43)	1.91	3.94	4.58	(0.84)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$17.78	$21.02	$21.18	$18.67	$15.35
Total return[2]	(2.49)%	9.42%	22.78%	30.87%	(5.29)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.03%	2.05%	2.05%	2.05%
Net expenses	2.00%	2.01%	2.01%	2.01%	2.01%
Net investment loss	(0.94)%	(1.03)%	(0.78)%	(0.96)%	(1.13)%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$116	$296	$521	$806	$1,655

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.02	$21.18	$18.67	$15.35	$16.44
Net investment loss	(0.18)	(0.22)[1]	(0.16)[1]	(0.16)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	(0.26)	2.13	4.10	4.74	(0.66)

Total from investment operations	(0.44)	1.91	3.94	4.58	(0.84)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$17.77	$21.02	$21.18	$18.67	$15.35
Total return[2]	(2.49)%	9.42%	22.78%	30.95%	(5.35)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.03%	2.05%	2.06%	2.05%
Net expenses	2.00%	2.01%	2.01%	2.01%	2.01%
Net investment loss	(0.93)%	(1.01)%	(0.81)%	(0.92)%	(1.01)%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$25,668	$30,245	$29,483	$20,080	$17,887

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$25.27	$24.78	$22.83
Net investment income	0.05	0.07 [2]	0.01
Net realized and unrealized gains (losses) on investments	(0.31)	2.49	1.94

Total from investment operations	(0.26)	2.56	1.95
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	0.00
Net asset value, end of period	$22.20	$25.27	$24.78
Total return[3]	(1.29)%	10.76%	8.54%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.81%
Net expenses	0.80%	0.80%	0.81%
Net investment income	0.28%	0.27%	0.18%
Supplemental data
Portfolio turnover rate	51%	38%	40%
Net assets, end of period (000s omitted)	$95,037	$95,213	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.98	$24.59	$21.26	$17.18	$18.20
Net investment income (loss)	(0.01)[1]	(0.02)[1]	0.01	0.01	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(0.32)	2.48	4.75	5.33	(0.76)

Total from investment operations	(0.33)	2.46	4.76	5.34	(0.77)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$21.84	$24.98	$24.59	$21.26	$17.18
Total return	(1.62)%	10.41%	23.92%	32.15%	(4.44)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.11%	1.10%	1.10%
Net expenses	1.10%	1.09%	1.09%	1.07%	1.09%
Net investment income (loss)	(0.03)%	(0.07)%	0.11%	0.01%	(0.05)%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$18,050	$45,364	$24,871	$19,428	$19,044

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.25	$24.77	$21.37	$17.23	$18.21
Net investment income	0.03	0.03	0.07 [1]	0.06 [1]	0.01
Net realized and unrealized gains (losses) on investments	(0.31)	2.52	4.76	5.34	(0.74)

Total from investment operations	(0.28)	2.55	4.83	5.40	(0.73)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$22.16	$25.25	$24.77	$21.37	$17.23
Total return	(1.38)%	10.72%	24.14%	32.42%	(4.22)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.87%	0.88%	0.87%
Net expenses	0.85%	0.85%	0.87%	0.88%	0.87%
Net investment income	0.24%	0.14%	0.33%	0.28%	0.29%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$226,729	$223,525	$197,453	$86,645	$16,475

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.39	$25.00	$21.64	$17.50	$18.57
Net investment loss	(0.05)	(0.08)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.33)	2.54	4.81	5.44	(0.76)

Total from investment operations	(0.38)	2.46	4.79	5.40	(0.82)
Distributions to shareholders from
Net realized gains	(2.81)	(2.07)	(1.43)	(1.26)	(0.25)
Net asset value, end of period	$22.20	$25.39	$25.00	$21.64	$17.50
Total return	(1.80)%	10.23%	23.63%	31.89%	(4.62)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.34%	1.35%	1.37%	1.36%
Net expenses	1.29%	1.29%	1.29%	1.29%	1.29%
Net investment loss	(0.21)%	(0.29)%	(0.08)%	(0.20)%	(0.29)%
Supplemental data
Portfolio turnover rate	51%	38%	40%	30%	41%
Net assets, end of period (000s omitted)	$830,592	$953,073	$933,930	$817,678	$723,711

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(1,969,225)	$590,876	$1,378,349

As of September 30, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $691,459 expiring in 2016.

As of September 30, 2015, the Fund had a qualified late-year ordinary loss of $1,267,133 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$217,858,267	$0	$0	$217,858,267
Consumer staples	16,599,196	0	0	16,599,196
Energy	74,228,292	0	0	74,228,292
Financials	283,531,556	0	0	283,531,556
Health care	130,951,526	0	0	130,951,526
Industrials	202,144,959	0	0	202,144,959
Information technology	277,218,825	0	0	277,218,825
Materials	66,956,374	0	0	66,956,374

Exchange-traded funds	17,624,092	0	0	17,624,092

Short-term investments
Investment companies	23,318,173	10,872,275	0	34,190,448
Total assets	$1,310,431,260	$10,872,275	$0	$1,321,303,535

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate

26	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, 0.85% for Institutional Class Shares, and 1.29% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 0.90% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $4,425 from the sale of Class A shares and $400 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $742,355,399 and $981,953,620, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $2,348 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$8,684,768	$4,937,404
Long-term capital gain	169,405,915	123,563,275

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$135,001,152	$232,342,445	$(1,267,133)	$(691,459)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

28	Wells Fargo Advantage Common Stock Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Common Stock Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Common Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $169,405,915 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $8,684,768 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $8,684,768 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Common Stock Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	33

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one- and three-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2500™ Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors, overall investment approach, sector allocations and investment decisions that affected the Fund’s performance and of longer term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Institutional Class, and to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than, in range of or equal to the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

34	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Common Stock Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237462 11-15 A229/AR229 09-15

Wells Fargo Advantage Discovery FundSM

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Discovery Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage Discovery Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

The Fund is closed to most new investors1.

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns2 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFDAX)	7-31-2007	(3.77)	12.09	8.30	2.09	13.42	8.94	1.20	1.20
Class C (WDSCX)	7-31-2007	0.35	12.57	8.12	1.35	12.57	8.12	1.95	1.95
Class R6 (WFDRX)	6-28-2013	–	–	–	2.53	13.88	9.36	0.77	0.77
Administrator Class (WFDDX)	4-8-2005	–	–	–	2.24	13.56	9.10	1.12	1.12
Institutional Class (WFDSX)	8-31-2006	–	–	–	2.47	13.85	9.34	0.87	0.87
Investor Class (STDIX)+	12-31-1987	–	–	–	2.04	13.34	8.87	1.31	1.28
Russell 2500™ Growth Index[5]	–	–	–	–	3.35	13.93	8.38	–	–
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	5

Growth of $10,000 investment[6] as of September 30, 2015

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]	Historical performance shown for Class A and shares prior to their inception reflects the performance of Investor Class shares and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, 0.89% for Institutional Class, and 1.28% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500 Growth Index, for the 12-month period that ended September 30, 2015.

■	Challenging stock selection in the information technology (IT) and consumer discretionary sectors more than offset effective stock selection in the materials and consumer staples sectors.

■	Despite the relative strength of the U.S. economy, macroeconomic and geopolitical uncertainties drove increased volatility in the stock markets, causing periods when investors inconsistently rewarded companies delivering strong earnings growth.

Although mixed U.S. economic data worried investors at times during the period, the data overall pointed to a continuing U.S. economic recovery. Most other countries could not match the pace of U.S. economic improvement, and many continued to face slowing growth; as a result, U.S. stocks remained a more attractive investment to us. In recent years, frequent periods of heightened macroeconomic or geopolitical concerns—combined with the resultant investor risk aversion—at times caused investors to inconsistently reward companies delivering strong earnings growth. Nevertheless, we continue to adhere to our disciplined investment process through all market environments and to invest the Fund in companies that in our view either dominate their respective markets, establish new markets through innovation, or are undergoing dynamic change. Our investment style leads to a portfolio that varies from the benchmark in both composition and return. Under certain market conditions, our investment style can go out of favor, which occasionally occurred during the reporting period.

Ten largest holdings[7] (%) as of September 30, 2015
ServiceMaster Global Holdings Incorporated	2.36
Jarden Corporation	2.22
Wabtec Corporation	2.20
SEI Investments Company	2.15
Carlisle Companies Incorporated	2.06
Tyler Technologies Incorporated	2.03
CoStar Group Incorporated	2.03
Euronet Worldwide Incorporated	1.99
Alere Incorporated	1.76
Vantiv Incorporated Class A	1.75

Stock selection in the consumer discretionary sector detracted the most from Fund performance.

Our original investment thesis for Polaris Industries Incorporated centered on sustainable growth from a family of power-sports products benefiting from increased consumer demand for large-ticket durables, innovative new products, and expanding international demand. We also believed internal cost initiatives and improving scale in motorcycles from the company’s previous acquisition of the Indian Motorcycle brand could drive margin leverage over time. While our revenue thesis played out through the end of 2014 and into 2015, with solid sales in key growth markets, first-quarter 2015 results showed stagnant market share in Polaris’ core off-road vehicle segment due to competitors’ increased promotional efforts, which led Polaris to increase promotional spending. Foreign exchange headwinds further pressured the company’s margins. These factors raised concern for us, and we sold the stock in favor of companies with greater earnings visibility.

While the IT sector contains some of the most innovative U.S. companies, these types of firms tend to have premium valuations that can suffer during periods of heightened volatility, which was the case at times during the reporting period. Several holdings in the internet software and services industry displayed weakness—especially Yelp Incorporated, which declined significantly; after the company reported decelerating growth trends, investors questioned its longer-term profitability potential. Shutterstock Incorporated also declined, despite reporting strong quarterly results, as investor concern mounted regarding increased competition and the negative effect of a strengthening U.S. dollar on international sales. Based on their disappointing results, both Yelp and Shutterstock were sold from the Fund during the reporting period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	7

Sector distribution[8] as of September 30, 2015

Stock selection in the materials and consumer staples sectors benefited performance.

Although the materials sector typically offers few companies that are a fit for our true-growth style, Vulcan Materials Company—a provider of raw materials for asphalt and cement construction—proved beneficial to Fund performance. Vulcan’s stock rose as investors began appreciating strength in the company’s end markets, including nonresidential construction and infrastructure improvements. Within the consumer staples sector, beer and wine manufacturer Constellation Brands, Incorporated, outperformed, reflecting both a strengthening U.S. consumer and revenue and cost synergies from the company’s acquisition of the U.S. beer business of Grupo Modelo S.A.B. de C.V.

Our outlook for growth stocks remains strong despite some near-term volatility.

Turbulent markets have prompted us to seek higher certainty in Fund positioning. To this end, we use market weakness as an opportunity to upgrade portfolio quality. We believe companies with true organic growth should command a scarcity premium when global growth is weak and are selectively adding to positions with secular growth outlooks—companies we believe have strong catalysts that can help them power through a variety of market environments. These types of companies can be vulnerable to changing market sentiment because they command premium valuations at times; however, we believe the likelihood they could deliver long-term superior earnings growth serves as a floor to their valuation multiples. Common themes evident in the companies we seek include e-commerce, cloud computing, network security, credit card and payment processing, and biotechnology. Based on our experience, we believe these stocks potentially can provide long-term compounding of earnings growth that can be a foundation during volatile markets. We also are adding positions in select companies benefiting from the U.S. economic recovery; we remain believers in U.S. consumers, who are benefiting from a confluence of factors, including an improving job market, modest wage gains, falling inflation, and rising home values.

These remain challenging times for stock investors. Growth is scarce, and investor sentiment shifts rapidly in a market structure that empowers short-term trading and speculation. What have not changed, however, are the fundamentals of companies with innovative products, strong business models, and free cash flow. These fundamentals, which remain the driving factor to long-term excess returns, have been at the heart of our investment process for more than two decades and will remain our key areas of focus going forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$910.67	$5.80	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Class C
Actual	$1,000.00	$907.46	$9.37	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Class R6
Actual	$1,000.00	$912.66	$3.64	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85	0.76%
Administrator Class
Actual	$1,000.00	$911.40	$5.22	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52	1.09%
Institutional Class
Actual	$1,000.00	$912.28	$4.03	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26	0.84%
Investor Class
Actual	$1,000.00	$910.27	$6.13	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Discovery Fund	9

Security name	Shares	Value

Common Stocks: 97.68%

Consumer Discretionary: 25.64%

Auto Components: 1.32%
Gentherm Incorporated †	936,834	$42,082,583

Diversified Consumer Services: 4.00%
Bright Horizons Family Solutions Incorporated †	812,956	52,224,293
ServiceMaster Global Holdings Incorporated †	2,237,178	75,057,322

		127,281,615

Hotels, Restaurants & Leisure: 5.08%
Aramark	1,485,200	44,021,328
Dave & Buster Entertainment Incorporated †	1,210,475	45,792,269
Domino’s Pizza Incorporated	248,073	26,769,557
Vail Resorts Incorporated	430,920	45,108,706

		161,691,860

Household Durables: 3.12%
Harman International Industries Incorporated	300,800	28,873,792
Jarden Corporation †	1,443,590	70,562,679

		99,436,471

Internet & Catalog Retail: 0.53%
Vipshop Holdings Limited ADR †	1,006,310	16,906,008

Leisure Products: 1.02%
Brunswick Corporation	676,600	32,402,374

Media: 1.59%
Cinemark Holdings Incorporated	1,562,651	50,770,531

Specialty Retail: 6.41%
Caleres Incorporated	1,154,240	35,238,947
Lithia Motors Incorporated Class A	495,818	53,602,884
The Men’s Wearhouse Incorporated	869,000	36,949,880
The Michaels Companies Incorporated †	1,453,771	33,582,110
ULTA Salon, Cosmetics and Fragrance Incorporated †	272,900	44,578,215

		203,952,036

Textiles, Apparel & Luxury Goods: 2.57%
Columbia Sportswear Company	726,591	42,716,285
lululemon athletica Incorporated †«	771,086	39,055,506

		81,771,791

Consumer Staples: 1.30%

Beverages: 1.30%
Constellation Brands Incorporated Class A	329,957	41,313,916

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Energy: 1.25%

Oil, Gas & Consumable Fuels: 1.25%
Diamondback Energy Incorporated †	616,365	$39,817,179

Financials: 4.41%

Capital Markets: 4.41%
Evercore Partners Incorporated Class A	686,000	34,464,640
Raymond James Financial Incorporated	752,160	37,329,701
SEI Investments Company	1,418,799	68,428,676

		140,223,017

Health Care: 18.70%

Biotechnology: 7.01%
Alnylam Pharmaceuticals Incorporated †	329,663	26,491,719
AMAG Pharmaceuticals Incorporated †	700,847	27,844,651
bluebird bio Incorporated †	170,400	14,577,720
Cepheid Incorporated †	955,810	43,202,612
Clovis Oncology Incorporated †	350,600	32,241,176
Insys Therapeutics Incorporation †«	459,200	13,068,832
Medivation Incorporated †	724,830	30,805,275
Novavax Incorporated †	1,754,948	12,407,482
Ultragenyx Pharmaceutical Incorporated †	232,100	22,353,551

		222,993,018

Health Care Equipment & Supplies: 6.35%
Alere Incorporated †	1,165,571	56,122,244
Align Technology Incorporated †	959,020	54,433,975
DexCom Incorporated †	610,773	52,440,970
The Cooper Companies Incorporated	262,194	39,030,199

		202,027,388

Health Care Providers & Services: 4.76%
Community Health Systems Incorporated †	810,500	34,665,085
Envision Healthcare Holdings Incorporated †	1,497,468	55,091,848
HealthEquity Incorporated †	441,441	13,044,582
VCA Incorporated †	926,713	48,791,439

		151,592,954

Pharmaceuticals: 0.58%
GW Pharmaceuticals plc †«	159,161	14,542,541
Intersect ENT Incorporated †	169,356	3,962,930

		18,505,471

Industrials: 17.53%

Aerospace & Defense: 2.32%
Huntington Ingalls Industries Incorporated	333,300	35,713,095

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Discovery Fund	11

Security name	Shares	Value

Aerospace & Defense (continued)
TASER International Incorporated †«	1,738,700	$38,294,868

		74,007,963

Airlines: 0.89%
Spirit Airlines Incorporated †	602,718	28,508,561

Building Products: 3.04%
A.O. Smith Corporation	690,900	45,039,771
Allegion plc	896,600	51,697,956

		96,737,727

Electrical Equipment: 1.50%
Acuity Brands Incorporated	272,092	47,773,913

Industrial Conglomerates: 2.06%
Carlisle Companies Incorporated	749,979	65,533,165

Machinery: 3.91%
Proto Labs Incorporated †«	309,764	20,754,188
WABCO Holdings Incorporated †	319,700	33,514,151
Wabtec Corporation	796,015	70,089,121

		124,357,460

Road & Rail: 1.36%
Old Dominion Freight Line Incorporated †	710,199	43,322,139

Trading Companies & Distributors: 2.45%
Air Lease Corporation	1,077,600	33,319,392
HD Supply Holdings Incorporated †	1,558,077	44,592,164

		77,911,556

Information Technology: 24.40%

Electronic Equipment, Instruments & Components: 0.91%
Cognex Corporation	844,590	29,028,558

Internet Software & Services: 2.03%
CoStar Group Incorporated †	373,107	64,569,897

IT Services: 7.62%
Black Knight Financial Services Incorporated Class A †	801,025	26,073,364
EPAM Systems Incorporated †	730,847	54,462,718
Euronet Worldwide Incorporated †	854,450	63,306,201
Vantiv Incorporated Class A †	1,240,885	55,740,554
WEX Incorporated †	493,900	42,890,276

		242,473,113

Semiconductors & Semiconductor Equipment: 1.14%
Ambarella Incorporated †«	430,700	24,890,153

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2015

Security name		Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cavium Incorporated †		13,356	$810,188
Tower Semiconductor Limited †«		825,869	10,628,934

			36,329,275

Software: 12.70%
CyberArk Software Limited †«		844,644	42,350,450
Fleetmatics Group plc †		752,765	36,953,235
Guidewire Software Incorporated †		860,166	45,227,528
Imperva Incorporated †		472,266	30,923,978
Paycom Software Incorporated †		1,387,663	49,830,978
Splunk Incorporated †		902,000	49,925,700
Tableau Software Incorporated Class A †		536,890	42,833,084
Take-Two Interactive Software Incorporated †		1,448,500	41,615,405
Tyler Technologies Incorporated †		433,067	64,661,234

			404,321,592

Materials: 2.83%

Chemicals: 1.55%
Axalta Coating Systems Limited †		1,955,496	49,552,269

Construction Materials: 1.28%
Vulcan Materials Company		456,000	40,675,200

Telecommunication Services: 1.62%

Diversified Telecommunication Services: 1.62%
Zayo Group Holdings Incorporated †		2,031,800	51,526,448

Total Common Stocks (Cost $2,864,710,229)			3,109,397,048

	Yield

Short-Term Investments: 7.11%

Investment Companies: 7.11%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	155,369,825	155,369,825
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	71,077,614	71,077,614

Total Short-Term Investments (Cost $226,447,439)			226,447,439

Total investments in securities (Cost $3,091,157,668) *	104.79%	3,335,844,487
Other assets and liabilities, net	(4.79)	(152,461,861)

Total net assets	100.00%	$3,183,382,626

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Discovery Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $3,098,065,001 and unrealized gains (losses) consists of:

Gross unrealized gains	$438,104,261
Gross unrealized losses	(200,324,775)

Net unrealized gains	$237,779,486

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Discovery Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $154,878,944 of securities loaned), at value (cost $2,864,710,229)	$3,109,397,048
In affiliated securities, at value (cost $226,447,439)	226,447,439

Total investments, at value (cost $3,091,157,668)	3,335,844,487
Cash	89,660
Receivable for investments sold	32,631,448
Receivable for Fund shares sold	2,909,831
Receivable for dividends	268,727
Receivable for securities lending income	214,848
Prepaid expenses and other assets	100,079

Total assets	3,372,059,080

Liabilities
Payable for investments purchased	27,838,314
Payable for Fund shares redeemed	2,666,497
Payable upon receipt of securities loaned	155,369,825
Management fee payable	1,961,619
Distribution fee payable	43,910
Administration fees payable	450,222
Accrued expenses and other liabilities	346,067

Total liabilities	188,676,454

Total net assets	$3,183,382,626

NET ASSETS CONSIST OF
Paid-in capital	$2,703,408,023
Accumulated net investment loss	(15,952,398)
Accumulated net realized gains on investments	251,240,182
Net unrealized gains on investments	244,686,819

Total net assets	$3,183,382,626

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$294,661,447
Shares outstanding – Class A1	9,668,134
Net asset value per share – Class A	$30.48
Maximum offering price per share – Class A2	$32.34
Net assets – Class C	$66,772,295
Shares outstanding – Class C1	2,364,826
Net asset value per share – Class C	$28.24
Net assets – Class R6	$273,940,804
Shares outstanding – Class R6[1]	8,538,962
Net asset value per share – Class R6	$32.08
Net assets – Administrator Class	$575,567,922
Shares outstanding – Administrator Class[1]	18,467,427
Net asset value per share – Administrator Class	$31.17
Net assets – Institutional Class	$1,436,125,394
Shares outstanding – Institutional Class[1]	44,829,173
Net asset value per share – Institutional Class	$32.04
Net assets – Investor Class	$536,314,764
Shares outstanding – Investor Class[1]	17,741,572
Net asset value per share – Investor Class	$30.23

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage Discovery Fund	15

Investment income
Dividends	$17,552,454
Securities lending income, net	1,890,464
Income from affiliated securities	61,213

Total investment income	19,504,131

Expenses
Management fee	24,555,814
Administration fees
Class A	829,849
Class C	198,681
Class R6	79,506
Administrator Class	720,440
Institutional Class	1,391,152
Investor Class	1,942,706
Shareholder servicing fees
Class A	837,932
Class C	200,186
Administrator Class	1,669,347
Investor Class	1,512,797
Distribution fee
Class C	600,559
Custody and accounting fees	186,742
Professional fees	48,304
Registration fees	220,956
Shareholder report expenses	160,720
Trustees’ fees and expenses	12,319
Other fees and expenses	48,367

Total expenses	35,216,377
Less: Fee waivers and/or expense reimbursements	(185,433)

Net expenses	35,030,944

Net investment loss	(15,526,813)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	275,982,733
Net change in unrealized gains (losses) on investments	(179,089,579)

Net realized and unrealized gains (losses) on investments	96,893,154

Net increase in net assets resulting from operations	$81,366,341

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Discovery Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment loss		$(15,526,813)		$(24,674,953)
Net realized gains on investments		275,982,733		251,309,104
Net change in unrealized gains (losses) on investments		(179,089,579)		(163,265,630)

Net increase in net assets resulting from operations		81,366,341		63,368,521

Distributions to shareholders from
Net realized gains
Class A		(25,776,649)		(18,511,657)
Class C		(6,863,393)		(3,908,122)
Class R6		(17,262,427)		(229,375)
Administrator Class		(50,657,190)		(43,636,565)
Institutional Class		(106,198,751)		(67,126,218)
Investor Class		(47,364,646)		(44,953,612)

Total distributions to shareholders		(254,123,056)		(178,365,549)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,233,465	73,592,537	7,194,353	239,880,930
Class C	138,248	4,164,875	1,622,065	51,372,776
Class R6	2,308,430	80,634,658	6,927,824	238,614,217
Administrator Class	3,535,503	118,624,154	9,555,255	322,630,260
Institutional Class	9,758,577	338,209,673	21,122,614	729,415,487
Investor Class	1,282,386	42,218,844	6,373,102	212,464,614

		657,444,741		1,794,378,284

Reinvestment of distributions
Class A	794,342	24,513,393	538,849	17,583,098
Class C	192,115	5,525,235	96,590	2,976,900
Class R6	533,450	17,262,427	6,756	229,375
Administrator Class	1,597,396	50,349,928	1,265,085	42,051,507
Institutional Class	3,201,342	103,499,406	1,949,307	66,159,461
Investor Class	1,517,879	46,477,457	1,369,482	44,412,550

		247,627,846		173,412,891

Payment for shares redeemed
Class A	(3,720,446)	(122,265,640)	(4,521,227)	(147,714,590)
Class C	(750,393)	(22,961,276)	(467,017)	(14,485,281)
Class R6	(845,623)	(29,124,505)	(392,681)	(13,289,526)
Administrator Class	(7,503,991)	(251,365,044)	(9,001,522)	(300,190,618)
Institutional Class	(9,499,972)	(326,555,506)	(10,163,663)	(348,731,781)
Investor Class	(4,251,475)	(138,396,041)	(7,579,456)	(245,701,164)

		(890,668,012)		(1,070,112,960)

Net increase in net assets resulting from capital share transactions		14,404,575		897,678,215

Total increase (decrease) in net assets		(158,352,140)		782,681,187

Net assets
Beginning of period		3,341,734,766		2,559,053,579

End of period		$3,183,382,626		$3,341,734,766

Accumulated net investment loss		$(15,952,398)		$(12,579,383)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.35	$33.50	$26.89	$21.20	$20.71
Net investment loss	(0.24)	(0.30)	(0.08)[1]	(0.14)[1]	(0.21)[1]
Net realized and unrealized gains (losses) on investments	0.96	1.36	8.14	6.82	0.70

Total from investment operations	0.72	1.06	8.06	6.68	0.49
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	(1.45)	(0.99)	0.00
Net asset value, end of period	$30.48	$32.35	$33.50	$26.89	$21.20
Total return[2]	2.09%	3.15%	31.86%	32.05%	2.37%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.25%	1.27%	1.29%	1.34%
Net expenses	1.21%	1.22%	1.22%	1.22%	1.30%
Net investment loss	(0.64)%	(0.95)%	(0.29)%	(0.53)%	(0.86)%
Supplemental data
Portfolio turnover rate	87%	84%	86%	104%	111%
Net assets, end of period (000s omitted)	$294,661	$335,221	$239,506	$114,882	$41,507

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.37	$31.81	$25.79	$20.51	$20.19
Net investment loss	(0.43)[1]	(0.35)	(0.30)[1]	(0.31)[1]	(0.38)[1]
Net realized and unrealized gains (losses) on investments	0.89	1.12	7.77	6.58	0.70

Total from investment operations	0.46	0.77	7.47	6.27	0.32
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	(1.45)	(0.99)	0.00
Net asset value, end of period	$28.24	$30.37	$31.81	$25.79	$20.51
Total return[2]	1.35%	2.33%	30.89%	31.10%	1.59%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.00%	2.02%	2.04%	2.09%
Net expenses	1.96%	1.97%	1.97%	1.97%	2.07%
Net investment loss	(1.39)%	(1.70)%	(1.08)%	(1.28)%	(1.62)%
Supplemental data
Portfolio turnover rate	87%	84%	86%	104%	111%
Net assets, end of period (000s omitted)	$66,772	$84,585	$48,768	$16,803	$5,205

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$33.78	$34.73	$31.03
Net investment income (loss)	(0.07)	(0.17)	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.96	1.43	3.68

Total from investment operations	0.89	1.26	3.70
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	0.00
Net asset value, end of period	$32.08	$33.78	$34.73
Total return[3]	2.53%	3.60%	11.96%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.77%
Net expenses	0.76%	0.77%	0.77%
Net investment income (loss)	(0.21)%	(0.45)%	0.30%
Supplemental data
Portfolio turnover rate	87%	84%	86%
Net assets, end of period (000s omitted)	$273,941	$221,043	$28

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.99	$34.08	$27.30	$21.50	$20.96
Net investment loss	(0.20)	(0.27)[1]	(0.04)	(0.12)[1]	(0.20)
Net realized and unrealized gains (losses) on investments	0.97	1.39	8.27	6.91	0.74

Total from investment operations	0.77	1.12	8.23	6.79	0.54
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	(1.45)	(0.99)	0.00
Net asset value, end of period	$31.17	$32.99	$34.08	$27.30	$21.50
Total return	2.24%	3.25%	32.01%	32.12%	2.58%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.08%	1.10%	1.13%	1.17%
Net expenses	1.09%	1.08%	1.10%	1.13%	1.15%
Net investment loss	(0.52)%	(0.81)%	(0.13)%	(0.45)%	(0.70)%
Supplemental data
Portfolio turnover rate	87%	84%	86%	104%	111%
Net assets, end of period (000s omitted)	$575,568	$687,537	$648,228	$478,673	$203,820

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	21

(For a share outstanding throughout each period

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.76	$34.74	$27.73	$21.76	$21.17
Net investment income (loss)	(0.09)	(0.20)	0.01	(0.07)	(0.14)
Net realized and unrealized gains (losses) on investments	0.96	1.43	8.45	7.03	0.73

Total from investment operations	0.87	1.23	8.46	6.96	0.59
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	(1.45)	(0.99)	0.00
Net asset value, end of period	$32.04	$33.76	$34.74	$27.73	$21.76
Total return	2.47%	3.51%	32.36%	32.53%	2.79%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.84%	0.86%	0.91%
Net expenses	0.82%	0.82%	0.84%	0.86%	0.90%
Net investment income (loss)	(0.26)%	(0.54)%	0.11%	(0.19)%	(0.45)%
Supplemental data
Portfolio turnover rate	87%	84%	86%	104%	111%
Net assets, end of period (000s omitted)	$1,436,125	$1,396,603	$988,615	$524,506	$274,039

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.13	$33.31	$26.76	$21.12	$20.64
Net investment loss	(0.28)	(0.33)[1]	(0.09)[1]	(0.15)[1]	(0.24)
Net realized and unrealized gains (losses) on investments	0.97	1.36	8.09	6.78	0.72

Total from investment operations	0.69	1.03	8.00	6.63	0.48
Distributions to shareholders from
Net realized gains	(2.59)	(2.21)	(1.45)	(0.99)	0.00
Net asset value, end of period	$30.23	$32.13	$33.31	$26.76	$21.12
Total return	2.04%	3.04%	31.78%	31.93%	2.33%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.30%	1.32%	1.36%	1.40%
Net expenses	1.28%	1.28%	1.28%	1.29%	1.37%
Net investment loss	(0.71)%	(1.01)%	(0.30)%	(0.61)%	(0.93)%
Supplemental data
Portfolio turnover rate	87%	84%	86%	104%	111%
Net assets, end of period (000s omitted)	$536,315	$616,746	$633,908	$459,028	$279,715

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

24	Wells Fargo Advantage Discovery Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(12,071,091)	$12,153,798	$(82,707)

As of September 30, 2015, the Fund had a qualified late-year ordinary loss of $15,951,990 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$816,295,269	$0	$0	$816,295,269
Consumer staples	41,313,916	0	0	41,313,916
Energy	39,817,179	0	0	39,817,179
Financials	140,223,017	0	0	140,223,017
Health care	595,118,831	0	0	595,118,831
Industrials	558,152,484	0	0	558,152,484
Information technology	776,722,435	0	0	776,722,435
Materials	90,227,469	0	0	90,227,469
Telecommunication services	51,526,448	0	0	51,526,448

Short-term investments
Investment companies	71,077,614	155,369,825	0	226,447,439
Total assets	$3,180,474,662	$155,369,825	$0	$3,335,844,487

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate

26	Wells Fargo Advantage Discovery Fund	Notes to financial statements

administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, 0.89% for Institutional Class shares, and 1.28% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2015, Funds Distributor received $7,603 from the sale of Class A shares and $678 in contingent deferred sales charges from redemptions Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $2,944,734,556 and $3,258,618,908, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $4,998 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$0	$62,752,815
Long-term capital gain	254,123,056	115,612,734

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$258,147,512	$237,779,486	$(15,951,990)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

28	Wells Fargo Advantage Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Discovery Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $254,123,056 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Discovery Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	33

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except for the five- and ten-year periods. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 2500™ Growth Index, for all periods under review except the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance, and of longer term recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and

34	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Discovery Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237463 11-15 A230/AR230 09-15

Wells Fargo Advantage Enterprise FundSM

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Enterprise Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Enterprise Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage Enterprise Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-2000	(6.37)	10.08	6.17	(0.67)	11.39	6.80	1.24	1.18
Class B (WENBX)*	8-26-2011	(6.38)	10.30	6.45	(1.38)	10.57	6.45	1.99	1.93
Class C (WENCX)	3-31-2008	(2.41)	10.57	6.02	(1.41)	10.57	6.02	1.99	1.93
Class R6 (WENRX)	10-31-2014	–	–	–	(0.28)	11.78	7.26	0.81	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	(0.46)	11.51	6.99	1.16	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	(0.32)	11.77	7.25	0.91	0.85
Investor Class (SENTX)+	9-30-1998	–	–	–	(0.72)	11.32	6.71	1.35	1.24
Russell Midcap® Growth Index[4]	–	–	–	–	1.45	13.58	8.09	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	5

Growth of $10,000 investment[5] as of September 30, 2015

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12-month period that ended September 30, 2015.

■	Challenging stock selection in the health care and telecommunication services sectors more than offset effective stock selection in the materials and financials sectors.

■	Despite the relative strength of the U.S. economy, macroeconomic and geopolitical uncertainties drove increased volatility in the stock markets, causing periods when investors inconsistently rewarded companies delivering strong earnings growth.

Although mixed U.S. economic data worried investors at times during the period, the data overall pointed to a continuing U.S. economic recovery. Most other countries could not match the pace of U.S. economic improvement, and many continued to face slowing growth; as a result, U.S. stocks remained a more attractive investment to us. In recent years, frequent periods of heightened macroeconomic or geopolitical concerns—combined with the resultant investor risk aversion—at times caused investors to inconsistently reward companies delivering strong earnings growth. Nevertheless, we continue to adhere to our disciplined investment process through all market environments and to invest the Fund in companies that in our view either dominate their respective markets, establish new markets through innovation, or are undergoing dynamic change. Our investment style leads to a portfolio that varies from the benchmark in both composition and return. Under certain market conditions, our investment style can go out of favor, which occasionally occurred during the reporting period.

Ten largest holdings[6] (%) as of September 30, 2015
SBA Communications Corporation Class A	2.65
McGraw Hill Financial Incorporated	2.38
Constellation Brands Incorporated Class A	2.38
ServiceMaster Global Holdings Incorporated	2.27
Carlisle Companies Incorporated	2.08
Intercontinental Exchange Incorporated	2.04
Akamai Technologies Incorporated	2.01
Jarden Corporation	1.98
Alliance Data Systems Corporation	1.97
Wabtec Corporation	1.97

Stock selection in the health care sector detracted the most from Fund performance; selection in telecommunication services also held back results.

Salix Pharmaceuticals, Limited, a gastroenterology-focused specialty pharmaceutical company, hindered results due primarily to management’s reduction in its forward-guidance expectations, citing an unexpected increase in inventory within the wholesaler channel. Despite a positive outlook for approval of new indications for Salix’s existing drugs, this reduction in visibility of end-market demand and management’s ability to forecast it led us to conclude our thesis was at risk; consistent with our sell discipline, we exited the position. Within the telecommunication services sector, shares of Level 3 Communications, Incorporated, declined following quarterly results that did not meet investor expectations and the company’s poor communication of a salesforce reorganization. Level 3 should enjoy synergies and salesforce productivity improvements from its acquisition of Time Warner Telecom LLC. However, with the increased uncertainty regarding when these benefits may be realized, we sold the position in the stock.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	7

Sector distribution[7] as of September 30, 2015

Stock selection in the materials and financials sectors aided performance.

Although the materials sector typically offers few companies that are a fit for our true-growth style, Vulcan Materials Company—a provider of raw materials for asphalt and cement construction—proved beneficial to Fund performance. Vulcan’s stock rose as investors began appreciating strength in the company’s end markets, including nonresidential construction and infrastructure improvements. Within the financials sector, shares of SEI Investments Company advanced as the company continued to execute on its private bank–focused platform. Over the past several years, SEI developed a new back-office processing solution for trust banks that integrates and streamlines the recordkeeping process; this innovative platform has been well received in the market, and the company announced it is actively discussing potential conversions with multiple large banks.

Our outlook for growth stocks remains strong despite some near-term volatility.

Turbulent markets have prompted us to seek higher certainty in Fund positioning. To this end, we use market weakness as an opportunity to upgrade portfolio quality. We believe companies with true organic growth should command a scarcity premium when global growth is weak and are selectively adding to positions with secular growth outlooks—companies we believe have strong catalysts that can help them power through a variety of market environments. These types of companies can be vulnerable to changing market sentiment because they command premium valuations at times; however, we believe the likelihood they could deliver long-term superior earnings growth serves as a floor to their valuation multiples. Common themes evident in the companies we seek include e-commerce, cloud computing, network security, credit card and payment processing, and biotechnology. Based on our experience, we believe these stocks potentially can provide long-term compounding of earnings growth that can be a foundation during volatile markets. We also are adding positions in select companies benefiting from the U.S. economic recovery; we remain believers in U.S. consumers, who are benefiting from a confluence of factors, including an improving job market, modest wage gains, falling inflation, and rising home values.

These remain challenging times for stock investors. Growth is scarce, and investor sentiment shifts rapidly in a market structure that empowers short-term trading and speculation. What have not changed, however, are the fundamentals of companies with innovative products, strong business models, and free cash flow. These fundamentals, which remain the driving factor to long-term excess returns, have been at the heart of our investment process for more than two decades and will remain our key areas of focus going forward.

Please see footnotes on page 5.

8	Wells Fargo Advantage Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$897.02	$5.61	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Class B
Actual	$1,000.00	$893.89	$9.16	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class C
Actual	$1,000.00	$893.68	$9.16	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class R6
Actual	$1,000.00	$898.70	$3.81	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$898.19	$5.14	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Institutional Class
Actual	$1,000.00	$898.48	$4.05	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$896.73	$5.90	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28	1.24%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Enterprise Fund	9

Security name	Shares	Value

Common Stocks: 98.52%

Consumer Discretionary: 26.21%

Auto Components: 1.85%
Delphi Automotive plc	159,485	$12,127,239

Automobiles: 0.54%
Tesla Motors Incorporated «†	14,200	3,527,280

Diversified Consumer Services: 2.27%
ServiceMaster Global Holdings Incorporated †	443,198	14,869,293

Hotels, Restaurants & Leisure: 8.07%
Aramark	269,859	7,998,621
Chipotle Mexican Grill Incorporated †	12,720	9,161,580
Dave & Buster Entertainment Incorporated †	228,700	8,651,721
Hilton Worldwide Holdings Incorporated	468,020	10,736,379
Norwegian Cruise Line Holdings Limited †	149,500	8,566,350
Vail Resorts Incorporated	73,035	7,645,304

		52,759,955

Household Durables: 3.03%
Harman International Industries Incorporated	71,700	6,882,483
Jarden Corporation †	264,900	12,948,312

		19,830,795

Media: 2.51%
Cinemark Holdings Incorporated	305,000	9,909,450
Liberty Global plc Class C †	157,842	6,474,679

		16,384,129

Specialty Retail: 4.36%
Lithia Motors Incorporated Class A	77,200	8,346,092
O’Reilly Automotive Incorporated †	22,900	5,679,853
The Men’s Wearhouse Incorporated	159,900	6,798,948
ULTA Salon, Cosmetics and Fragrance Incorporated †	47,200	7,710,120

		28,535,013

Textiles, Apparel & Luxury Goods: 3.58%
Columbia Sportswear Company	142,981	8,405,853
lululemon athletica Incorporated «†	131,697	6,670,453
Under Armour Incorporated Class A †	85,760	8,299,853

		23,376,159

Consumer Staples: 3.76%

Beverages: 2.38%
Constellation Brands Incorporated Class A	124,200	15,551,082

Food & Staples Retailing: 1.38%
The Kroger Company	250,800	9,046,356

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Energy: 0.71%

Oil, Gas & Consumable Fuels: 0.71%
Diamondback Energy Incorporated †	72,300	$4,670,580

Financials: 9.19%

Capital Markets: 2.99%
Raymond James Financial Incorporated	157,100	7,796,873
SEI Investments Company	244,300	11,782,589

		19,579,462

Diversified Financial Services: 4.42%
Intercontinental Exchange Incorporated	56,805	13,348,607
McGraw Hill Financial Incorporated	180,041	15,573,547

		28,922,154

Real Estate Management & Development: 1.78%
CBRE Group Incorporated Class A †	363,315	11,626,080

Health Care: 14.93%

Biotechnology: 3.51%
BioMarin Pharmaceutical Incorporated †	87,693	9,235,827
Incyte Corporation †	83,900	9,256,687
Vertex Pharmaceuticals Incorporated †	42,500	4,425,950

		22,918,464

Health Care Equipment & Supplies: 4.63%
Alere Incorporated †	235,939	11,360,463
Align Technology Incorporated †	145,200	8,241,552
Edwards Lifesciences Corporation †	75,300	10,705,401

		30,307,416

Health Care Providers & Services: 3.60%
Community Health Systems Incorporated †	116,000	4,961,320
Envision Healthcare Holdings Incorporated †	248,422	9,139,445
VCA Incorporated †	179,700	9,461,205

		23,561,970

Pharmaceuticals: 3.19%
Endo International plc †	122,300	8,472,944
Zoetis Incorporated	301,100	12,399,298

		20,872,242

Industrials: 15.84%

Aerospace & Defense: 2.15%
Huntington Ingalls Industries Incorporated	60,100	6,439,715
TASER International Incorporated «†	346,500	7,631,663

		14,071,378

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Enterprise Fund	11

Security name	Shares	Value

Airlines: 1.37%
Delta Air Lines Incorporated	199,000	$8,929,130

Building Products: 1.58%
Allegion plc	174,300	10,050,138
Builders FirstSource Incorporated †	24,138	306,070

		10,356,208

Electrical Equipment: 1.18%
Acuity Brands Incorporated	44,100	7,743,078

Industrial Conglomerates: 2.08%
Carlisle Companies Incorporated	155,933	13,625,426

Machinery: 2.92%
WABCO Holdings Incorporated †	59,200	6,205,936
Wabtec Corporation	146,300	12,881,715

		19,087,651

Professional Services: 1.95%
Verisk Analytics Incorporated Class A †	172,500	12,749,475

Road & Rail: 1.30%
Old Dominion Freight Line Incorporated †	138,800	8,466,800

Trading Companies & Distributors: 1.31%
HD Supply Holdings Incorporated †	299,801	8,580,305

Information Technology: 21.01%

Communications Equipment: 1.41%
Palo Alto Networks Incorporated †	53,691	9,234,852

Electronic Equipment, Instruments & Components: 0.86%
Cognex Corporation	163,900	5,633,243

Internet Software & Services: 5.45%
Akamai Technologies Incorporated †	190,700	13,169,742
CoStar Group Incorporated †	74,163	12,834,649
LinkedIn Corporation Class A †	50,800	9,658,604

		35,662,995

IT Services: 4.63%
Alliance Data Systems Corporation †	49,850	12,910,153
EPAM Systems Incorporated †	101,319	7,550,292
Vantiv Incorporated Class A †	217,981	9,791,707

		30,252,152

Semiconductors & Semiconductor Equipment: 1.51%
Ambarella Incorporated «†	67,100	3,877,709
Avago Technologies Limited	48,000	6,000,480

		9,878,189

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2015

Security name		Shares	Value

Software: 7.15%
CyberArk Software Limited †		67,500	$3,384,450
Electronic Arts Incorporated †		176,200	11,937,550
Paycom Software Incorporated †		98,879	3,550,745
ServiceNow Incorporated †		163,450	11,351,603
Tableau Software Incorporated Class A †		105,700	8,432,746
Workday Incorporated Class A †		117,100	8,063,506

			46,720,600

Materials: 2.66%

Chemicals: 1.49%
Axalta Coating Systems Limited †		384,402	9,740,747

Construction Materials: 1.17%
Vulcan Materials Company		85,400	7,617,680

Telecommunication Services: 4.21%

Diversified Telecommunication Services: 1.56%
Zayo Group Holdings Incorporated †		401,600	10,184,572

Wireless Telecommunication Services: 2.65%
SBA Communications Corporation Class A †		165,280	17,311,427

Total Common Stocks (Cost $588,190,188)			644,311,577

	Yield
Short-Term Investments: 4.35%

Investment Companies: 4.35%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	21,401,650	21,401,650
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	7,070,842	7,070,842

Total Short-Term Investments (Cost $28,472,492)			28,472,492

Total investments in securities (Cost $616,662,680) *	102.87%	672,784,069
Other assets and liabilities, net	(2.87)	(18,801,390)

Total net assets	100.00%	$653,982,679

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $617,567,830 and unrealized gains (losses) consists of:

Gross unrealized gains	$90,374,632
Gross unrealized losses	(35,158,393)

Net unrealized gains	$55,216,239

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2015	Wells Fargo Advantage Enterprise Fund	13

Assets
Investments
In unaffiliated securities (including $21,301,679 of securities loaned), at value (cost $588,190,188)	$644,311,577
In affiliated securities, at value (cost $28,472,492)	28,472,492

Total investments, at value (cost $616,662,680)	672,784,069
Cash	17,680
Receivable for investments sold	17,718,059
Receivable for Fund shares sold	771,890
Receivable for dividends	28,709
Receivable for securities lending income	22,853
Prepaid expenses and other assets	107,095

Total assets	691,450,355

Liabilities
Payable for investments purchased	14,539,620
Payable for Fund shares redeemed	822,310
Payable upon receipt of securities loaned	21,401,650
Management fee payable	360,743
Distribution fees payable	6,704
Administration fees payable	130,403
Accrued expenses and other liabilities	206,246

Total liabilities	37,467,676

Total net assets	$653,982,679

NET ASSETS CONSIST OF
Paid-in capital	$552,463,951
Accumulated net investment loss	(4,295,244)
Accumulated net realized gains on investments	49,692,583
Net unrealized gains on investments	56,121,389

Total net assets	$653,982,679

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$370,743,497
Shares outstanding – Class A1	8,847,571
Net asset value per share – Class A	$41.90
Maximum offering price per share – Class A2	$44.46
Net assets – Class B	$886,429
Shares outstanding – Class B1	22,878
Net asset value per share – Class B	$38.75
Net assets – Class C	$9,398,541
Shares outstanding – Class C1	242,515
Net asset value per share – Class C	$38.75
Net assets – Class R6	$24,041
Shares outstanding – Class R6[1]	536
Net asset value per share – Class R6	$44.89
Net assets – Administrator Class	$3,542,463
Shares outstanding – Administrator Class[1]	81,281
Net asset value per share – Administrator Class	$43.58
Net assets – Institutional Class	$87,278,660
Shares outstanding – Institutional Class[1]	1,944,987
Net asset value per share – Institutional Class	$44.87
Net assets – Investor Class	$182,109,048
Shares outstanding – Investor Class[1]	4,424,037
Net asset value per share – Investor Class	$41.16

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Enterprise Fund	Statement of operations—year ended September 30, 2015

Investment income
Dividends (net of foreign withholding taxes of $2,895)	$4,273,212
Securities lending income, net	68,761
Income from affiliated securities	5,428

Total investment income	4,347,401

Expenses
Management fee	5,588,329
Administration fees
Class A	1,048,319
Class B	3,197
Class C	25,374
Class R6	7 [1]
Administrator Class	39,819
Institutional Class	71,857
Investor Class	652,046
Shareholder servicing fees
Class A	1,057,862
Class B	3,199
Class C	25,650
Administrator Class	76,298
Investor Class	508,840
Distribution fees
Class B	9,598
Class C	76,948
Custody and accounting fees	49,425
Professional fees	43,008
Registration fees	122,099
Shareholder report expenses	97,356
Trustees’ fees and expenses	21,905
Other fees and expenses	19,324

Total expenses	9,540,460
Less: Fee waivers and/or expense reimbursements	(736,583)

Net expenses	8,803,877

Net investment loss	(4,456,476)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	60,042,406
Net change in unrealized gains (losses) on investments	(53,364,165)

Net realized and unrealized gains (losses) on investments	6,678,241

Net increase in net assets resulting from operations	$2,221,765

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Enterprise Fund	15

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment loss		$(4,456,476)		$(6,533,393)
Net realized gains on investments		60,042,406		112,335,438
Net change in unrealized gains (losses) on investments		(53,364,165)		(67,208,817)

Net increase in net assets resulting from operations		2,221,765		38,593,228

Distributions to shareholders from
Net realized gains
Class A		(50,757,257)		(35,681,689)
Class B		(181,113)		(211,712)
Class C		(1,277,712)		(778,785)
Class R6		(2,811)[1]		N/A
Administrator Class		(5,027,746)		(1,012,394)
Institutional Class		(8,785,678)		(6,714,365)
Investor Class		(24,434,273)		(17,198,764)

Total distributions to shareholders		(90,466,590)		(61,597,709)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	125,100	5,768,841	287,962	13,896,895
Class B	115	5,022	1,507	69,241
Class C	29,071	1,259,547	50,976	2,361,005
Class R6	475 [1]	25,000 [1]	N/A	N/A
Administrator Class	127,718	6,003,464	880,332	44,626,697
Institutional Class	876,223	41,657,557	355,524	18,623,743
Investor Class	229,245	10,496,364	204,862	9,916,261

		65,215,795		89,493,842

Reinvestment of distributions
Class A	1,085,457	47,076,276	689,941	32,861,871
Class B	4,370	176,274	4,480	201,822
Class C	30,217	1,219,238	16,106	725,586
Class R6	61 [1]	2,811 [1]	N/A	N/A
Administrator Class	111,310	5,012,290	15,743	774,411
Institutional Class	126,526	5,860,663	79,143	3,981,687
Investor Class	557,032	23,740,725	356,862	16,751,082

		83,088,277		55,296,459

Payment for shares redeemed
Class A	(1,083,157)	(49,981,902)	(894,749)	(43,816,066)
Class B	(17,274)	(754,198)	(28,086)	(1,302,951)
Class C	(31,076)	(1,334,211)	(32,725)	(1,502,681)
Administrator Class	(1,061,267)	(49,413,536)	(189,422)	(9,521,181)
Institutional Class	(570,369)	(28,005,911)	(478,070)	(24,984,493)
Investor Class	(559,225)	(25,524,047)	(509,391)	(24,457,262)

		(155,013,805)		(105,584,634)

Net increase (decrease) in net assets resulting from capital share transactions		(6,709,733)		39,205,667

Total increase (decrease) in net assets		(94,954,558)		16,201,186

Net assets
Beginning of period		748,937,237		732,736,051

End of period		$653,982,679		$748,937,237

Accumulated net investment loss		$(4,295,244)		$(4,115,510)

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$47.93	$49.54	$37.67	$29.10	$30.21
Net investment income (loss)	(0.29)	(0.43)[1]	0.01 [1]	(0.18)	(0.17)[1]
Net realized and unrealized gains (losses) on investments	0.18	3.00	11.86	8.75	(0.94)

Total from investment operations	(0.11)	2.57	11.87	8.57	(1.11)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$41.90	$47.93	$49.54	$37.67	$29.10
Total return[2]	(0.67)%	5.27%	31.55%	29.46%	(3.71)%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.29%	1.30%	1.29%	1.34%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.60)%	(0.87)%	0.01%	(0.49)%	(0.51)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$370,743	$417,971	$427,860	$359,068	$307,735

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$45.06	$47.14	$36.11	$28.10	$29.17
Net investment loss	(0.58)[2]	(0.76)[2]	(0.27)[2]	(0.42)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	0.19	2.86	11.30	8.43	(1.03)

Total from investment operations	(0.39)	2.10	11.03	8.01	(1.07)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$38.75	$45.06	$47.14	$36.11	$28.10
Total return[3]	(1.38)%	4.46%	30.55%	28.51%	(3.67)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.04%	2.05%	2.04%	2.09%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.34)%	(1.63)%	(0.68)%	(1.25)%	(1.26)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$886	$1,607	$2,723	$3,235	$4,695

[1]	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.07	$47.14	$36.11	$28.10	$29.39
Net investment loss	(0.59)[1]	(0.75)[1]	(0.29)[1]	(0.42)[1]	(0.44)[1]
Net realized and unrealized gains (losses) on investments	0.19	2.86	11.32	8.43	(0.85)

Total from investment operations	(0.40)	2.11	11.03	8.01	(1.29)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$38.75	$45.07	$47.14	$36.11	$28.10
Total return[2]	(1.41)%	4.49%	30.55%	28.51%	(4.39)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.04%	2.05%	2.04%	2.09%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.97%
Net investment loss	(1.36)%	(1.62)%	(0.72)%	(1.24)%	(1.35)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$9,399	$9,658	$8,483	$7,508	$6,428

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	19

(For a share outstanding throughout the period)

CLASS R6	Period ended September 30, 2015[1]
Net asset value, beginning of period	$52.65
Net investment loss	(0.08)
Net realized and unrealized gains (losses) on investments	(1.76)

Total from investment operations	(1.84)
Distributions to shareholders from
Net realized gains	(5.92)
Net asset value, end of period	$44.89
Total return[2]	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.81%
Net expenses	0.80%
Net investment loss	(0.19)%
Supplemental data
Portfolio turnover rate	101%
Net assets, end of period (000s omitted)	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.54	$51.03	$38.77	$29.93	$31.03
Net investment income (loss)	(0.23)[1]	(0.37)[1]	0.02 [1]	(0.16)[1]	(0.24)
Net realized and unrealized gains (losses) on investments	0.19	3.06	12.24	9.00	(0.86)

Total from investment operations	(0.04)	2.69	12.26	8.84	(1.10)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$43.58	$49.54	$51.03	$38.77	$29.93
Total return	(0.46)%	5.33%	31.62%	29.54%	(3.54)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.12%	1.13%	1.12%	1.17%
Net expenses	1.07%	1.09%	1.11%	1.12%	1.15%
Net investment income (loss)	(0.47)%	(0.74)%	0.05%	(0.46)%	(0.62)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$3,542	$44,760	$10,046	$6,757	$22,811

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$50.77	$52.07	$39.46	$30.38	$31.42
Net investment income (loss)	(0.13)[1]	(0.28)[1]	0.18 [1]	(0.06)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	0.15	3.16	12.43	9.14	(0.91)

Total from investment operations	0.02	2.88	12.61	9.08	(1.04)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$44.87	$50.77	$52.07	$39.46	$30.38
Total return	(0.32)%	5.61%	31.96%	29.89%	(3.31)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.86%	0.87%	0.86%	0.90%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.89%
Net investment income (loss)	(0.27)%	(0.54)%	0.41%	(0.17)%	(0.37)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$87,279	$76,790	$81,021	$93,367	$121,618

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$47.21	$48.88	$37.19	$28.75	$29.87
Net investment loss	(0.30)[1]	(0.45)	(0.02)[1]	(0.19)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	0.17	2.96	11.71	8.63	(0.83)

Total from investment operations	(0.13)	2.51	11.69	8.44	(1.12)
Distributions to shareholders from
Net realized gains	(5.92)	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$41.16	$47.21	$48.88	$37.19	$28.75
Total return	(0.72)%	5.21%	31.43%	29.36%	(3.75)%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.35%	1.36%	1.36%	1.40%
Net expenses	1.24%	1.24%	1.24%	1.25%	1.36%
Net investment loss	(0.67)%	(0.93)%	(0.05)%	(0.56)%	(0.84)%
Supplemental data
Portfolio turnover rate	101%	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$182,109	$198,152	$202,602	$169,111	$144,883

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(4,276,742)	$4,276,742

As of September 30, 2015, the Fund had a qualified late-year ordinary loss of $4,272,398 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	25

hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$171,409,863	$0	$0	$171,409,863
Consumer staples	24,597,438	0	0	24,597,438
Energy	4,670,580	0	0	4,670,580
Financials	60,127,696	0	0	60,127,696
Health care	97,660,092	0	0	97,660,092
Industrials	103,609,451	0	0	103,609,451
Information technology	137,382,031	0	0	137,382,031
Materials	17,358,427	0	0	17,358,427
Telecommunication services	27,495,999	0	0	27,495,999

Short-term investments
Investment companies	7,070,842	21,401,650	0	28,472,492
Total assets	$651,382,419	$21,401,650	$0	$672,784,069

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.70% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

26	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, 0.85% for Institutional Class shares, and 1.24% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $6,417 from the sale of Class A shares and $21 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $745,689,596 and $849,657,554, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	27

in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $1,120 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$0	$9,333,410
Long-term capital gain	90,466,590	52,264,299

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$50,597,733	$55,216,239	$(4,272,398)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

28	Wells Fargo Advantage Enterprise Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Enterprise Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Enterprise Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $90,466,590 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Enterprise Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	33

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except for the one- and three-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell Midcap® Growth Index, for all periods under review except the first quarter of 2015.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance, and of longer term and recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

34	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Enterprise Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237464 11-15 A231/AR231 09-15

Wells Fargo Advantage Opportunity FundSM

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Opportunity Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms;

stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage Opportunity Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term of capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-2000	(7.88)	8.24	5.46	(2.27)	9.53	6.09	1.22	1.22
Class B (SOPBX)*	8-26-2011	(7.98)	8.43	5.50	(2.98)	8.72	5.50	1.97	1.97
Class C (WFOPX)	3-31-2008	(4.01)	8.72	5.30	(3.01)	8.72	5.30	1.97	1.97
Administrator Class (WOFDX)	8-30-2002	–	–	–	(2.04)	9.79	6.35	1.14	1.01
Institutional Class (WOFNX)	7-30-2010	–	–	–	(1.81)	10.05	6.47	0.89	0.76
Investor Class (SOPFX)+	12-31-1985	–	–	–	(2.30)	9.47	6.03	1.33	1.24
Russell 3000® Index[4]	–	–	–	–	(0.49)	13.28	6.92	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	5

Growth of $10,000 investment[5] as of September 30, 2015

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.00% for Administrator class, 0.75% for Institutional Class, and 1.23% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2015.

■	Stock selection in the consumer discretionary and industrials sectors detracted the most from performance.

■	Stock selection added significant value in the information technology (IT) sector and, to a lesser extent, in the financials sector.

The broad U.S. stock market rose for the first three quarters of the period, hitting all-time highs in the summer of 2015, then declined sharply in a highly volatile final quarter, ending the 12-month period close to the level at which it started. A number of factors influenced the stock market. While the U.S. Federal Reserve had been expected to increase the federal funds target interest rate during the period, no action was taken as of September 30. The plummeting price of crude oil negatively affected stocks within the energy sector and nearly every commodity-related industry. China’s economy, previously a big driver of global growth, showed signs of slowing down, prompting the country’s government to devalue its currency and take steps to control China’s stock market. The U.S. dollar rose more than every major currency for most of the period. The U.S. economy remained strong, with favorable trends in employment, gross domestic product, wages, disposable income, housing, and inflation. In this environment and with the expectation of tighter U.S. monetary policy and higher volatility to come, we continued to seek well-positioned companies (those with good business models, strong management teams, and healthy cash flows) trading at attractive discounts to their private market values (PMVs). (The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.)

Ten largest holdings[6] (%) as of September 30, 2015
Apple Incorporated	2.50
Alphabet Incorporated Class C	2.24
Medtronic plc	2.15
American International Group Incorporated	2.09
Bio-Rad Laboratories Incorporated Class A	2.03
ACE Limited	1.77
PNC Financial Services Group Incorporated	1.77
The Progressive Corporation	1.73
Citigroup Incorporated	1.61
Comcast Corporation Class A	1.57

Stock selection within the consumer discretionary and industrials sectors held back Fund performance.

Overall, the Fund’s holdings in the consumer discretionary sector did not keep pace with the consumer discretionary sector within the Russell 3000 Index. In the for-profit education industry, Apollo Education Group, Inc., declined sharply for the period. The company faced a number of unfavorable regulatory and labor market trends during the period. Apollo recently delivered disappointing fiscal-year-end results; the company also exited the associate’s degree business, resulting in lowered expectations for its 2016 fiscal year. In the industrials sector, the road and rail and the aerospace and defense industries underperformed. Lower demand for commodities negatively affected the rail industry, including Canadian Pacific Railway Limited. Also, Hertz Global Holdings, Incorporated, declined due to uncertainty caused by management turnover and missed regulatory financial filings.

Fund performance benefited from positive stock selection in multiple sectors.

The Fund’s top-performing sector, IT, benefited from positive stock selection as well as overweight positioning in the sector. A number of outperforming stocks could be found in the IT services and semiconductor industries. Global Payments Incorporated, which provides electronic payment processing services, continued to gain market share, expand margins, and buy back stock. The Fund’s semiconductor holdings benefited from merger and acquisition (M&A) activity and from continued expansion in mobile communication devices, usage, services, and infrastructure. Avago Technologies Limited’s acquisitions of Broadcom Corporation and LSI Corporation were accretive to earnings, and the Fund also benefited from its position in semiconductor firm Altera Corporation, which was acquired by Intel Corporation during the period. M&A activity proved beneficial as well in the materials sector, where Cytec Industries Incorporated, a specialty-materials and chemicals company for the aerospace and other industries, agreed to be acquired by Solvay SA. In the insurance industry, First American Financial Corporation rose in tandem with an improving housing market and increasing margins. Also, The Progressive Corporation benefited from a rise in auto insurance premiums and effective advertising that ultimately helped its bottom line. Select Fund holdings in the consumer staples sector, including The Kroger Company and Church & Dwight Company, Incorporated, benefited from increased consumer spending within its U.S. client base.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	7

Sector distribution[7] as of September 30, 2015

Our focus remains constant: to add value for shareholders through attractively priced, high-quality Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMVs and selling stocks as they approach or exceed 80% of their PMVs.

Our process typically leads us to overweights in the IT and consumer discretionary sectors and to underweights in the financials (due to lower exposure to real estate investment trusts) and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

An improving economy and favorable investor sentiment helped broadly lift stock prices and keep multiples high over most of the 12-month period; however, events at the end of the period led the market downward and stock prices closer to the level at which they began. With the probability of rising interest rates over the near term, we believe stock investors will be more discerning going forward. In our view, companies with attractive stock prices relative to their PMVs should be brought to the forefront by our process, potentially allowing us to add value through our unique bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo Advantage Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 9-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$899.38	$5.76	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Class B
Actual	$1,000.00	$896.16	$9.32	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Class C
Actual	$1,000.00	$895.97	$9.32	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Administrator Class
Actual	$1,000.00	$900.59	$4.76	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$901.48	$3.58	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Investor Class
Actual	$1,000.00	$899.27	$5.86	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23	1.23%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 98.87%

Consumer Discretionary: 18.00%

Auto Components: 1.48%
Johnson Controls Incorporated	608,170	$25,153,911

Diversified Consumer Services: 0.65%
Apollo Education Group Incorporated †	1,006,111	11,127,588

Hotels, Restaurants & Leisure: 2.56%
Carnival Corporation	401,671	19,963,049
McDonald’s Corporation	240,312	23,677,941

		43,640,990

Household Durables: 1.35%
Harman International Industries Incorporated	239,726	23,011,299

Media: 5.01%
Comcast Corporation Class A	467,504	26,759,929
Discovery Communications Incorporated Class C †	658,157	15,986,634
Omnicom Group Incorporated	286,178	18,859,130
Twenty First Century Fox Incorporated Class B	870,618	23,567,629

		85,173,322

Multiline Retail: 3.50%
Macy’s Incorporated	322,797	16,565,942
Nordstrom Incorporated	294,558	21,122,754
Target Corporation	277,345	21,815,958

		59,504,654

Specialty Retail: 2.17%
Dick’s Sporting Goods Incorporated	378,351	18,769,993
Lowe’s Companies Incorporated	262,627	18,100,253

		36,870,246

Textiles, Apparel & Luxury Goods: 1.28%
Ralph Lauren Corporation	183,787	21,716,272

Consumer Staples: 7.19%

Food & Staples Retailing: 1.18%
The Kroger Company	555,255	20,028,048

Food Products: 3.52%
General Mills Incorporated	286,557	16,084,444
Mead Johnson Nutrition Company	295,787	20,823,405
The Hershey Company	250,651	23,029,814

		59,937,663

Household Products: 1.14%
Church & Dwight Company Incorporated	230,540	19,342,306

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Personal Products: 1.35%
The Estee Lauder Companies Incorporated Class A	285,811	$23,059,231

Energy: 7.98%

Energy Equipment & Services: 3.01%
Cameron International Corporation †	229,493	14,072,511
Schlumberger Limited	283,812	19,574,514
Weatherford International plc †	2,063,808	17,501,092

		51,148,117

Oil, Gas & Consumable Fuels: 4.97%
Cimarex Energy Company	218,099	22,350,786
EOG Resources Incorporated	333,600	24,286,080
Newfield Exploration Company †	683,604	22,490,572
Southwestern Energy Company †	1,222,608	15,514,896

		84,642,334

Financials: 16.79%

Banks: 6.17%
Citigroup Incorporated	552,602	27,414,585
KeyCorp	1,889,710	24,585,127
PNC Financial Services Group Incorporated	336,737	30,036,940
Regions Financial Corporation	2,541,321	22,897,302

		104,933,954

Capital Markets: 2.47%
Invesco Limited	672,405	20,999,208
TD Ameritrade Holding Corporation	663,727	21,133,068

		42,132,276

Insurance: 6.60%
ACE Limited	291,295	30,119,903
American International Group Incorporated	625,416	35,536,137
First American Financial Corporation	438,631	17,137,313
The Progressive Corporation	960,103	29,417,556

		112,210,909

REITs: 1.55%
American Tower Corporation	299,691	26,366,814

Health Care: 11.06%

Health Care Equipment & Supplies: 3.08%
Medtronic plc	545,951	36,545,960
Zimmer Holdings Incorporated	168,025	15,782,588

		52,328,548

Health Care Providers & Services: 0.83%
Patterson Companies Incorporated	325,312	14,069,744

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Opportunity Fund	11

Security name	Shares	Value

Life Sciences Tools & Services: 4.38%
Agilent Technologies Incorporated	525,236	$18,031,352
Bio-Rad Laboratories Incorporated Class A †	257,615	34,600,271
Thermo Fisher Scientific Incorporated	179,511	21,950,605

		74,582,228

Pharmaceuticals: 2.77%
Merck & Company Incorporated	438,868	21,675,691
Novartis AG ADR	276,189	25,387,293

		47,062,984

Industrials: 12.70%

Aerospace & Defense: 2.92%
B/E Aerospace Incorporated	318,276	13,972,316
BWX Technologies Incorporated	655,550	17,280,298
United Technologies Corporation	205,964	18,328,736

		49,581,350

Airlines: 1.15%
United Continental Holdings Incorporated †	369,447	19,599,163

Commercial Services & Supplies: 2.59%
Republic Services Incorporated	576,667	23,758,680
Tyco International plc	603,967	20,208,736

		43,967,416

Electrical Equipment: 1.80%
Babcock & Wilcox Enterprises Incorporated †	803,713	13,502,378
Regal-Beloit Corporation	303,200	17,115,640

		30,618,018

Professional Services: 1.34%
Towers Watson & Company Class A	194,073	22,780,289

Road & Rail: 2.90%
Canadian Pacific Railway Limited	70,779	10,161,741
Hertz Global Holdings Incorporated †	1,230,500	20,586,265
J.B. Hunt Transport Services Incorporated	261,081	18,641,183

		49,389,189

Information Technology: 20.82%

Electronic Equipment, Instruments & Components: 2.58%
Amphenol Corporation Class A	412,470	21,019,471
TE Connectivity Limited	381,343	22,838,632

		43,858,103

Internet Software & Services: 2.24%
Alphabet Incorporated Class C †	62,652	38,118,730

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2015

Security name		Shares	Value

IT Services: 3.66%
Alliance Data Systems Corporation †		94,703	$24,526,183
Cognizant Technology Solutions Corporation Class A †		272,098	17,036,056
Global Payments Incorporated		180,565	20,716,222

			62,278,461

Semiconductors & Semiconductor Equipment: 3.46%
ARM Holdings plc		1,142,497	16,414,497
Avago Technologies Limited		187,483	23,437,250
ON Semiconductor Corporation †		2,016,712	18,957,093

			58,808,840

Software: 6.38%
Check Point Software Technologies Limited †«		300,862	23,867,382
Citrix Systems Incorporated †		303,598	21,033,269
Oracle Corporation		550,817	19,895,510
Red Hat Incorporated †		341,204	24,525,744
Salesforce.com Incorporated †		277,020	19,233,499

			108,555,404

Technology Hardware, Storage & Peripherals: 2.50%
Apple Incorporated		384,936	42,458,441

Materials: 4.33%

Chemicals: 2.21%
PPG Industries Incorporated		200,779	17,606,311
Praxair Incorporated		196,209	19,985,849

			37,592,160

Containers & Packaging: 1.10%
Crown Holdings Incorporated †		407,279	18,633,014

Metals & Mining: 1.02%
Steel Dynamics Incorporated		1,012,607	17,396,588

Total Common Stocks (Cost $1,344,565,819)			1,681,678,604

	Yield
Short-Term Investments: 2.77%

Investment Companies: 2.77%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	23,006,900	23,006,900
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	24,116,741	24,116,741

Total Short-Term Investments (Cost $47,123,641)			47,123,641

Total investments in securities (Cost $1,391,689,460) *	101.64%	1,728,802,245
Other assets and liabilities, net	(1.64)	(27,976,121)

Total net assets	100.00%	$1,700,826,124

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Opportunity Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,401,288,234 and unrealized gains (losses) consists of:

Gross unrealized gains	$416,140,970
Gross unrealized losses	(88,626,959)

Net unrealized gains	$327,514,011

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Opportunity Fund	Statement of assets and liabilities—September 30, 2015

Assets
Investments
In unaffiliated securities (including $22,672,514 of securities loaned), at value (cost $1,344,565,819)	$1,681,678,604
In affiliated securities, at value (cost $47,123,641)	47,123,641

Total investments, at value (cost $1,391,689,460)	1,728,802,245
Receivable for Fund shares sold	140,447
Receivable for dividends	2,473,246
Receivable for securities lending income	1,849
Prepaid expenses and other assets	68,660

Total assets	1,731,486,447

Liabilities
Payable for Fund shares redeemed	5,685,736
Payable upon receipt of securities loaned	23,006,900
Management fee payable	939,923
Distribution fees payable	25,965
Administration fees payable	381,776
Accrued expenses and other liabilities	620,023

Total liabilities	30,660,323

Total net assets	$1,700,826,124

NET ASSETS CONSIST OF
Paid-in capital	$1,129,072,662
Undistributed net investment income	24,803,981
Accumulated net realized gains on investments	209,837,172
Net unrealized gains on investments	337,112,309

Total net assets	$1,700,826,124

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$390,153,838
Shares outstanding – Class A1	8,999,133
Net asset value per share – Class A	$43.35
Maximum offering price per share – Class A2	$45.99
Net assets – Class B	$3,558,638
Shares outstanding – Class B1	85,548
Net asset value per share – Class B	$41.60
Net assets – Class C	$37,196,120
Shares outstanding – Class C1	894,042
Net asset value per share – Class C	$41.60
Net assets – Administrator Class	$223,280,804
Shares outstanding – Administrator Class[1]	4,842,806
Net asset value per share – Administrator Class	$46.11
Net assets – Institutional Class	$11,905,589
Shares outstanding – Institutional Class[1]	254,614
Net asset value per share – Institutional Class	$46.76
Net assets – Investor Class	$1,034,731,135
Shares outstanding – Investor Class[1]	23,318,401
Net asset value per share – Investor Class	$44.37

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2015	Wells Fargo Advantage Opportunity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $126,540)	$48,318,449
Income from affiliated securities	36,293
Securities lending income, net	23,447

Total investment income	48,378,189

Expenses
Management fee	13,833,141
Administration fees
Class A	1,096,387
Class B	12,661
Class C	105,409
Administrator Class	271,190
Institutional Class	19,406
Investor Class	3,706,411
Shareholder servicing fees
Class A	1,105,075
Class B	12,661
Class C	106,232
Administrator Class	632,159
Investor Class	2,894,415
Distribution fees
Class B	37,983
Class C	318,696
Custody and accounting fees	97,999
Professional fees	47,465
Registration fees	60,039
Shareholder report expenses	157,487
Trustees’ fees and expenses	2,168
Other fees and expenses	28,557

Total expenses	24,545,541
Less: Fee waivers and/or expense reimbursements	(1,101,763)

Net expenses	23,443,778

Net investment income	24,934,411

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	221,473,940
Net change in unrealized gains (losses) on investments	(257,879,486)

Net realized and unrealized gains (losses) on investments	(36,405,546)

Net decrease in net assets resulting from operations	$(11,471,135)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Opportunity Fund	Statement of changes in net assets

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income (loss)		$24,934,411		$(2,954,606)
Net realized gains on investments		221,473,940		205,518,589
Net change in unrealized gains (losses) on investments		(257,879,486)		54,060,891

Net increase (decrease) in net assets resulting from operations		(11,471,135)		256,624,874

Distributions to shareholders from
Net realized gains
Class A		(46,799,012)		(27,911,632)
Class B		(617,936)		(558,187)
Class C		(4,663,792)		(2,837,875)
Administrator Class		(25,429,048)		(15,349,123)
Institutional Class		(2,498,291)		(975,990)
Investor Class		(119,041,800)		(69,491,598)

Total distributions to shareholders		(199,049,879)		(117,124,405)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	160,357	7,615,018	201,825	9,694,873
Class B	46	2,206	386	19,149
Class C	19,132	863,333	17,900	841,189
Administrator Class	127,668	6,594,713	178,209	9,063,496
Institutional Class	270,104	13,636,292	353,517	18,588,366
Investor Class	472,972	22,990,522	445,121	22,019,130

		51,702,084		60,226,203

Reinvestment of distributions
Class A	998,030	45,340,511	590,219	27,067,521
Class B	13,977	612,904	12,223	547,196
Class C	97,150	4,260,996	57,486	2,574,239
Administrator Class	497,170	23,978,499	297,637	14,369,886
Institutional Class	46,857	2,287,085	20,045	975,990
Investor Class	2,493,408	115,943,517	1,444,831	67,704,787

		192,423,512		113,239,619

Payment for shares redeemed
Class A	(1,094,612)	(56,454,349)	(1,183,365)	(57,478,700)
Class B	(59,795)	(2,828,077)	(80,536)	(3,797,215)
Class C	(114,995)	(5,685,281)	(137,010)	(6,485,555)
Administrator Class	(624,551)	(33,952,919)	(730,685)	(37,488,128)
Institutional Class	(617,715)	(31,505,421)	(105,359)	(5,489,013)
Investor Class	(2,321,853)	(124,633,589)	(2,334,126)	(115,474,402)

		(255,059,636)		(226,213,013)

Net decrease in net assets resulting from capital share transactions		(10,934,040)		(52,747,191)

Total increase (decrease) in net assets		(221,455,054)		86,753,278

Net assets
Beginning of period		1,922,281,178		1,835,527,900

End of period		$1,700,826,124		$1,922,281,178

Undistributed (accumulated) net investment income (loss)		$24,803,981		$(130,577)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.56	$46.23	$38.99	$32.08	$34.08
Net investment income (loss)	0.64	(0.07)	(0.04)	(0.03)	0.06 [1]
Net realized and unrealized gains (losses) on investments	(1.52)	6.46	8.80	6.94	(2.06)

Total from investment operations	(0.88)	6.39	8.76	6.91	(2.00)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$43.35	$49.56	$46.23	$38.99	$32.08
Total return[2]	(2.27)%	14.35%	23.31%	21.54%	(5.87)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.26%	1.26%	1.25%	1.27%
Net expenses	1.22%	1.22%	1.23%	1.25%	1.25%
Net investment income (loss)	1.30%	(0.13)%	(0.08)%	(0.08)%	0.15%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$390,154	$442,840	$431,201	$399,828	$394,194

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$48.09	$45.27	$38.49	$31.91	$33.61
Net investment income (loss)	0.30 [2]	(0.43)[2]	(0.35)[2]	(0.31)[2]	(0.01)
Net realized and unrealized gains (losses) on investments	(1.46)	6.31	8.65	6.89	(1.69)

Total from investment operations	(1.16)	5.88	8.30	6.58	(1.70)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$41.60	$48.09	$45.27	$38.49	$31.91
Total return[3]	(2.98)%	13.48%	22.39%	20.62%	(5.06)%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.01%	2.00%	2.02%
Net expenses	1.97%	1.97%	1.98%	2.00%	2.00%
Net investment income (loss)	0.64%	(0.90)%	(0.83)%	(0.83)%	(0.45)%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$3,559	$6,316	$9,020	$11,743	$16,154

[1]	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$48.10	$45.27	$38.49	$31.91	$34.15
Net investment income (loss)	0.26	(0.42)[1]	(0.35)[1]	(0.31)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	(1.43)	6.31	8.65	6.89	(2.06)

Total from investment operations	(1.17)	5.89	8.30	6.58	(2.24)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$41.60	$48.10	$45.27	$38.49	$31.91
Total return[2]	(3.01)%	13.48%	22.41%	20.62%	(6.56)%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.01%	2.00%	2.02%
Net expenses	1.97%	1.97%	1.98%	2.00%	2.00%
Net investment income (loss)	0.55%	(0.88)%	(0.83)%	(0.83)%	(0.50)%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$37,196	$42,940	$43,209	$42,720	$45,096

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$52.27	$48.50	$40.74	$33.44	$35.44
Net investment income	0.79	0.08	0.06 [1]	0.09	0.07 [1]
Net realized and unrealized gains (losses) on investments	(1.62)	6.75	9.22	7.21	(2.07)

Total from investment operations	(0.83)	6.83	9.28	7.30	(2.00)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$46.11	$52.27	$48.50	$40.74	$33.44
Total return	(2.04)%	14.60%	23.59%	21.83%	(5.64)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.10%	1.09%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.03%
Net investment income	1.52%	0.09%	0.13%	0.17%	0.17%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$223,281	$253,121	$247,230	$395,493	$360,968

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$52.82	$48.86	$40.93	$33.52	$35.45
Net investment income	0.92 [1]	0.19 [1]	0.17	0.21	0.24 [1]
Net realized and unrealized gains (losses) on investments	(1.65)	6.83	9.28	7.20	(2.17)

Total from investment operations	(0.73)	7.02	9.45	7.41	(1.93)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$46.76	$52.82	$48.86	$40.93	$33.52
Total return	(1.81)%	14.89%	23.91%	22.11%	(5.44)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.83%	0.82%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.78%
Net investment income	1.79%	0.36%	0.41%	0.39%	0.61%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$11,906	$29,335	$14,030	$10,804	$14,027

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$50.62	$47.19	$39.79	$32.76	$34.82
Net investment income (loss)	0.63	(0.10)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	(1.55)	6.59	9.00	7.10	(1.99)

Total from investment operations	(0.92)	6.49	8.92	7.03	(2.06)
Distributions to shareholders from
Net realized gains	(5.33)	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$44.37	$50.62	$47.19	$39.79	$32.76
Total return	(2.30)%	14.27%	23.24%	21.46%	(5.92)%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.32%	1.32%	1.32%	1.32%
Net expenses	1.25%	1.28%	1.29%	1.32%	1.32%
Net investment income (loss)	1.27%	(0.19)%	(0.14)%	(0.15)%	(0.15)%
Supplemental data
Portfolio turnover rate	42%	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$1,034,731	$1,147,730	$1,090,838	$1,006,114	$941,172

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

24	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	25

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$147	$(147)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$306,198,282	$0	$0	$306,198,282
Consumer staples	122,367,248	0	0	122,367,248
Energy	135,790,451	0	0	135,790,451
Financials	285,643,953	0	0	285,643,953
Health care	188,043,504	0	0	188,043,504
Industrials	215,935,425	0	0	215,935,425
Information technology	337,663,482	16,414,497	0	354,077,979
Materials	73,621,762	0	0	73,621,762

Short-term investments
Investment companies	24,116,741	23,006,900	0	47,123,641
Total assets	$1,689,380,848	$39,421,397	$0	$1,728,802,245

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.70% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.00% for Administrator Class shares, 0.75% for Institutional Class shares, and 1.23% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.22% for Class A shares, 1.97% for Class B shares, and 1.97% for Class C shares. Prior to January 31, 2015, the Fund’s expenses were capped at 1.28% for Investor Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2015, Funds Distributor received $7,990 from the sale of Class A shares and $171 and $19 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $780,020,026 and $909,332,344, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the

28	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $2,872 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2015 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$15,991,178	$0
Long-term capital gain	183,058,701	117,124,405

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$25,071,157	$219,607,289	$327,180,012

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

Report of independent registered public accounting firm	Wells Fargo Advantage Opportunity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Opportunity Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

30	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $183,058,701 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $15,991,178 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $15,991,178 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a
		CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Opportunity Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

34	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the three- and five-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000™ Growth Index, for all periods under review except the first quarter of 2015 and the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to overall investment approach, sector allocations and investment decisions that affected the Fund’s performance, and of longer term and recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares and, to lower the net operating expense ratio caps for the Class A, Class B and Class C.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class and Class A. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares and to lower the net operating expense ratio caps for the Class A, Class B and Class C.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	35

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237465 11-15 A232/AR232 9-15

Wells Fargo Advantage

Special Mid Cap Value Fund

Annual Report

September 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Special Mid Cap Value Fund for the 12-month period that ended September 30, 2015. Despite generally improving U.S. economic data, the broad U.S. stock market experienced heightened volatility that caused U.S. stocks to end the period close to where they started. Small-cap stocks performed best, followed by mid caps and large caps. Markets outside the U.S. faced deeper ongoing challenges and generally delivered weaker results.

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong quarterly U.S. stock results were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of new jobs continued to expand. In addition, the U.S. economy’s third-quarter 2014 growth rate was revised upward, and U.S. companies reported strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. moved forward, major economies elsewhere confronted ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow, Russia’s economy contracted for the first time since 2009, and eurozone growth remained sluggish.

In the first quarter of 2015, U.S. small caps and mid caps outperformed large caps; major markets elsewhere rallied.

U.S. small-, mid-, and large-cap stocks tended to move similarly during the first quarter until early March, when results began to diverge by market capitalization. Larger caps slipped as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms;

stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by the gradually improving economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	3

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remains solid but has lost some steam, burdened by the drag of the strong U.S. dollar coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September meeting fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—are struggling under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they do sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of September 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-2007	(5.09)	12.93	7.36	0.69	14.27	8.00	1.24	1.24
Class C (WFPCX)	7-31-2007	(1.05)	13.42	7.21	(0.05)	13.42	7.21	1.99	1.99
Class R (WFHHX)	9-30-2015	–	–	–	0.44	14.01	7.76	1.49	1.49
Class R6 (WFPRX)	6-28-2013	–	–	–	1.14	14.76	8.44	0.81	0.81
Administrator Class (WFMDX)	4-8-2005	–	–	–	0.84	14.41	8.14	1.16	1.15
Institutional Class (WFMIX)	4-8-2005	–	–	–	1.10	14.73	8.43	0.91	0.88
Investor Class (SMCDX)+	12-31-1998	–	–	–	0.65	14.20	7.94	1.35	1.32
Russell Midcap® Value Index[4]	–	–	–	–	(2.07)	13.15	7.42	–	–
+	Effective at the close of business on October 23, 2015, Investor Class shares of the Fund were converted to Class A shares and Investor Class shares are no longer offered.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of September 30, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2016 (January 31, 2017 for Class R), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.25% for Class A, 2.00% for Class C, 1.50% for Class R, 0.82% for Class R6, 1.14% for Administrator Class, 0.87% for Institutional Class, and 1.31% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2015.

■	Contributors to outperformance included stock selection in information technology (IT), health care, and industrials, as well as an underweight to energy. Detractors included stock selection in consumer discretionary and underweights to the interest-rate-sensitive real estate investment trusts (REITs) and utilities stocks.

■	Our investment process is based on evaluating companies according to their relative risk and return profiles, a process that we believe has proven successful over time, especially during times of market stress.

Global forces make for volatile markets and handcuffed the Federal Reserve.

The complexities of a more globalized economy kept the market guessing during the past 12 months. Whether it was the Organization of the Petroleum Exporting Countries’ decision to increase oil production in pursuit of market share, the ongoing Greek debt crisis, or China’s yuan devaluation, markets around the world remained volatile. Geopolitical tension in the Middle East and the fight against the Islamic State of Iraq and Syria (ISIS) also added to investor concerns. Toward the end of the period, weakness in emerging markets and their related currencies began to take hold and was cited as a factor in the decision of the U.S. Federal Reserve (Fed) to refrain from raising rates. As bottom-up investors, we evaluate how these macroeconomic events will affect our individual holdings, but we do not derive our security selection from macroeconomic musings. We look to use the volatility opportunistically, and we will continue to use any future volatility to the advantage of our bottom-up stock selection process.

Ten largest holdings[6] (%) as of September 30, 2015
Molson Coors Brewing Company Class B	3.16
Republic Services Incorporated	2.97
Loews Corporation	2.78
Brown & Brown Incorporated	2.76
Synopsys Incorporated	2.58
ProAssurance Corporation	2.52
Fidelity National Information Services Incorporated	2.44
Church & Dwight Company Incorporated	2.42
WellCare Health Plans Incorporated	2.40
EMCOR Group Incorporated	2.38

Our stock selection process led to modest changes to the portfolio’s sector weightings during the period. We remained overweight the industrials and IT sectors because both groups offer an eclectic set of companies that, in our view, create unique investment opportunities. We increased the Fund’s consumer staples overweight and decreased the health care overweight. We remained heavily underweight utilities because our bottom-up stock analysis led us to conclude they were overvalued, offering low potential returns relative to expected risk over our three-year investment horizon. In the materials sector, we reduced our underweight and added new names Packaging Corporation of America and Eagle Materials Incorporated. Our underweight to energy widened over the year, but that was mainly due to an increase in the

Russell Midcap Value Index energy weighting with the annual summer rebalance. Our energy positioning in absolute terms actually increased by almost 150 basis points (bps; 100 bps equals 1.00%), including new names Anadarko Petroleum Corporation; Frank’s International N.V.; Patterson-UTI Energy, Incorporated; and Superior Energy Services, Incorporated, despite having exited our position in offshore driller Enso Limited due to the deteriorating fundamental outlook for offshore drillers.

The IT and health care sectors aided relative performance, but the consumer discretionary and financials sectors detracted.

Stock selection in IT contributed to the Fund’s outperformance. At DST Systems, Incorporated, an increasingly frustrated board of directors and shareholder base pressed for change at the senior management level, which resulted in monetizing several of the company’s assets. The proceeds from the transactions were used to buy back a significant amount of stock. Through this process, the true value of the assets was reflected in a higher stock price, leading us to trim our position. In health care, the acquisition of clinical research provider Covance Incorporated* resulted in a strong contribution to Fund performance. The firm’s sustainable competitive advantage, consistent cash flows, and deployable balance sheet compelled the acquirer to pay a 31% premium for Covance shares.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	7

Stock selection in the consumer discretionary sector detracted from performance. Tribune Media Company underperformed the benchmark because of investor concerns around cord-cutting—a nascent trend of consumers discontinuing cable television subscriptions and accessing programming through alternative sources—and it might affect television advertising revenues. Tribune underinvested in its content assets and delayed fee negotiations throughout its bankruptcy process. After emerging from bankruptcy in 2013, it spun off publishing assets and is in the process of securing higher affiliate-fee payments and improving internal content. We believe the company’s potential with the proper amount of investment is not reflected in its current stock price and continue to view the reward/risk relationship favorably. The financials sector was a key detractor largely due to an underweight to REITs, which benefited from the Fed’s decision to delay hiking the federal funds rate.

Sector distribution[7] as of September 30, 2015

We will continue to do what we always strive to do—protect our investors from risk that they are not compensated for taking.

As we look to the end of 2015, there are numerous market forces at play that will likely bring further volatility. In the U.S., aside from growth concerns, politics will continue to make front-page news. A potential government shutdown and the negotiations of a longer-term highway-spending bill present uncertainties, as do the upcoming presidential primaries and the market anxiety that usually accompanies a significant change in leadership. Abroad, investors will be intently watching data points from China and other emerging markets, with close attention to the behavior of those economies and currencies. Tension in the Middle East and the fight against ISIS will also be monitored. All these issues are affecting perhaps the biggest question mark facing investors—whether or not the Fed will raise rates in 2015. The labor market has improved substantially, but inflation goals remain unmet; market swings in the months ahead will likely correlate the latest comments from the Fed and interpretations of them as hawkish or dovish. Predicting these moves is often a fool’s game and better left for economists, which we are not.

We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. If merger and acquisition activity continues at an accelerated pace, the portfolio should benefit because the company characteristics we seek can provide the resources that companies need to initiate acquisitions while, at the same time, proving attractive to acquirers. While volatility may remain elevated, the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance. We maintain a favorable outlook for the portfolio as we enter the fourth quarter of 2015.

Please see footnotes on page 5.

8	Wells Fargo Advantage Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2015	Ending account value 09-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$915.24	$5.91	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23	1.23%
Class C
Actual	$1,000.00	$911.66	$9.49	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00	1.98%
Class R
Actual	$1,000.00	$913.95	$7.20	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Class R6
Actual	$1,000.00	$917.26	$3.80	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00	0.79%
Administrator Class
Actual	$1,000.00	$915.79	$5.38	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Institutional Class
Actual	$1,000.00	$916.97	$4.08	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$914.99	$6.29	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Special Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 94.59%

Consumer Discretionary: 5.77%

Hotels, Restaurants & Leisure: 1.56%
The Wendy’s Company	3,620,400	$31,316,460

Leisure Products: 1.35%
Vista Outdoor Incorporated †	606,800	26,960,124

Media: 2.02%
Tribune Media Company Class A	1,136,600	40,462,960

Specialty Retail: 0.84%
Guess? Incorporated	787,125	16,812,990

Consumer Staples: 9.55%

Beverages: 3.16%
Molson Coors Brewing Company Class B	762,000	63,261,240

Food & Staples Retailing: 1.99%
Sysco Corporation	1,020,600	39,772,782

Food Products: 1.99%
TreeHouse Foods Incorporated †	511,600	39,797,364

Household Products: 2.41%
Church & Dwight Company Incorporated	576,400	48,359,960

Energy: 5.95%

Energy Equipment & Services: 2.43%
Frank’s International N.V. «	895,700	13,731,081
Patterson-UTI Energy Incorporated	1,486,400	19,531,296
Superior Energy Services Incorporated	1,212,000	15,307,560

		48,569,937

Oil, Gas & Consumable Fuels: 3.52%
Anadarko Petroleum Corporation	508,000	30,678,120
Cimarex Energy Company	292,110	29,935,433
Southwestern Energy Company †	776,500	9,853,785

		70,467,338

Financials: 24.41%

Banks: 3.33%
PacWest Bancorp	694,607	29,736,126
Regions Financial Corporation	4,097,200	36,915,772

		66,651,898

Capital Markets: 1.81%
Northern Trust Corporation	533,000	36,329,280

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2015

Security name	Shares	Value

Consumer Finance: 2.00%
Ally Financial Incorporated †	1,961,361	$39,972,537

Insurance: 14.86%
Arch Capital Group Limited †	568,460	41,764,756
Brown & Brown Incorporated	1,781,300	55,166,861
FNF Group	1,150,800	40,818,876
Loews Corporation	1,537,900	55,579,706
ProAssurance Corporation	1,026,900	50,389,983
The Allstate Corporation	534,900	31,152,576
Validus Holdings Limited	502,069	22,628,250

		297,501,008

REITs: 2.41%
Hatteras Financial Corporation	2,213,200	33,529,980
Host Hotels & Resorts Incorporated	934,500	14,774,445

		48,304,425

Health Care: 7.03%

Health Care Equipment & Supplies: 0.45%
C.R. Bard Incorporated	48,200	8,980,142

Health Care Providers & Services: 6.58%
Cigna Corporation	154,775	20,897,721
Humana Incorporated	158,800	28,425,200
Patterson Companies Incorporated	792,400	34,271,300
WellCare Health Plans Incorporated †	558,700	48,148,766

		131,742,987

Industrials: 19.64%

Aerospace & Defense: 1.29%
B/E Aerospace Incorporated	588,700	25,843,930

Air Freight & Logistics: 1.00%
Expeditors International of Washington Incorporated	424,700	19,982,135

Commercial Services & Supplies: 5.01%
Pitney Bowes Incorporated	2,053,300	40,758,005
Republic Services Incorporated	1,444,775	59,524,730

		100,282,735

Construction & Engineering: 4.56%
EMCOR Group Incorporated	1,074,709	47,555,873
Jacobs Engineering Group Incorporated †	1,170,000	43,793,100

		91,348,973

Machinery: 0.64%
Joy Global Incorporated «	851,700	12,715,881

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2015	Wells Fargo Advantage Special Mid Cap Value Fund	11

Security name	Shares	Value

Marine: 1.57%
Kirby Corporation †	506,900	$31,402,455

Professional Services: 1.76%
Towers Watson & Company Class A	300,400	35,260,952

Road & Rail: 0.98%
Ryder System Incorporated	264,400	19,576,176

Trading Companies & Distributors: 1.25%
W.W. Grainger Incorporated «	116,700	25,091,667

Transportation Infrastructure: 1.58%
Macquarie Infrastructure Company LLC	424,406	31,686,152

Information Technology: 14.43%

Communications Equipment: 3.54%
ARRIS Group Incorporated †	1,153,800	29,964,186
Harris Corporation	559,200	40,905,480

		70,869,666

IT Services: 3.85%
DST Systems Incorporated	268,220	28,200,651
Fidelity National Information Services Incorporated	727,700	48,814,116

		77,014,767

Semiconductors & Semiconductor Equipment: 1.71%
Lam Research Corporation	523,800	34,219,854

Software: 3.66%
Check Point Software Technologies Limited «†	271,800	21,561,894
Synopsys Incorporated †	1,120,700	51,753,926

		73,315,820

Technology Hardware, Storage & Peripherals: 1.67%
Western Digital Corporation	422,400	33,555,456

Materials: 5.81%

Chemicals: 1.84%
FMC Corporation	1,088,200	36,900,862

Construction Materials: 1.73%
Eagle Materials Incorporated	507,500	34,723,150

Containers & Packaging: 2.24%
Packaging Corporation of America	744,200	44,771,070

Utilities: 2.00%

Multi-Utilities: 2.00%
Ameren Corporation	949,350	40,129,026

Total Common Stocks (Cost $1,879,604,004)		1,893,954,159

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2015

Security name	Yield	Shares	Value

Short-Term Investments: 6.92%

Investment Companies: 6.92%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.15%	14,300,900	$14,300,900
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16	124,185,489	124,185,489

Total Short-Term Investments (Cost $138,486,389)			138,486,389

Total investments in securities (Cost $2,018,090,393) *	101.51%	2,032,440,548
Other assets and liabilities, net	(1.51)	(30,196,495)

Total net assets	100.00%	$2,002,244,053

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,021,203,262 and unrealized gains (losses) consists of:

Gross unrealized gains	$185,746,528
Gross unrealized losses	(174,509,242)

Net unrealized gains	$11,237,286

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2015	Wells Fargo Advantage Special Mid Cap Value Fund	13

Assets
Investments
In unaffiliated securities (including $14,109,230 of securities loaned), at value (cost $1,879,604,004)	$1,893,954,159
In affiliated securities, at value (cost $138,486,389)	138,486,389

Total investments, at value (cost $2,018,090,393)	2,032,440,548
Receivable for investments sold	5,232,435
Receivable for Fund shares sold	22,686,597
Receivable for dividends	3,570,960
Receivable for securities lending income	1,814
Prepaid expenses and other assets	93,040

Total assets	2,064,025,394

Liabilities
Payable for investments purchased	41,513,059
Payable for Fund shares redeemed	4,108,472
Payable upon receipt of securities loaned	14,300,900
Management fee payable	1,173,471
Distribution fee payable	38,619
Administration fees payable	327,221
Accrued expenses and other liabilities	319,599

Total liabilities	61,781,341

Total net assets	$2,002,244,053

NET ASSETS CONSIST OF
Paid-in capital	$1,896,525,909
Undistributed net investment income	10,602,293
Accumulated net realized gains on investments	80,765,696
Net unrealized gains on investments	14,350,155

Total net assets	$2,002,244,053

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$509,386,178
Shares outstanding – Class A1	17,028,805
Net asset value per share – Class A	$29.91
Maximum offering price per share – Class A2	$31.73
Net assets – Class C	$63,430,829
Shares outstanding – Class C1	2,187,109
Net asset value per share – Class C	$29.00
Net assets – Class R	$25,000
Shares outstanding – Class R1	814
Net asset value per share – Class R	$30.70
Net assets – Class R6	$105,972,813
Shares outstanding – Class R6[1]	3,450,816
Net asset value per share – Class R6	$30.71
Net assets – Administrator Class	$394,187,715
Shares outstanding – Administrator Class[1]	12,946,877
Net asset value per share – Administrator Class	$30.45
Net assets – Institutional Class	$411,919,281
Shares outstanding – Institutional Class[1]	13,416,653
Net asset value per share – Institutional Class	$30.70
Net assets – Investor Class	$517,322,237
Shares outstanding – Investor Class[1]	16,986,308
Net asset value per share – Investor Class	$30.46

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Mid Cap Value Fund	Statement of operations—year ended September 30, 2015

Investment income
Dividends (net of foreign withholding taxes of $33,555)	$34,364,360
Income from affiliated securities	120,730
Securities lending income, net	117,957

Total investment income	34,603,047

Expenses
Management fee	12,116,218
Administration fees
Class A	1,131,501
Class C	113,185
Class R6	11,815
Administrator Class	292,862
Institutional Class	292,309
Investor Class	1,800,336
Shareholder servicing fees
Class A	1,151,050
Class C	116,198
Administrator Class	666,029
Investor Class	1,405,383
Distribution fee
Class C	348,594
Custody and accounting fees	103,169
Professional fees	44,306
Registration fees	222,827
Shareholder report expenses	117,452
Trustees’ fees and expenses	18,033
Other fees and expenses	27,401

Total expenses	19,978,668
Less: Fee waivers and/or expense reimbursements	(136,304)

Net expenses	19,842,364

Net investment income	14,760,683

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	99,137,662
Net change in unrealized gains (losses) on investments	(138,463,872)

Net realized and unrealized gains (losses) on investments	(39,326,210)

Net decrease in net assets resulting from operations	$(24,565,527)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Special Mid Cap Value Fund	15

	Year ended September 30, 2015		Year ended September 30, 2014

Operations
Net investment income		$14,760,683		$3,213,841
Net realized gains on investments		99,137,662		113,573,174
Net change in unrealized gains (losses) on investments		(138,463,872)		8,254,196

Net increase (decrease) in net assets resulting from operations		(24,565,527)		125,041,211

Distributions to shareholders from
Net investment income
Class A		(2,404,466)		(153,521)
Class R6		(45,443)		(162)
Administrator Class		(922,301)		(401,318)
Institutional Class		(1,465,190)		(404,780)
Investor Class		(963,123)		(867,730)
Net realized gains
Class A		(36,145,688)		(3,308,750)
Class C		(3,059,339)		(1,219,837)
Class R6		(527,423)		(1,896)
Administrator Class		(17,119,649)		(8,600,693)
Institutional Class		(17,898,031)		(5,036,509)
Investor Class		(47,391,502)		(40,164,061)

Total distributions to shareholders		(127,942,155)		(60,159,257)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,633,402	498,183,836	2,877,231	92,744,955
Class C	1,444,914	45,340,872	471,148	14,868,700
Class R	814 [1]	25,000 [1]	N/A	N/A
Class R6	3,639,150	120,551,746	132,701	4,514,252
Administrator Class	12,563,219	406,786,505	3,236,966	106,014,219
Institutional Class	9,959,577	330,102,387	4,004,579	132,390,867
Investor Class	3,146,655	104,038,226	4,602,000	149,483,779

		1,505,028,572		500,016,772

Reinvestment of distributions
Class A	1,195,510	37,042,885	98,387	2,992,506
Class C	93,002	2,799,357	37,117	1,103,131
Class R6	18,058	572,866	66	2,058
Administrator Class	572,229	18,011,446	286,133	8,814,496
Institutional Class	542,244	17,199,534	175,401	5,441,063
Investor Class	1,519,579	47,828,295	1,317,664	40,576,456

		123,454,383		58,929,710

Payment for shares redeemed
Class A	(3,172,402)	(102,128,564)	(859,046)	(28,107,230)
Class C	(268,920)	(8,411,582)	(91,752)	(2,901,821)
Class R6	(326,593)	(10,742,055)	(13,437)	(451,461)
Administrator Class	(5,860,843)	(190,655,125)	(1,663,467)	(53,560,740)
Institutional Class	(2,327,220)	(76,918,868)	(1,075,224)	(34,962,383)
Investor Class	(4,421,468)	(145,795,400)	(7,561,660)	(243,590,617)

		(534,651,594)		(363,574,252)

Net increase in net assets resulting from capital share transactions		1,093,831,361		195,372,230

Total increase in net assets		941,323,679		260,254,184

Net assets
Beginning of period		1,060,920,374		800,666,190

End of period		$2,002,244,053		$1,060,920,374

Undistributed net investment income		$10,602,293		$2,342,269

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.68	$30.36	$22.83	$17.84	$18.60
Net investment income	0.25	0.12 [1]	0.15 [1]	0.08 [1]	0.03
Net realized and unrealized gains (losses) on investments	0.07	4.47	7.60	4.94	(0.52)

Total from investment operations	0.32	4.59	7.75	5.02	(0.49)
Distributions to shareholders from
Net investment income	(0.18)	(0.09)	(0.22)	(0.03)	(0.27)
Net realized gains	(2.91)	(2.18)	0.00	0.00	0.00

Total distributions to shareholders	(3.09)	(2.27)	(0.22)	(0.03)	(0.27)
Net asset value, end of period	$29.91	$32.68	$30.36	$22.83	$17.84
Total return[2]	0.69%	15.70%	34.23%	28.18%	(2.82)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.28%	1.29%	1.30%	1.29%
Net expenses	1.24%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.85%	0.38%	0.54%	0.38%	0.14%
Supplemental data
Portfolio turnover rate	58%	58%	87%	87%	78%
Net assets, end of period (000s omitted)	$509,386	$110,219	$38,119	$9,545	$9,850

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.82	$29.73	$22.38	$17.60	$18.40
Net investment income (loss)	0.02 [1]	(0.04)	(0.07)[1]	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	0.07	4.31	7.49	4.81	(0.49)

Total from investment operations	0.09	4.27	7.42	4.78	(0.62)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.07)	0.00	(0.18)
Net realized gains	(2.91)	(2.18)	0.00	0.00	0.00

Total distributions to shareholders	(2.91)	(2.18)	(0.07)	0.00	(0.18)
Net asset value, end of period	$29.00	$31.82	$29.73	$22.38	$17.60
Total return[2]	(0.05)%	14.86%	33.23%	27.16%	(3.52)%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.03%	2.04%	2.06%	2.04%
Net expenses	1.99%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	0.08%	(0.38)%	(0.25)%	(0.35)%	(0.60)%
Supplemental data
Portfolio turnover rate	58%	58%	87%	87%	78%
Net assets, end of period (000s omitted)	$63,431	$29,217	$14,913	$2,770	$1,714

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R	Period ended September 30, 2015[1]
Net asset value, beginning of period	$30.70
Net investment income	0.00
Net realized and unrealized gains (losses) on investments	0.00

Total from investment operations	0.00
Net asset value, end of period	$30.70
Total return[2]	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.00%
Net expenses	0.00%
Net investment income	0.00%
Supplemental data
Portfolio turnover rate	58%
Net assets, end of period (000s omitted)	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$33.39	$30.90	$28.69
Net investment income	0.41 [2]	0.41 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	0.05	4.43	2.15

Total from investment operations	0.46	4.84	2.21
Distributions to shareholders from
Net investment income	(0.23)	(0.17)	0.00
Net realized gains	(2.91)	(2.18)	0.00

Total distributions to shareholders	(3.14)	(2.35)	0.00
Net asset value, end of period	$30.71	$33.39	$30.90
Total return[3]	1.14%	16.29%	7.70%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.81%
Net expenses	0.79%	0.80%	0.81%
Net investment income	1.26%	1.22%	0.73%
Supplemental data
Portfolio turnover rate	58%	58%	87%
Net assets, end of period (000s omitted)	$105,973	$4,013	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.14	$30.71	$23.09	$18.04	$18.80
Net investment income	0.31 [1]	0.15	0.20 [1]	0.11 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	0.05	4.55	7.67	4.99	(0.54)

Total from investment operations	0.36	4.70	7.87	5.10	(0.48)
Distributions to shareholders from
Net investment income	(0.14)	(0.09)	(0.25)	(0.05)	(0.28)
Net realized gains	(2.91)	(2.18)	0.00	0.00	0.00

Total distributions to shareholders	(3.05)	(2.27)	(0.25)	(0.05)	(0.28)
Net asset value, end of period	$30.45	$33.14	$30.71	$23.09	$18.04
Total return	0.84%	15.89%	34.41%	28.30%	(2.72)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.12%	1.13%	1.14%	1.13%
Net expenses	1.11%	1.12%	1.13%	1.13%	1.13%
Net investment income	0.95%	0.48%	0.71%	0.50%	0.26%
Supplemental data
Portfolio turnover rate	58%	58%	87%	87%	78%
Net assets, end of period (000s omitted)	$394,188	$187,968	$117,087	$61,596	$62,122

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.38	$30.91	$23.15	$18.10	$18.86
Net investment income	0.41 [1]	0.24	0.20 [1]	0.16	0.10
Net realized and unrealized gains (losses) on investments	0.04	4.57	7.81	5.01	(0.52)

Total from investment operations	0.45	4.81	8.01	5.17	(0.42)
Distributions to shareholders from
Net investment income	(0.22)	(0.16)	(0.25)	(0.12)	(0.34)
Net realized gains	(2.91)	(2.18)	0.00	0.00	0.00

Total distributions to shareholders	(3.13)	(2.34)	(0.25)	(0.12)	(0.34)
Net asset value, end of period	$30.70	$33.38	$30.91	$23.15	$18.10
Total return	1.10%	16.17%	34.90%	28.65%	(2.46)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.85%	0.87%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.87%	0.86%
Net investment income	1.23%	0.81%	0.72%	0.76%	0.52%
Supplemental data
Portfolio turnover rate	58%	58%	87%	87%	78%
Net assets, end of period (000s omitted)	$411,919	$174,989	$66,056	$125,623	$104,360

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.12	$30.70	$23.08	$18.04	$18.80
Net investment income	0.24	0.08	0.15	0.07 [1]	0.02
Net realized and unrealized gains (losses) on investments	0.06	4.56	7.67	4.99	(0.53)

Total from investment operations	0.30	4.64	7.82	5.06	(0.51)
Distributions to shareholders from
Net investment income	(0.05)	(0.04)	(0.20)	(0.02)	(0.25)
Net realized gains	(2.91)	(2.18)	0.00	0.00	0.00

Total distributions to shareholders	(2.96)	(2.22)	(0.20)	(0.02)	(0.25)
Net asset value, end of period	$30.46	$33.12	$30.70	$23.08	$18.04
Total return	0.65%	15.67%	34.14%	28.04%	(2.88)%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.34%	1.35%	1.37%	1.36%
Net expenses	1.31%	1.31%	1.31%	1.31%	1.31%
Net investment income	0.72%	0.24%	0.53%	0.32%	0.08%
Supplemental data
Portfolio turnover rate	58%	58%	87%	87%	78%
Net assets, end of period (000s omitted)	$517,322	$554,514	$564,465	$315,791	$336,239

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

24	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities. At September 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(700,136)	$700,136

As of September 30, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $124,975 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$115,552,534	$0	$0	$115,552,534
Consumer staples	191,191,346	0	0	191,191,346
Energy	119,037,275	0	0	119,037,275
Financials	488,759,148	0	0	488,759,148
Health care	140,723,129	0	0	140,723,129
Industrials	393,191,056	0	0	393,191,056
Information technology	288,975,563	0	0	288,975,563
Materials	116,395,082	0	0	116,395,082
Utilities	40,129,026	0	0	40,129,026

Short-term investments
Investment companies	124,185,489	14,300,900	0	138,486,389
Total assets	$2,018,139,648	$14,300,900	$0	$2,032,440,548

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.70% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate

26	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended September 30, 2015 have been included in management fee on the Statement of Operations.

For the year ended September 30, 2015, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Class R	0.21	N/A
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.25%	January 31, 2016
Class C	2.00	January 31, 2016
Class R	1.50	January 31, 2017
Class R6	0.82	January 31, 2016
Administrator Class	1.14	January 31, 2016
Institutional Class	0.87	January 31, 2016
Investor Class	1.31	January 31, 2016

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2015, Funds Distributor received $39,574 from the sale of Class A shares and $1,393 in contingent deferred sales charges from redemptions of Class C shares.

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2015 were $1,858,454,929 and $913,504,427, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended September 30, 2015, the Fund paid $2,070 in commitment fees.

For the year ended September 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Year ended September 30
	2015	2014
Ordinary income	$50,726,509	$18,393,127
Long-term capital gain	77,215,646	41,766,130

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$30,590,383	$64,015,440	$11,237,286	$(124,975)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT EVENT

After the close of business on October 23, 2015, Investor Class shares of the Fund became Class A shares in a tax-free conversion. Shareholders of Investor Class of the Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion.

28	Wells Fargo Advantage Special Mid Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Mid Cap Value Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2015

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 32.63% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $77,215,646 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $18,039,596 of income dividends paid during the fiscal year ended September 30, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2015, $44,925,985 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	33

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell Midcap® Value Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the average rates for the Fund’s expense Groups for all share classes except Class A. The Board noted that the net operating expense ratio of Class A was lower than the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

34	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Special Mid Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

237466 11-15 A234/AR234 09-15

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2015	Fiscal year ended September 30, 2014
Audit fees	$270,080	$270,080
Audit-related fees	—	—
Tax fees (1)	36,770	34,470
All other fees	—	—

	$306,850	304,550

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
Karla M. Rabusch President

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
President

Date:	November 24, 2015

By:	/s/ Nancy Wiser
Treasurer

Date:	November 24, 2015

By:	/s/ Jeremy DePalma
Treasurer

Date:	November 24, 2015